(As filed with the Securities and Exchange Commission on October 12, 2010)

Securities Act File No. 333-168615

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

Registration Statement Under The Securities Act of 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
(check appropriate box or boxes)

AETOS CAPITAL LONG/SHORT

STRATEGIES FUND, LLC

(Exact Name of Registrant as Specified in Charter)

c/o Aetos Capital, LLC

875 Third Avenue

New York, New York

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 201-2500

Michael Klein

Aetos Capital, LLC

New York, New York

(Name and Address of Agent for Service)

With a copy to:

Leonard B. Mackey, Jr., Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price	Amount Of Registration Fee*
Limited Liability Company Interests	$2,500,000,000	$178,250

*	Previously Paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

AETOS CAPITAL OPPORTUNITIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

c/o Aetos Alternatives Management, LLC

875 Third Avenue

New York, NY 10022

(212) 201-2500

NOTICE OF SPECIAL MEETING OF MEMBERS

TO BE HELD October 29, 2010

To the Members of Aetos Capital Opportunities Fund, LLC and Aetos Capital Long/Short Strategies Fund, LLC:

Notice is hereby given of a Special Meeting of the members of Aetos Capital Opportunities Fund, LLC (“Opportunities”) and Aetos Capital Long/Short Strategies Fund, LLC (“Long/Short,” with each of Opportunities and Long/Short being a “Fund”) to be held at the offices of Aetos Alternatives Management, LLC, 875 Third Avenue, New York, New York 10022, on October 29, 2010, at 9:00 a.m., New York time, and 9:15 a.m., New York time, respectively, and any adjournments thereof (the “Meeting”), for the following purposes:

1.         To consider and vote upon (i) an Agreement and Plan of Merger, dated October 12, 2010 (the “Merger Agreement”), between Opportunities and Long/Short, pursuant to which Opportunities and Long/Short will merge, following which Long/Short will be the surviving entity, and Opportunities will be terminated as a registered investment company (the “Merger”), and (ii) the Merger; and

2.         To act upon such other matters as may properly come before the Meeting.

The Merger is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Merger Agreement is attached as Exhibit A thereto. Members of record at the close of business on August 31, 2010 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your Interests to be voted. The Boards of Managers of Opportunities and Long/Short recommend that you vote in favor of the Merger. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Managers,

Harold Schaaff
Vice President and Secretary of the Funds

October 12, 2010

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum at your respective Meeting by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at each Meeting. The enclosed envelope requires no postage if mailed in the United States.

This Proxy Statement also constitutes a Prospectus of Long/Short, which is dated October 12, 2010, filed by Long/Short with the Securities and Exchange Commission (the “Commission”) as part of its Registration Statement on Form N-14 (the “Registration Statement”).

This Proxy Statement and Prospectus sets forth concisely information about Long/Short that members of Opportunities should know before voting on the Merger Agreement and the Merger. A copy of the Prospectus for Long/Short dated June 1, 2010, as may be supplemented from time to time, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is the Funds’ Annual Report for the fiscal year ended January 31, 2010. A Statement of Additional Information relating to the Merger, described in this Proxy Statement and Prospectus, dated October 12, 2010, has been filed with the Commission and is also incorporated herein by reference. Information about Opportunities is included in this Proxy Statement and Prospectus and incorporated herein by reference from the Funds’ Annual Report for the fiscal year ended January 31, 2010. Such documents, as well as additional information about Long/Short and Opportunities, have been filed with the Commission and are available upon request without charge by calling (212) 201-2500 or by visiting the Commission’s website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated October 12, 2010.

PROXY STATEMENT AND PROSPECTUS

AETOS CAPITAL OPPORTUNITIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

c/o Aetos Alternatives Management, LLC

875 Third Avenue

New York, NY 10022

(212) 201-2500

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Members

to be Held October 29, 2010

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the members of Aetos Capital Opportunities Fund, LLC (“Opportunities”) and Aetos Capital Long/Short Strategies Fund, LLC (“Long/Short”), non-diversified, closed-end management investment companies, in connection with the solicitation by the Board of Managers of each of Opportunities and Long/Short (each, a “Board”) of proxies to be used at the Special Meeting of Members of each of Opportunities and Long/Short to be held at the offices of Aetos Alternatives Management, LLC, 875 Third Avenue, New York, New York 10022, on October 29, 2010, at 9:00 a.m., New York time, and 9:15 a.m., New York Time, respectively, and any adjournments thereof (each, a “Meeting” and together, the “Meetings”). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about October 12, 2010.

At each Meeting, Opportunities and Long/Short members (“Members”), respectively, will consider and vote upon (i) an Agreement and Plan of Merger, dated October 12, 2010 (the “Merger Agreement”), between Opportunities and Long/Short, pursuant to which Opportunities and Long/Short will merge, following which Long/Short will be the surviving entity, and Opportunities will be terminated as a registered investment company and its separate existence as a Delaware limited liability company will cease (the “Merger”), and (ii) the Merger contemplated thereby. Further information relating to Long/Short is set forth herein and in Long/Short’s current Prospectus, dated June 1, 2010 (“Long/Short’s Prospectus”), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

Opportunities and Long/Short are non-diversified, closed-end management investment companies. It is proposed that, upon approval of the Merger Agreement and the Merger, Members of Opportunities would receive, on the date of the Merger, Interests (as defined herein) of Long/Short equal to the aggregate net asset value of their holdings in Opportunities as of the Valuation Date (as defined herein) as described in Section 1.03 of the Merger Agreement. The information concerning Opportunities and Long/Short contained herein has been supplied by Opportunities and Long/Short, respectively. Each of Opportunities and Long/Short is referred to herein as a “Fund” and together as the “Funds.” The limited liability company surviving the Merger is referred to as the “Combined Fund.”

Record Date; Interest Information

The Board of each Fund has fixed the close of business on August 31, 2010 as the record date (the “Record Date”) for the determination of the Members entitled to notice of, and to vote at the applicable Meeting. As of the Record Date, there were $148,391,121 of limited liability company interests (“Interests”) of Opportunities and $872,432,847 of Interests of Long/Short, respectively, issued and outstanding, as reflected in the sum of the capital accounts of all Members of Opportunities and all Members of Long/Short, respectively, on such date. Each Member of Opportunities or Long/Short, as applicable, on the Record Date is entitled to a vote in proportion to the balance of its capital account in the applicable Fund, divided by the sum of capital accounts of all Members of such Fund on such date (each such Member’s “Investment Percentage”). The presence in person or by proxy of Members of Opportunities or Long/Short, as applicable, holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the applicable Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding Interests of Opportunities or Long/Short as of the Record Date:

As of August 31, 2010, Delta Master Trust owned 5.08% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Delta Master Trust is 1025 Virginia Avenue, Suite 400, Atlanta, GA 30354.

As of August 31, 2010, Chrysler Group LLC Master Retirement Trust owned 13.25% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 10.29% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, 13.45% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 26.96% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Chrysler LLC Master Retirement Trust is 1000 Chrysler Drive, 485-02-20, Auburn Hills, MI 48326.

As of August 31, 2010, Pennsylvania State University owned 6.31% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC and 7.24% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of the Pennsylvania State University is 103 Innovation Blvd. suite 212, University Park, PA 16802.

As of August 31, 2010, Kaiser Foundation Hospitals owned 13.21% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 11.67% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, 11.64% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 7.31% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Kaiser Foundation Hospitals is 1 Kaiser Plaza, 13th Floor Lakeside, Oakland, CA, 94612.

As of August 31, 2010, Kaiser Permanente Master Trust owned 10.21% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 8.57% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, 10.00% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 6.57% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Kaiser Permanente Master Trust is 1 Kaiser Plaza, 13th Floor Lakeside, Oakland, CA, 94612.

As of August 31, 2010, Board of Fire & Police Pension Commissioners of the City of Los Angeles owned 8.39% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 7.66% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, and 7.02% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Board of Fire & Police Pension Commissioners of the City of Los Angeles is 360 East Second Street, Suite 600, Los Angeles, CA 90012.

As of August 31, 2010, Nestle in the USA Pension Trust owned 5.04% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 5.86% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Nestle in the USA Pension Trust is 777 West Putnam Ave, Greenwich, CT 06830.

As of August 31, 2010, WSIB Investments (Total Return) Pooled Fund Trust owned 5.61% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 6.56% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of WSIB Investments (Total Return) Pooled Fund Trust is 200 Front Street West, Toronto, ON M5V 3J1.

The persons named above are the only persons owning of record or beneficially 5% or more of the outstanding Interests of a Fund.

As of the Record Date, the Managers and officers of each of Opportunities and Long/Short, as a group, owned less than 1% of the outstanding Interests of Opportunities and Long/Short, respectively.

Pr oxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Merger Agreement and the Merger unless a choice is indicated to vote against or to abstain from voting on the Merger Agreement and the Merger. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Members, to be presented for consideration at each Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meetings. Abstentions will not count as votes in favor of the Merger Agreement and the Merger. If a Member executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Merger Agreement and the Merger. A Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Opportunities or Long/Short, as applicable, at Aetos Alternatives Management, LLC (“Aetos” or the “Investment Manager”) 875 Third Avenue, New York, New York 10022; (ii) attending the applicable Meeting and voting in person; or (iii) completing and returning a new Proxy (if returned and received in time to be voted). Attendance at a Meeting will not in and of itself revoke a Proxy for that Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Merger Agreement and the Merger is not obtained at either Meeting, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the Members holding a majority of the total number of votes present in person or by proxy with respect to Opportunities or Long/Short, as applicable, as of the Record Date. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Merger Agreement and the Merger and will vote against any such adjournment those proxies required to be voted against the Merger Agreement and the Merger. Abstentions will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

Any mailing or other normal solicitation costs will be born by the Investment Manager. Opportunities will bear all of the other expenses associated with the Merger, which expenses are expected to approximate $150,000.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Opportunities and Long/Short, or officers and regular employees of the Investment Manager and/or SEI Investments Global Funds Services (the “Administrator”), without special compensation therefore.

Vote Required

Approval of the Merger Agreement and the Merger by the Members of each of Opportunities and Long/Short requires the affirmative vote of Members of each of Opportunities and Long/Short having Investment Percentages representing a majority (i.e., more than 50%) of the aggregate Investment Percentages of all Members of such Fund entitled to vote at the applicable Meeting. If the Merger Agreement and the Merger are not approved by Members of a Fund having the requisite Investment Percentages in such Fund, Opportunities will continue in existence and each Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Merger Agreement. Members should carefully review this Proxy Statement and Prospectus and the Merger Agreement in their entirety and, in particular, Long/Short’s Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Merger

The Merger Agreement provides for the merger of Opportunities and Long/Short, following which Long/Short will be the surviving entity. Upon the effectiveness of the Merger on or after the closing date scheduled for the Merger (the “Closing Date”), the Interests of Opportunities will be exchanged for Interests of Long/Short and Opportunities will thereafter be deregistered under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of the Merger, each Member of Opportunities will receive Long/Short Interests equal in value to such Member’s pro rata interest in the net assets of Opportunities valued as of the last business day of the week in which approval of the Merger Agreement and the Merger by the Members of each Fund is obtained (or such other time as each Fund may agree) (the “Valuation Date”). The Board of each Fund has determined that the Interests of such Fund’s Members will not be diluted as a result of the Merger.

For the reasons set forth below under “The Merger—The Board’s Considerations,” the Board of each Fund, including the Managers who are not “interested persons” of Opportunities or Long/Short (“Independent Board Members”), as that term is defined in the 1940 Act, has concluded that the Merger is in the best interests of each of Opportunities and Long/Short and its Members and recommends approval of the Merger Agreement and the Merger.

Fee Table

The following table briefly describes the fees and expenses that a Member of Opportunities and Long/Short may pay if they buy and hold Interests of each respective Fund. These expenses are deducted from each respective Fund’s assets and are based on expenses paid by the Funds for their fiscal years ended January 31, 2010. Opportunities and Long/Short each pays expenses for management of its assets and other services, and those expenses are reflected in the net asset value of each Fund. The table also sets forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on January 31, 2010, if the Merger had been consummated twelve months prior to that date. A further discussion of the comparative expenses of the Funds is set forth under “The Merger—The Board’s Considerations.”

	Opportunities	Long/Short	Pro Forma Long/Short Combined Fund

Investor Transaction Expenses of the asset allocation program

Maximum Sales load (as a percentage of offering price)	None	None	None

Maximum redemption fee	None	None	None

Annual Expenses (as a percentage of net assets attributable to Interests)

Management Fee	0.75%	0.75%	0.75%

Program Fees	0. 50%(plus 10% of aggregate Program net profits)(1)	0.50%(plus 10% of aggregate Program net profits)(1)	0.50% (plus 10% of aggregate Program net profits)(1)

Acquired Fund Fees and Expenses(2)	2.89%	3.71%	3.61%

Other Expenses	0.36%	0.14%	0.13%(3)

Total Annual Expenses	4.50% (plus 10% of aggregate Program net profits)(1)(4)	5.10% (plus 10% of aggregate Program net profits)(1)	4.99% (plus10% of aggregate Program net profits)(1)(5)

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Opportunities, Long/Short or the Long/Short Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a Member’s actual costs may be higher or lower, the tables below show a Member’s costs at the end of each period based on these assumptions. The examples do not include the Program incentive fee of 10% of aggregate Program net profits.

	1 year	3 years	5 years	10 years

Opportunities	$451	$1,360	$2,278	$4,614

Long/Short	$510	$1,528	$2,544	$5,075

Pro Forma Long/Short Combined Fund	$499	$1,497	$2,496	$4,992

Pro forma expenses are calculated based on the assets of Opportunities and Long/Short as of January 31, 2010.

The purpose of the foregoing fee tables is to assist the Member in understanding the various costs and expenses that a Member in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see “Comparison of Opportunities and Long/Short—Investment Management Fees; Other Significant Fees.”

(1)

Payable at the level of the Investment Manager’s asset allocation program (the “Program”) based on the investor’s Program assets. Reflects the maximum Program asset-based fee and incentive fee that an investor may be charged. The Investment Manager, in its sole discretion, may reduce the Program fees for certain investors. An investor who does not participate in the Program would not be subject to the Program fees.

(2)

The Acquired Fund Fees and Expenses include the operating expenses, performance-based incentive fees and trading expenses (primarily interest and dividend expenses) of the Portfolio Funds (as defined below) in which each Fund was invested for the period ended December 31, 2009. These operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The Portfolio Funds’ trading expenses are the byproduct of leveraging or hedging activities employed by the Portfolio Managers in order to seek to enhance or preserve the Portfolio Funds’ returns.

The information used to determine the Acquired Fund Fees and Expenses is generally based on the most recent Member reports received from the respective Portfolio Funds or, when not available, from the most recent investor communication from the Portfolio Funds. The management fees of the Portfolio Funds generally range from 1% to 2% annually of the net assets under their management and the performance fees generally range from 10% to 20% of net profits annually. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. See below for the breakdown of each Fund’s Acquired Fund Fees and Expenses:

	Opportunities	Long/Short	Pro Forma Long/Short Combined Fund
Operating Expenses	0.97%	0.98%	0.97%
Incentive Fees	0.48%	1.55%	1.43%
Trading Expenses	1.44%	1.18%	1.21%
Total	2.89%	3.71%	3.61%

The Total Annual Expenses include each Fund’s portion of the management fees, performance allocations, trading expenses and other expenses charged by the portfolio funds as set forth in the row titled “Acquired Fund Fees and Expenses.”

(3)	Other expenses for the Pro Forma Long/Short Combined Fund have been estimated.
(4)

Please note that Total Annual Expenses do not include the costs of the Merger that will be borne by Opportunities, which are estimated to be approximately $150,000. However, if the Merger takes place on December 31, 2010, Members of Opportunities will not be subject to the continuing costs of existence in 2011, which are estimated to be approximately $300,00 annually. Based upon these estimates, current Members of Opportunities who exchange their Interests In Opportunities for Interests in the Long/Short Combined Fund would “recoup” the cost of the Merger in approximately six months. Please see “Synopsis—The Merger” for a more detailed description of the exchanging of Interests.

(5)

Please note that while the total annual expenses for the Pro Forma Long/Short Combined Fund exceed those of Opportunities, this increase is attributable to increased “Acquired Fund Fees and Expenses,” which vary from year to year.

Tax Consequences of the Merger

The Merger has been structured in a manner intended to qualify as a tax-free transaction for U.S. federal income tax purposes, for members of Opportunities and Long/Short. This is intended to avoid tax that might immediately occur for members of Opportunities if Opportunities’ remaining investments were sold, the proceeds were distributed and then contributed to Long/Short. For further information about the tax consequences of the Merger, see “The Merger—Tax Aspects of the Merger” below.

Comparison of Opportunities and Long/Short

Investment Objective and Policies. The investment objective of each Fund is to seek capital appreciation. Each Fund seeks to achieve its investment objective by allocating its assets among a select group of underlying hedge funds pursuing the applicable investment strategies. These objectives and policies are set forth in more detail in the table below.

	Opportunities		Long/Short

Investment Objective		Investment Objective

—	seeks capital appreciation	—	seeks capital appreciation

Investment Policies		Investment Policies

—

Capital Opportunities allocates its assets among a select group of Portfolio Managers that utilize a variety of strategies, including arbitrage, distressed and long/short strategies. Capital Opportunities invests in Portfolio Funds that pursue a specialized strategy, as defined by market capitalization, style, sector, geographic region or otherwise and in Portfolio Funds possessing a longer term investment horizon, requiring investors to commit capital for a period up to three years or more before capital can be redeemed. In addition, Capital Opportunities may pursue investment opportunities with Portfolio Managers specializing in global macro, commodity trading and real estate strategies, and other specialized investment strategies that the Investment Manager may identify in the future. In each of these cases, Capital Opportunities focuses primarily on Portfolio Managers who possess either or both of the following characteristics: (i) the Portfolio Manager in general maintains an asset base that is smaller than the typical asset base of Portfolio Funds owned by the other Funds; (ii) the Portfolio Fund is more recently organized (i.e., has commenced operations within the prior three years) or has not previously attracted significant interest among institutional investors. Capital Opportunities may also invest in Portfolio Funds that pursue a specialized strategy, as defined by style, sector, geographic region or otherwise and in Portfolio Funds possessing a longer term investment horizon, requiring investors to commit capital for a period up to three years before capital can be redeemed.

—

Long/Short allocates its assets among a select group of Portfolio Managers across a variety of long/short strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Long/Short is intended to be a vehicle by which investors can access a portfolio of high quality long/short strategies, constructed and monitored using dedicated resources and disciplined methodologies.

Global macro strategies generally use analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on these views by allocating capital to relatively short-term trading opportunities in securities, commodities, interest rates, currencies and other instruments. Investments using these strategies may be either long or short, and may employ significant leverage. Examples include discretionary strategies, systematic strategies and commodity trading strategies.

Discretionary strategies seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals. Portfolio Managers may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to attempt to identify opportunities that they believe may exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage.

Systematic strategies involve utilizing proprietary models that seek to identify opportunities that may exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short (although for the most part they tend to be long or in cash), and tend to use leverage when establishing positions. Within this category are Portfolio Managers who engage in “momentum investing,” generally concentrating on the global equity markets. These Portfolio Managers may take positions in cash, equity securities, futures, options, and other derivative securities.

Commodity trading strategies may involve active, leveraged trading and investment on a global basis in a portfolio of swaps, commodities, futures contracts, equity and debt instruments, and derivatives relating to commodities and basic industries, or entities deriving a material component of their operations from activities in such commodities and basic industries, which may include energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), chemicals, agriculture, food, precious metals, industrial materials and related support and manufacturing industries. Some of these Portfolio Funds also may invest in currency futures as part or all of their commodity trading strategy.

Real estate strategies may include (i) investing in individual real estate assets and real estate portfolios, (ii) engaging in real estate development, asset management and similar business ventures, mortgages and real estate-related loans, including mezzanine debt instruments, (iii) investing in equity, debt or other interests secured by or related to real estate or issued by an entity or entities that own principally real estate or real estate-related assets, (iv) investing in sub-performing and non-performing corporate unsecured debt and debt portfolios of entities that own principally real estate or real estate-related assets and (v) any other investment which has as its principal purpose the acquisition of interests in items described in clauses (i)-(iv).

Event-driven and relative value arbitrage strategies seek to exploit mispricings between related instruments or combinations of instruments. These strategies use a variety of techniques to compare the value of related securities. Some, such as event-driven arbitrage, involve fundamental research that assess the value of securities within a company’s capital structure or the value of the securities of two companies that are expected to merge. Others, such as convertible arbitrage and fixed income arbitrage, involve sophisticated modeling techniques that assess the value of a given security and a related derivative instrument, such as an equity and a convertible bond, or a treasury bond and a related futures contract.

Long/short strategies are investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Manager’s ability to select securities through fundamental analysis, while hedging out some portion of market risk.

The Portfolio Manager maintains flexibility to tilt the portfolio’s exposure to the overall equity or bond markets and to certain regions, industry sectors, or capitalization structures. In general, a Portfolio Manager will maintain a net long exposure. An exception is for those Portfolio Managers that are classified as short biased, which will in general maintain a net short exposure.

—	a non-diversified fund	—	a non-diversified fund

Opportunities	Long/Short

Investment Advisory Fees. Each Fund pays the Investment Manager a management fee (the “Management Fee”) that accrues monthly and is paid quarterly, computed at the annual rate of 0.75% of the net asset value of the Fund as of the last day of the month (before any repurchases of Interests). The management fees paid by each Fund for its most recent fiscal year ended January 31, 2010 are set forth in the table below.

Name of Fund	Fees Paid for the Most Recent Fiscal Year End	% of Average Monthly Net Assets
Opportunities	$988,155	0.75%
Long/Short	$5,793,506	0.75%

A discussion of Opportunities’ Board’s basis for approving the Investment Management Agreement is included in its Semi-Annual Report for the period ended July 31, 2010.

Other Significant Fees. Both Opportunities and Long/Short pay additional fees in connection with their operations, including legal, auditing, Manager fees and custodial fees. See “Synopsis—Fee Table” above for the percentage of average net assets represented by such “Other Expenses.”

Opportunities and Long/Short are closed-end investment companies. Interests of the Funds are sold only to investors who represent that they are “accredited investors” as that term is defined by Rule 501 of Regulation D under the Securities Act of 1933, as amended. Interests of the Funds are not listed on any securities exchange.

Distributions. Each Fund has no present intention of making periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the applicable Fund’s Board. Whether or not distributions are made, Members will be required each year to report their distributive share of the relevant Fund’s taxable income or loss.

Financial Highlights. The financial highlights table below is intended to help you understand Long/Short’s financial performance for the fiscal years ended January 31, 2010, January 31, 2009, January 31, 2008, January 31, 2007, January 31, 2006, January 31, 2005 and January 31, 2004 and for the period from August 21, 2002 (commencement of operations) to January 31, 2003. The financial performance information for the fiscal years ended January 31, 2010, January 31, 2009, January 31, 2008, January 31, 2007, January 31, 2006, January 31, 2005, January 31, 2004, and for the period from August 21, 2002 (commencement of operations) to January 31, 2003 has been audited by PricewaterhouseCoopers LLP, whose report along with the financial statements are incorporated by reference into the Statement of Additional Information. Additionally, financial performance information has been included to the six-month period from February 1, 2010 to July 31, 2010. The financial performance information for the six-month period from February 1, 2010 to July 31, 2010 is unaudited. The information in the table below reflects financial results for an investor that has been in the Fund since inception.

	Aetos Long/Short Strategies Fund, LLC
	2/1/10- 7/31/10	2/1/09- 1/31/10	2/1/08- 1/31/09	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/05- 1/31/06	2/1/04- 1/31/05	2/1/03- 1/31/04	8/21/02*- 1/31/03
	(unaudited)

Total Return(1)	(0.28)%	3.57%	(9.33)%	7.04%	9.61%	11.66%	3.90%	12.88%	(0.89)%

Net assets, end of period (000’s)	$873,621	$780,941	$883,774	$1,043,373	$738,210	$471,815	$325,337	$57,668	$3,562

Ratios to average net assets:
Expenses, before waivers and reimbursements (2)(4)	0.91%	0.89%	0.88%	0.88%	0.92%	0.94%	1.05%	4.09%	18.87%(3)
Expenses, net of waivers and reimbursements (2)(4)	0.91%	0.89%	0.88%	0.88%	0.92%	0.94%	1.00%	1.14%	1.25%(3)
Net investment loss, before waivers and reimbursements	(0.90)%	(0.86)%	(0.63)%	(0.66)%	(0.65%)	(0.78)%	(0.95)%	(3.96)%	(18.86)%(3)
Net investment loss, net of waivers and reimbursements	(0.90)%	(0.86)%	(0.63)%	(0.66)%	(0.65%)	(0.78)%	(0.90)%	(1.01)%	(1.24)%(3)

Portfolio turnover rate (5)	0.10%	42.29%	12.24%	20.12%	6.13%	9.65%	4.06%	0.00%	20.87%

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

PRINCIPAL RISK FACTORS

An investment in a Fund involves substantial risks, and investors should invest in a Fund only if they can bear a substantial risk of loss. Each Fund allocates its assets to alternative asset managers and invests in limited partnerships, joint ventures, other investment companies and similar entities managed by such alternative asset managers that invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in a Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests. The principal risks enumerated below are identical with respect to an investment made in each Fund.

Prospective investors should consider the following factors in determining whether an investment in a Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in any of the Funds. Prospective investors should read the entire prospectus and the statement of additional information of the Funds and consult with their own advisers before deciding whether to invest. In addition, as a Fund’s investment program develops and changes over time (subject to limitations established by the Fund’s investment policies and restrictions), an investment in that Fund may in the future be subject to additional and different risk factors.

General Economic and Market Conditions. The success of each Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund’s or Portfolio Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges, of any counterparty to a Portfolio Fund’s or Portfolio Account’s transactions or of any service provider to a Portfolio Fund or Portfolio Account (such as a Portfolio Fund’s “prime broker”). In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Portfolio Funds and Portfolio Accounts are subject to the risk that trading activity in securities in which the Portfolio Funds or Portfolio Accounts invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or a market sector or other factors. If trading in particular securities or classes of securities is impaired, it may be difficult for a Portfolio Fund or Portfolio Account to properly value any of its assets represented by such securities. In particular, since late 2007 the trading market for certain classes of debt securities (such as collateralized debt obligations backed by mortgages (especially subprime mortgages) and asset-backed commercial paper issued by structured investment vehicles) has been dramatically impaired, resulting in greater difficulties valuing such securities for which a robust market previously had existed.

The recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling.

Each Fund may invest in Portfolio Funds that have substantial exposure to the securities of financial services companies. As a result of the foregoing events, numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition, the current market turmoil and weakened position of many financial services companies have forced many such companies to reduce or terminate the credit they have extended to hedge funds, which has in turn forced many hedge funds to “deleverage” by selling large portions of their investments in a fairly short period of time. If a Portfolio Fund is required to deleverage in such fashion, its returns will likely be substantially reduced, and it may be forced to liquidate entirely if it cannot cover its outstanding indebtedness.

General Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that a Fund’s investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers’ styles of investing:

Illiquid Portfolio Investments. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. In addition, certain securities in which a Portfolio Fund or Portfolio Account invests may experience unexpected periods of illiquidity in typically liquid markets for such securities, thus exposing the Portfolio Fund or Portfolio Account to the foregoing risks even if a liquid market previously existed for such securities.

Side Pockets.   Some of the Portfolio Funds may hold a portion of their assets in “side pockets” which are sub-accounts within the Portfolio Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Portfolio Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, the Fund will not receive the investment proceeds attributable to the side pocket until the side pocket is liquidated or deemed liquid by the Portfolio Fund. In addition, if a Portfolio Fund establishes a side pocket prior to the Fund’s investing in the Portfolio Fund, the Fund may not be exposed to the performance of the Portfolio Fund’s assets held in the side pocket.

Equity Securities.   Portfolio Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Fixed-Income Securities.   The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. Generally, fixed income securities decrease in value as interest rates rise and vice versa. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

Mortgage Backed and Other Asset Backed Securities.   Portfolio Funds or Portfolio Accounts may invest in mortgage backed and other asset backed securities, which are subject to prepayment, credit and interest rate risks. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio Fund or Portfolio Account. So called “subprime” mortgages (mortgage loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages) have experienced higher rates of delinquency, and such delinquencies have increased dramatically since 2007. These increased mortgage delinquencies have adversely impacted the market for mortgage backed securities generally (including derivatives or other instruments linked to the value of such securities) and led to turmoil in the credit markets generally. In particular, holders of mortgage backed securities have experienced great difficulty in valuing such securities in light of the dramatically reduced market for mortgage backed securities.

Non-U.S. Investments.  It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager’s investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Portfolio Managers may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Real Estate Investments.  To the extent that the Portfolio Funds and Portfolio Accounts invest in real estate securities or own real estate directly, they may be subject to certain risks, including, but not limited to, the burdens of ownership of real property, adverse local market conditions, the financial conditions of tenants, buyers and sellers of properties, changes in building, environmental, zoning and other laws, changes in real property tax rates, changes in interest rates and the availability of debt financing, changes in operating costs, negative developments in the local, national or global economy, risks due to dependence on cash flow, environmental liabilities, uninsured casualties, acts of God, acts of war (declared or undeclared), hostilities, terrorist acts, strikes and other factors which are beyond the control of the Investment Manager.

Repurchase Agreements.   If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities subject to such agreement, the relevant Fund, Portfolio Fund or

Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the relevant Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. Each Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Special Investment Instruments and Techniques. The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s or Portfolio Account’s investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options.  There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions.  The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s or Portfolio Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for a Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose a Fund to additional risk of loss.

Counterparty Credit Risk.  Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund. In addition, Portfolio Funds and Portfolio Accounts are subject to the risk that a counterparty may be unable to settle a transaction due to such counterparty’s insolvency, inability to access sufficient credit, or other business factors.

Leverage; Interest Rates; Margin.  Each Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The Funds, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds. Long/Short may enter into a credit facility to address timing issues in connection with the acquisition of investments (i.e., to provide the Fund with temporary liquidity to acquire investments in Portfolio Funds in advance of the Fund’s receipt of subscription proceeds). Borrowing for investment purposes is known as “leverage.” Portfolio Funds and Portfolio Accounts may also “leverage” by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that a Fund, Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a “margin call,” pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Short Selling. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice. In addition, short selling may be limited by new legal and regulatory changes.

Non-Diversified Status. Each Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of a Fund’s assets that may be invested in the securities of any one issuer. Each Fund may invest up to 40% of its net assets in any one Portfolio Fund or any one Portfolio Manager. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of a Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Incentive Allocation. Each Portfolio Manager generally will be entitled to receive performance-based allocations, generally expected to range from 10%-20% of net profits. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

Conflicts of Interest. The Investment Manager and its affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Funds and Portfolio Funds. In addition, investment professionals associated with the Investment Manager or Portfolio Managers may carry on investment activities for other client accounts and their own accounts and the accounts of family members (collectively, “Other Accounts”). The Funds and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Investment Manager and Portfolio Managers are engaged in substantial activities other than on behalf of the Funds and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between a Fund and Other Accounts.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Manager and its affiliates or a Portfolio Manager for their Other Accounts. It is possible that the Investment Manager or a Portfolio Manager will achieve investment results with respect to one or more Other Accounts that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which the Investment Manager or a Portfolio Manager achieve significant profits on their trading with respect to one or more Other Accounts. The opposite result is also possible.

The investment activities of the Investment Manager or a Portfolio Manager for Other Accounts may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by related foreign investors.

There may be circumstances under which the Investment Manager or a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s or a Portfolio Fund’s assets they commit to such investment. There also may be circumstances under which the Investment Manager or a Portfolio Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for a Fund or a Portfolio Fund, or purchases or sells an investment for a Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that investment decisions for the Funds, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage, and investment transactions and opportunities be fairly allocated among their clients, including the Funds and Portfolio Funds.

The Investment Manager, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in a Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage a Fund or Portfolio Funds. In addition, the Investment Manager and Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which a Fund and its Members are subject.

Tax Risks.    A noncorporate Member’s share of a Fund’s investment expenses (including the Management Fee, the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the noncorporate Member’s alternative minimum tax liability will apply. See “Taxes” in the Prospectus.

Distributions to Members and Payment of Tax Liability.    The Funds do not intend to make periodic distributions of their net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective allocable share of the relevant Fund’s taxable income, and may have to pay such applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Fund’s Board. See “Taxes” in the Prospectus.

Possible Delays in Reports to Members and Schedule K-1s.    It is unlikely that the Funds will be able to provide final Schedules K-1 to Members for any given fiscal year until significantly after April 15 of the following year. Final Schedule K-1s will not be available until after completion of the annual audits of a Fund’s Portfolio Funds. Members will be required to obtain extensions of the filing date for their income tax returns at the Federal, state and local level.

Considerations for ERISA Plans and Other Tax-Exempt Entities.    Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans,

may purchase Interests. Because a Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent a Fund’s transactions are treated as giving rise to unrelated business taxable income. See “Taxes” in the Prospectus. This investment is not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change.

Special Risks of Multi-Manager Structure.    Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Funds will not have the benefit of various protections afforded by the 1940 Act with respect to their investments in Portfolio Funds. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies’ assets. Portfolio Funds are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship.

Although the Investment Manager expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager may have limited access to the specific underlying holdings of the Portfolio Funds and little or no means of independently verifying the information that is provided by the Portfolio Managers. Portfolio Funds may pursue investment strategies or make individual investments that have not been fully disclosed to the Investment Manager and are different from those expected to be made at the time a Fund made its decision to invest in the Portfolio Funds. Such strategies and investments may be inconsistent with the investment objectives and policies of the investing Fund and may involve unanticipated risks.

By investing in the Portfolio Funds and Portfolio Accounts indirectly through a Fund, investors bear asset-based fees at the Fund level and both asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, Members bear a proportionate share of the other operating expenses of a Fund (including administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $1,000,000 minimum imposed by the Program, could invest directly with the Portfolio Managers.

Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of a Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from a Fund (and indirectly from Members) even if the Fund’s overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing Interests of an issuer for a Portfolio Fund or Portfolio Account whose Interests are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, a Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since each Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, a Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest, may have to borrow money to repurchase Interests, and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect a Fund’s investment return or increase a Fund’s expenses.

Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon a Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of such Fund.

A Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the 1940 Act, the Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

Portfolio Account Allocations.    A Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than invest in the Portfolio Manager’s Portfolio Fund. Portfolio Accounts can expose a Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that a Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than such Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if a Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of a Fund’s assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner/manager and in which the Fund will be the sole limited partner/member. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

Portfolio Funds Valuation.    Neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations provided by a Portfolio Manager. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund’s annual audit. Such revisions, whether increasing or decreasing the net asset value of a Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased and received all of their repurchase proceeds prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect a Fund’s net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way. Revisions to a Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to a Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their “fair value” as determined in good faith by the relevant Fund’s Board.

Limited Liquidity; In-kind Distributions.    With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Fund. An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Limitations on a Fund’s ability to withdraw its assets from Portfolio Funds will limit the Fund’s ability to repurchase its Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations will significantly limit a Fund’s ability to repurchase its Interests.

Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase a Fund’s portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by a Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of a Fund’s assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase. Each Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that a Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Funds do not generally intend to make distributions in-kind, under the foregoing circumstances, and in other circumstances where a Fund’s Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund’s portfolio in connection with the repurchase of Interests by the Fund. Any investments so distributed will be generally readily marketable; however, Members will incur commissions and other transaction costs in disposing of the investments. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See “Additional Information about Opportunities and Long/Short—Repurchases of Interests.”

THE MERGER

The Proposal

The Board of Opportunities, including the Independent Board Members, having reviewed the financial position of Opportunities and the prospects for achieving economies of scale through the Merger, and the Board of each Fund, having determined that the Merger is in the best interests of such Fund and its Members and that the Interests of each Fund’s Members will not be diluted as a result thereof, recommends approval of the Merger Agreement and the Merger by Members of Opportunities and Long/Short.

The Board’s Considerations

At a meeting held on July 20, 2010, each Board, including its Independent Board Members, unanimously approved the Merger Agreement and the Merger and determined to recommend that Members of the applicable Fund approve the Merger Agreement and the Merger. In reaching this decision, the Board made an inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Opportunities and Long/Short. The Board also considered other factors, including, but not limited to, the general compatibility of the investment objectives, policies and restrictions of Opportunities and Long/Short; the historic growth rates and performance of Opportunities and Long/Short; the terms and conditions of the Merger which would affect the value of Interests to be issued in the Merger; the intended tax-free nature of the Merger; and any direct or indirect costs to be incurred by Opportunities and Long/Short in connection with the Merger.

In recommending the Merger to Members, the Board of each Fund considered that the Merger would have the following benefits to Members:

1.       Opportunities no longer provides an attractive stand-alone investment strategy because of a limited universe of investment opportunities that are consistent with Opportunities’ investment policies and object and because there exists limited market interest in longer-lockup investments. The Investment Manager has begun the process of reducing client allocations to Opportunities, with the goal of closing Opportunities.

2.       The Board also considered that the remaining investment holdings of Opportunities (the “Remaining Investments”) remain an attractive investment opportunity and would be appropriate and attractive investment holdings for Long/Short and has determined that, because of capacity constraints with respect to the Remaining Investments and the lock-up provisions applicable to the Remaining Investments discussed below, the most efficient way to facilitate an investment in the Remaining Investments by Long/Short is through the Merger.

Opportunities is not eligible to redeem its full investment in the Remaining Investments until December 2011, with final payment, including audit holdbacks, to take place in April 2012 at the earliest. In addition, small side pockets allocations would remain invested until liquidated by the underlying hedge fund, which process has an indefinite timeframe. Absent the Merger, Opportunities would continue to own the Remaining Investments, and be required to continue operations as an investment company, until the Remaining Investments’ redemption proceeds were received. The Merger will allow Opportunities to terminate operations in late 2010, without regard to the Remaining Investments’ redemption limitations. This earlier termination would allow Opportunities members to avoid expenses associated with continued operations of the fund, while at the same time allowing for a more expeditious reallocation of client assets among the remaining Aetos funds. The annual cost of such continued operations is approximately $300,000 annually.

3.       As detailed under “Synopsis—Fee Table,” it is anticipated that (a) Members of Opportunities will benefit from the fact that Long/Short has lower “other expenses” than does Opportunities and from Long/Short’s shorter lock-up period (two years for Opportunities vs. one year for Long/Short, and (b) current Members of Long/Short will benefit indirectly from lower “other expenses” following the Merger as a result of the additional assets being invested in Long/Short pursuant to the Merger.

4.       If the Merger takes place, by merging on December 31, 2010, Members of Opportunities will not be subject to the continuing costs of existence in 2011. As stated above, such costs are estimated to be approximately $300,000 annually. By contrast, the Merger is estimated to incur approximately $150,000 in expenses.

5.       The Merger has been structured in a manner intended to qualify as a tax-free transaction for federal income tax purposes, pursuant to which no gain or loss will be recognized by Opportunities or Long/Short or their Members for federal income tax purposes as a result of transactions included in the Merger.

In light of the reduction in annual operating expenses and other potential benefits of the Merger, the Boards concluded that the Merger is in the best interests of the Members of each of Opportunities and Long/Short. The Boards also determined that, given the expected ongoing annual savings in “other expenses” and savings to Opportunities that would occur by effecting the Merger rather than liquidating Opportunities, it was appropriate for the expenses of the Merger to be borne by Opportunities.

The Board of each of Opportunities and Long/Short, including a majority of the Independent Board Members of each Fund, also has determined that the Merger is in the best interests of Opportunities and Long/Short, respectively, and that the Interests of existing Members of the respective Funds will not be diluted as a result thereof.

The Merger Agreement

The terms and conditions under which the Merger would be consummated, as summarized below, are set forth in the Merger Agreement. This summary is qualified in its entirety by reference to the form of Merger Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Merger Agreement provides that (i) the outstanding Interests of Opportunities will be exchanged for Interests of Long/Short, each valued as of the Valuation Date; (ii) Long/Short, as the surviving entity of the Merger, will file a certificate of merger (the “Certificate”) with the Secretary of State of the State of Delaware; and (iii) Opportunities will de-register as an investment company under the 1940 Act.

The Closing Date will be December 31, 2010 or as soon as practicable following the Valuation Date. The Certificate will be filed on the Closing Date or as soon as practicable thereafter. The Merger will be effective as of the time the Certificate is filed. The consummation of the Merger is contingent upon the approval of the Merger Agreement and the Merger by the Members of both Opportunities and Long/Short and the receipt of the other opinions and certificates set forth in Articles 3, 4, 5 and 6 of the Merger Agreement and the occurrence of the events described in those Articles, certain of which may be waived by Opportunities or Long/Short. The Merger Agreement may be amended in any mutually agreeable manner.

The Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by Members, by mutual consent of Opportunities and Long/Short. In addition, either party may terminate the Merger Agreement upon the occurrence of a material breach of the Merger Agreement by the other party or if, by January 31, 2011 and prior to the effectiveness of the Merger, any condition set forth in the Merger Agreement has not been fulfilled or waived by the party entitled to its benefits.

Tax Aspects of the Merger

The Merger is intended to qualify for federal income tax purposes as a tax-free merger or consolidation under the provisions applicable to partnerships in the Internal Revenue Code of 1986, as amended (the “Code”). However, the Merger may be taxable to any Member of Opportunities that has a negative capital account i.e., an adjusted tax basis in the Interests of Opportunities that is less than the Member’s allocable share of liabilities at the time of the Merger. Although it is not anticipated that this situation will apply to any Member of Opportunities, Members are urged to consult their tax advisors.

The Merger should be tax-free because (i) the assets transferred to Long/Short are expected to constitute a “diversified portfolio of stocks and securities,” which generally requires that not more than 25% of the value of the portfolio’s total assets be invested in the stock and securities of any one issuer, and not more than 50% of the value of its total assets be invested in the stock and securities of five or fewer issuers; and (ii) the Interests of Long/Short that Opportunities will distribute to its Members will constitute “marketable securities,” which is generally tested by “looking through” to the underlying assets held by Opportunities and by any partnership in which Opportunities holds a partnership interest, and should be treated as a distribution by an “investment partnership” to “eligible partners.” While the law is not entirely clear, Internal Revenue Service guidance indicates that, for purposes of determining if a transferor has transferred a “diversified pool of stocks and securities,” a transferor of an interest in a partnership should be treated as transferring a proportionate interest in the assets of the partnership. Capital Opportunities expects that it will hold, indirectly through partnerships, assets that qualify as a diversified portfolio of stocks and securities under the rules described above. Under this characterization:

1.       The Merger will be viewed as a transfer of Opportunities’ assets in exchange for Interests of Long/Short and the assumption by Long/Short of certain stated liabilities of Opportunities, followed by the distribution by Opportunities of Long/Short Interests to Members in liquidation of Opportunities. The Merger will constitute a merger or consolidation under the partnership provisions of the Code. Long/Short will be the surviving entity, and Opportunities will be considered to have terminated;

2.       No gain or loss will be recognized by Long/Short upon the receipt of the assets of Opportunities solely in exchange for Long/Short Interests and the assumption by Long/Short of the stated liabilities of Opportunities;

3.       No gain or loss will be recognized by Opportunities upon the transfer of the assets of Opportunities to Long/Short in exchange for Long/Short Interests and the assumption by Long/Short of the stated liabilities or upon the liquidating distribution of Long/Short Interests to Members;

4.       Except as described below, no gain or loss will be recognized by Members upon the exchange of the Interests of Opportunities for the Long/Short Interests;

5.       The aggregate tax basis for the Long/Short Interests received by each of the Members pursuant to the Merger will be the same as the aggregate tax basis of the Interests of Opportunities held by each such Member immediately prior to the Merger;

6.       The holding period of the Long/Short Interests to be received by each Member pursuant to the Merger will include the period during which the assets of Opportunities surrendered in exchange therefor were held (provided such assets of Opportunities were held as capital assets on the date of the Merger);

7.       The tax basis of the assets of Opportunities acquired by Long/Short will be the same as the tax basis of such assets of Opportunities immediately prior to the Merger; and

8.       The holding period of the assets of Opportunities in the hands of Long/Short will include the period during which those assets were held by Opportunities.

Under proposed Treasury Regulations (which are proposed to have retroactive effect, and will therefore apply to the Merger if finalized in their current form), any built-in gain in the assets of Capital Opportunities at the time of the Merger that is recognized following the Merger will be allocated to the former Members of Capital Opportunities. Members should consult their tax advisors regarding the effect, if any, of these proposed Treasury Regulations on the Merger in light of their individual circumstances.

Although the foregoing describes the treatment that should apply to the Merger, no ruling is being sought from the Internal Revenue Service (the “IRS”) and no assurance can be given that the IRS will not challenge the treatment of the Merger or that any such challenge will not be successful. If the IRS were to assert successfully that the Merger does not qualify as a nontaxable transaction, the consequences would be the same as if Opportunities sold its assets and distributed the proceeds to its Members, and the Members then contributed the proceeds to Long/Short in exchange for Interests in Long/Short.

In addition, if a Member exchanges Interests in Opportunities for Interests in Long/Short and, within two years of the Merger, such Interests are redeemed or the Member otherwise receives a distribution (or deemed distribution) of property from Long/Short, the IRS may attempt to recharacterize the exchange of Interests pursuant to the Merger as a “disguised sale” of the Member’s Interests in Opportunities. Under the disguised sale rules, unless an exception applies, a partner’s contribution of property to a partnership and a simultaneous or subsequent transfer of money or other consideration (including the assumption of or taking subject to a liability) from the partnership to the partner may be treated as a sale, in whole or in part, of the property by the partner to the partnership. If money or other consideration is transferred by a partnership to a partner within two years of the partner’s contribution of property, the transactions are presumed to be a sale of the contributed property unless the facts and circumstances clearly establish that the transfers do not constitute a sale. If more than two years have passed between the transfer of money or other consideration and the contribution of property, the transactions will not be presumed to be a sale unless the facts and circumstances clearly establish that the transfers constitute a sale.

If the IRS successfully recharacterized the exchange of Interests as a disguised sale, the Member generally would be treated as having sold the Interest in Opportunities to Long/Short at the time of the

Merger in exchange for an obligation of Long/Short. Gain recognized as a result of disguised sale treatment may be eligible for installment reporting, subject to certain limitations. The disguised sale rules generally should not apply to pro rata distributions of property by Long/Short to its Members; however, the disguised sales rules are complex, and Members are urged to consult their tax advisors concerning the potential application of these rules.

Members should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Merger, Members should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Merger.

Description of Interests

The Long/Short Interests will, when issued, be fully paid and non-assessable limited liability company interests in Long/Short, subject to the restrictions on transfer listed in the Prospectus, and will have no preemptive rights.

Capitalization Table (unaudited)

The following table sets forth the net assets of each Fund as of August 31, 2010 and on a pro forma combined basis as if the Merger had occurred on that date:

Amount of Interests Outstanding*
Long/Short	$872,432,846
Opportunities	$148,391,121
Combined Long/Short Fund (pro forma)	$1,020,823,967

*	The pro forma net assets reflect the payment of merger or consolidation expenses of approximately $150,000 by Opportunities.

Appraisal Rights; No Right of Redemption

Members will have no appraisal rights in connection with the Merger.

Members of Opportunities who do not wish to become Members of Long/Short pursuant to the Merger do not have a right to have their Interests in Opportunities repurchased by Opportunities prior to the effectiveness of the Merger, assuming the Merger is approved by the necessary vote of Members of each Fund. See “Additional Information about Opportunities and Long/Short—No Right of Redemption.” However, Members of Opportunities may be able to tender their Interests for repurchase by Opportunities prior to the effectiveness of the Merger pursuant to and subject to the terms of an expected quarterly repurchase offer to be conducted by Opportunities, which repurchase is expected to occur as of December 31, 2010. If such repurchase offer is oversubscribed or a Member does not tender its Interests for repurchase in that offer, a Member of Opportunities may not be able to have all of its Interests repurchased prior to the next repurchase offer of Long/Short following the Merger. See “Additional Information about Opportunities and Long/Short—Repurchases of Interests.”

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of each Fund is to seek capital appreciation. Each Fund seeks to achieve its investment objective by allocating its assets among a select group of underlying Portfolio Funds pursuing the applicable investment strategies. For a detailed comparison of these objectives and policies, please refer to “Synopsis—Comparison of Opportunities and Long/Short.”

Investment Restrictions

The investment restrictions adopted by Opportunities and Long/Short as fundamental policies are identical. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. The Funds’ investment restrictions are summarized under the caption “Investment Policies and Practices” in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT OPPORTUNITIES AND LONG/SHORT

General

Opportunities and Long/Short are registered under the 1940 Act, as amended, as non-diversified, closed-end management investment companies. Opportunities was formed as a limited liability company under the laws of the State of Delaware on March 11, 2005. Long/Short was formed as a limited liability company under the laws of the State of Delaware on March 20, 2002.

For a discussion of the organization and operation of Long/Short, see “General Information,” “Investment Objective and Principal Strategies” and “Management of the Funds” in the Prospectus and “Investment Policies and Practices” and “Summary of LLC Agreements” in the Statement of Additional Information of Long/Short.

Financial Information

For additional financial information about Opportunities and Long/Short, see the Funds’ Annual and Semi-Annual Reports for the fiscal year and the six-month period ended July 31, 2010 and July 31, 2010, respectively, and “Synopsis—Comparison of Opportunities and Long/Short—Financial Highlights.”

Management

Each Fund’s Board provides broad oversight over the operations and affairs of the Fund. A majority of each Fund’s Board is comprised of persons who are Independent Board Members.

The Investment Manager serves as the investment manager of each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund’s Board, pursuant to the terms of an investment advisory agreement with each Fund (each, an “Advisory Agreement”). The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed $4.7 billion of assets as of August 31, 2010. The Investment Manager is located at 875 Third Avenue, New York, New York 10022.

Each Fund’s Advisory Agreement was last approved by the Fund’s Board on July 23, 2009 and was approved by the Members of each Fund on February 18, 2008. The terms and conditions of the Advisory Agreements are identical (other than effective dates) to the terms and conditions of each Fund’s original investment advisory agreement. Under the Advisory Agreements, the Investment Manager is responsible for developing, implementing and supervising each Fund’s investment program, for providing day-to-day investment management services to each Fund, and for providing various administrative services to each Fund including, among other things, providing office space and other support services. The Investment Manager is authorized, subject to the approval of the relevant Fund’s Board and the relevant Fund’s Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to each Fund or to assist the Investment Manager in providing these services.

In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund pays the Investment Manager a management fee (the “Management Fee”) that accrues monthly and is paid quarterly computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests).

Management Team

The following personnel of the Investment Manager are primarily responsible for selecting Portfolio Managers and allocating each Fund’s assets among the Portfolio Managers and Portfolio Funds:

Ms. Anne Casscells

Managing Director, Aetos Capital, LLC.

Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC.

Prior to joining Aetos in October 2001, Ms. Casscells was the Chief Investment Officer of the Stanford Management Company, where she was responsible for the investment of over $10 billion in endowment funds and other assets on behalf of Stanford University. Prior to assuming her position as CIO in 1998, Ms. Casscells served for two and a half years as Managing Director of Investment Policy Research, where she was responsible for asset allocation and for the endowment’s absolute return investments. During this period, she expanded the absolute return portfolio from $150 million to $650 million and developed a portable alpha program to enhance returns in the endowment’s U.S. equity and fixed income asset classes. Prior to joining the Stanford Management Company, Ms. Casscells was a Vice President in Goldman Sachs’ fixed income division and an analyst at Morgan Stanley. Ms. Casscells earned her Masters of Business Administration from the Stanford Graduate School of Business, where she was an Arjay Miller Scholar, and a Bachelor of Arts in British Studies, cum laude, from Yale University. Ms. Casscells is a trustee of the Stanford Business School Trust and a member of the Board of Directors of KQED Public Broadcasting, where she serves as Treasurer and head of the Finance and Investment Committees. She is the co-author with Robert Arnott, Chairman, First Quadrant, LP of a recently published article titled Demographics and Capital Markets Returns, Financial Analysts Journal, AIMR, Vol. 59, No. 2, March/April 2003.

Mr. James Gibbons

Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC.

Prior to joining Aetos Capital in July 2002, Mr. Gibbons served as a Senior Vice President at Evaluation Associates Capital Markets, where he was responsible for research and due diligence on a large group of relative value and event driven hedge fund managers. During his career at Evaluation Associates Mr. Gibbons and team managed up to $2.6 billion in assets. Before joining Evaluation Associates, Mr. Gibbons spent ten years with AIG in New York, London and Tokyo. He served as chief investment officer for various AIG insurance entities and Managing Director for AIG Global Investment Corp. His responsibilities included asset allocation as well as the management of fixed income, equity and non-traditional investment teams that invested $13 billion. Earlier in his career, Mr. Gibbons worked for Unilever in their treasury units in the U.S. and London. Mr. Gibbons received his Bachelor of Science degree in Finance from Georgetown University.

Mr. Michael Klein

Managing Director, Aetos Capital, LLC.

Managing Director and Chief Operating Officer, Aetos Alternatives Management, LLC.

Prior to joining Aetos Capital in March 2000, Mr. Klein was a Managing Director of Morgan Stanley & Co. and was President and a Director of the Morgan Stanley Institutional Open and Closed-End

Funds. Mr. Klein joined Morgan Stanley in 1995 and was involved in both the firm’s institutional asset management and retail funds businesses. Prior to joining Morgan Stanley, he practiced law at the international law firm of Rogers & Wells in New York. Mr. Klein is a magna cum laude graduate of Colgate University where he was elected to Phi Beta Kappa, and received his Juris Doctor degree from Boston College Law School where he was graduated cum laude.

The Statement of Additional Information to this Proxy Statement/Prospectus that is incorporated by reference herein provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

For further information about the Board, Investment Manager, Administrator and Custodian of the Funds, see “Management of the Funds” in the Prospectus, “Board of Managers” and “Investment Advisory Services” in the Statement of Additional Information and “Managers and Officers of the Funds” in the Funds’ Annual Report.

Administrator

SEI Investments Global Fund Services (the “Administrator”) provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund pays the Administrator, a monthly fee, based on month-end net assets, at an annual rate of up to 0.12%, subject to certain fee minimums and breakpoints and reimburses the Administrator for certain out-of-pocket expenses. SEI Private Trust Company acts as custodian for each Fund’s assets. The principal business address of SEI Private Trust Company is One Freedom Valley Drive Oaks, Pennsylvania 19456.

Member Inquiries

Members may send communications to the Funds’ Boards. Members should send communications intended for the Funds’ Boards by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Funds’ office or directly to such Board member(s) at the address specified for each Manager in the Annual Report. Other Member communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Financial Highlights for Opportunities

The financial highlights table below is intended to help you understand Opportunities’ financial performance for the fiscal years ended January 31, 2010, January 31, 2009, January 31, 2008, January 31, 2007, and for the period from May 27, 2005 (commencement of operations) to January 31, 2006. The financial performance information for the fiscal years ended January 31, 2010, January 31, 2009, January 31, 2008, January 31, 2007 and for the period from May 27, 2005 (commencement of operations) to January 31, 2006 has been audited by PricewaterhouseCoopers LLP, whose report along with the financial statements are incorporated by reference into the Statement of Additional Information on Form N-14 of which this Proxy Statement and Prospectus forms a part (the “Statement of Additional Information”). Additionally, financial performance information has been included for the six-month period from February 1, 2010 to July 31, 2010. The financial performance information for the six-month period from February 1, 2010 to July 31, 2010 is unaudited. The information in the table below reflects financial results for an investor that has been in the Fund since inception.

		Aetos Capital Opportunities Fund, LLC
	2/1/10- 7/31/10 (unaudited)	2/1/09- 1/31/10	2/1/08- 1/31/09	2/1/07- 1/31/08	2/1/06- 1/31/07	5/27/05- 1/31/06

Total Return(1)	0.25%	2.64%	(9.03)%	7.24%	2.41%	4.94%

Net assets, end of period (000’s)	$149,368	$138,064	$147,753	$186,823	$139,909	$72,586

	Aetos Capital Opportunities Fund, LLC
	2/1/10- 1/31/11 (unaudited)	2/1/09- 1/31/10	2/1/08- 1/31/09	2/1/07- 1/31/08	2/1/06- 1/31/07	5/27/05- 1/31/06
Ratios to average net assets:
Expenses, before waivers and reimbursements(2)(4)	1.08%	1.11%	0.99%	0.97%	1.05%	1.44	%(3)
Expenses, net of waivers and reimbursements(2)(4)	1.08%	1.11%	0.99%	0.97%	1.04%	1.07	%(3)
Net investment loss, before waivers and reimbursements	(1.07)%	(1.06)%	(0.46)%	(0.37)%	(0.57)%	(1.11	)%(3)
Net investment loss, net of waivers and reimbursements	(1.07)%	(1.06)%	(0.46)%	(0.37)%	(0.56)%	(0.74	)%(3)

Portfolio turnover rate (5)	5.25%	11.83%	5.54%	24.25%	24.26%	0.00%

(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

Distributions and Taxes

The Funds do not intend to make periodic distributions of their net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective share of the relevant Fund’s taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Fund’s Board.

It is unlikely that the Funds will be able to provide final Schedules K-1 to Members for any given fiscal year until significantly after April 15 of the following year. Final Schedule K-1s will not be available until after completion of the annual audits of a Fund’s Portfolio Funds. Members will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase Interests. Because a Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent a Fund’s transactions are treated as giving rise to unrelated business taxable income. The Funds are not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change. See “Taxes” in the Prospectus.

Investor Qualifications, Repurchases and Redemptions

Interests may be purchased directly or through the Program. Under the Program, investors establish an investment management arrangement with the Investment Manager, pursuant to which the Investment Manager has full discretionary authority to invest the investor’s assets among the Aetos funds as it sees fit, unless the investor otherwise directs. Interests are offered only to investors who are “accredited investors” as that term is defined by Rule 501 of Regulation D under the Securities Act of 1933. These persons are referred to as “Qualified Investors.” In addition, certain investors will be required to represent that they are “qualified clients” as that term is defined by Rule 205-3 under the

Investment Advisers Act of 1940, as amended. In addition, Interests may not be purchased by charitable remainder trusts unless Federal income tax laws change. Investors must complete and sign an investor certification that they meet these requirements before they may invest in a Fund.

No Right of Redemption

No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require a Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers which will be made from time to time by each Fund. Any transfer of an Interest in violation of a Fund’s Limited Liability Company Agreement (each, an “LLC Agreement”) will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by a Fund, as described below.

Repurchases of Interests

Each Fund, from time to time, will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made periodically on terms determined by a Fund’s Board. In making these determinations, the Fund’s Board will consider the recommendations of the Investment Manager. The Investment Manager will recommend to the Board that each Fund offer to repurchase Interests up to four times each year, as of the last business day of March, June, September and December. The Board has adopted a policy to authorize such quarterly repurchase offers, subject to current market, liquidity, asset allocation and other relevant considerations, including the extent to which Members have expressed an interest in having the applicable Fund repurchase Interests, so that Members of a Fund will have the ability to redeem their Interests to the same extent as the Fund has the ability to redeem its interests in its Portfolio Funds. Quarterly repurchases also will serve as mechanism for the payment by Members of the Program Fees charged by the Investment Manager. It is anticipated that each repurchase offer will extend only to a specified portion (not expected to exceed 25%) of a Fund’s net assets, based upon, among other things, the liquidity of the Fund’s assets. Because each Fund’s assets are expected to be extremely illiquid, it is anticipated that repurchase offers will be accordingly limited. However, the Investment Manager expects to manage the liquidity of each Fund so that a Member which desires to redeem its entire Interest in a Fund may do so within one year from the date of the expiration of the tender offer following the Member’s repurchase request.

Each Board will determine that a Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the relevant Fund and its Members. When a Board determines that a Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests (which is calculated once a month at month-end) from the Administrator during the period the offer remains open.

Repurchases of Interests from Members by a Fund may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, none of the Funds expects to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on a Fund or on its Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by a Fund of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the relevant LLC Agreement), which will be distributed to all tendering Members on an equal basis. Neither of the Funds imposes any charges in connection with repurchases of Interests or a portion of Interests.

A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member’s adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment of the repurchase amount. Special rules may apply to a Member that receives Interests of Long/Short in the Merger if the Interests are repurchased within two years of the Merger. See “The Merger—Tax Aspects of the Merger” above.

Repurchase Procedures

Due to liquidity restraints associated with each Fund’s investments in Portfolio Funds and the fact that a Fund will normally have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Members must submit a repurchase request (the “Repurchase Valuation Date”) and that a Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value in the case a Member’s entire Interest is repurchased) approximately one month after the Repurchase Valuation Date, or if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the purchase of Interests, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Portfolio Funds. The amount that a Member may expect to receive on the repurchase of the Member’s Interest (or portion thereof) will be the value of the Member’s capital account (or portion thereof being repurchased) determined on the Repurchase Valuation Date and based on the net asset value of the relevant Fund’s assets as of that date, after giving effect to all allocations to be made as of that date to the Member’s capital account. This value will be subject to adjustment upon completion of the annual audit of the relevant Fund’s financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the initial payment will be 90% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the relevant Fund’s audit and be subject to audit adjustment.

Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of Interests as of a date proximate to the Repurchase Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from a Fund. Payments for repurchased Interests may be delayed under circumstances where a Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving proceeds from the Portfolio Funds.

A Member who tenders for repurchase only a portion of the Member’s Interest will be required to maintain an aggregate balance in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in the Funds) equal to at least $100,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member’s aggregate balance in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in the Funds) to fall below this required minimum, each Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Interests by each Fund are subject to certain regulatory requirements imposed by SEC rules.

For information on each Fund’s policies regarding transfers of Interest, see “Repurchases and Transfers of Interests” in the Statement of Additional Information.

Mandatory Redemption By A Fund

Each LLC Agreement provides that the relevant Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if, in the judgment of the Board: such Interest or portion thereof was transferred in violation of the applicable LLC Agreement or has vested in any person by operation of law; ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof. In the case of a mandatory redemption, the Member or other person would receive the net asset value of the Interest or portion thereof subject to such redemption calculated as of the date of the redemption.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Opportunities and Long/Short for the six-month period ended July 31, 2010 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have not been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered accounting firm.

LEGAL MATTERS

Certain legal matters concerning the issuance of Long/Short Interests in connection with the Merger will be passed upon by Clifford Chance US LLP (“Clifford Chance”), New York, New York.

AVAILABLE INFORMATION

Additional information about Opportunities and Long/Short is available, as applicable, in the following documents which are incorporated herein by reference: (i) Long/Short’s Prospectus, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 5 to Long/Short’s Registration Statement on Form N-2 (File Nos. 333-151222; 811-21058); and (ii) the Funds’ Annual and Semi-Annual Reports for its fiscal year and the six-month period ended January 31, 2010, and July 31, 2010, respectively attached to this Proxy Statement and Prospectus as Exhibit D and Exhibit E, respectively. The foregoing documents may be obtained without charge by calling (212) 201-2500.

Opportunities and Long/Short are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Opportunities and Long/Short which are of public record can be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about the Reference Room’s operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Opportunities and Long/Short know of no business other than the matters specified above which will be presented at the Meetings. Since matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy for each Meeting to vote this proxy in accordance with their judgment on such matters.

By Order of the Boards of Managers

Harold Schaaff
Vice President and Secretary of the Funds

October 12, 2010

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

   AGREEMENT AND PLAN OF MERGER, dated as of October 12, 2010 (this “Agreement”), between Aetos Capital Long/Short Strategies Fund, LLC, a Delaware limited liability company (“Long/Short”), and Aetos Capital Opportunities Fund, LLC, a Delaware limited liability company (“Opportunities”).

WITNESSETH:

   WHEREAS, Long/Short desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of Opportunities by means of a merger of Opportunities with and into Long/Short;

   WHEREAS, Section 18-209 of the Delaware Limited Liability Company Act, 6 Del. C. §18-101, et seq. (the “Delaware Act”) permits the merger of a Delaware limited liability company with and into a Delaware limited liability company;

   WHEREAS, Section 8.9 of the Limited Liability Company Agreement of Long/Short, dated as of August 22, 2002 (the “Long/Short Agreement”), permits Long/Short to merge with or into one or more limited liability companies formed under the Delaware Act in accordance with Section 18-209(b) of the Delaware Act;

   WHEREAS, Section 8.9 of the Limited Liability Company Agreement of Opportunities, dated as of March 10, 2005 (the “Opportunities Agreement”), permits Opportunities to merge with or into one or more limited liability companies formed under the Delaware Act in accordance with Section 18-209(b) of the Delaware Act;

   WHEREAS, Long/Short and Opportunities now desire to merge (the “Merger”), following which Long/Short shall be the surviving entity;

   WHEREAS, the approval of the requisite number of members of Long/Short as required under Section 18-209 of the Delaware Act will be obtained to consummate the Merger; and

   WHEREAS, the approval of the requisite number of members of Opportunities as required under Section 18-209 of the Delaware Act will be obtained to consummate the Merger.

    NOW THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER; CLOSING

  Section 1.01.             The Closing. The parties shall hold a closing of the Merger (the “Closing”), on December 31, 2010 or as soon as practicable following the Valuation Date (as defined below) (the “Closing Date”). The Closing shall be held at 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

  Section 1.02.             The Merger.

    (a)         After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, including those conditions to be satisfied or waived on the Closing Date, Long/Short, which shall be the surviving entity of the Merger, shall file a certificate of merger substantially in the form of Exhibit C hereto (the “Certificate of Merger”) with the Secretary of State of the State of Delaware

Exhibit A-1

(the “Secretary of State”) and shall make all other filings or recordings required by Delaware law and any other applicable law in connection with the Merger. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State on the Closing Date (the “Effective Time”).

(b)        At the Effective Time, Opportunities shall be merged with and into Long/Short, whereupon the separate existence of Opportunities shall cease, and Long/Short shall be the surviving entity of the Merger (the “Surviving LLC”) in accordance with Section 18-209 of the Delaware Act.

Section 1.03.          Exchange of Interests. At the Effective Time:

  (a)        Each limited liability company interest in Long/Short outstanding immediately prior to the Effective Time (each, an “Interest”) shall by virtue of the Merger and without any action on the part of the holder thereof, remain unchanged and continue to remain outstanding as a limited liability company interest in the Surviving LLC; and

  (b)        Each limited liability company interest in Opportunities outstanding immediately prior to the Effective Time shall be exchanged for Interests as follows:

  (i)        All of the property, including, without limitation, all cash, cash equivalents, securities and dividend and interest receivables, owned by Opportunities as well as any deferred or prepaid expenses shown as an asset on Opportunities’ books (collectively, the “Opportunities Assets”) shall be valued as of 4:00 p.m., on the last business day of the week in which the requisite approval of this Agreement and the Merger by the members of each of Opportunities and Long/Short is obtained or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in Long/Short’s then current Prospectus and Statement of Additional Information. The value of Opportunities Assets less the aggregate liabilities of Opportunities on the Valuation Date are herein referred to as the “Opportunities Net Assets.”

  (ii)        All of the property, including, without limitation, all cash, cash equivalents, securities and dividend and interest receivables, owned by Long/Short as well as any deferred or prepaid expenses shown as an asset on Long/Short’s books (collectively, the “Long/Short Assets”) shall be valued as of the Valuation Date, using the valuation procedures set forth in Long/Short’s then current Prospectus and Statement of Additional Information. The value of Long/Short Assets less the aggregate liabilities of Long/Short on the Valuation Date are herein referred to as the “Long/Short Net Assets.”

  (iii)        The net asset value of the Interests shall be computed on the Valuation Date, using the valuation procedures set forth in Long/Short’s then current Prospectus and Statement of Additional Information.

  (iv)        The amount of limited liability company interests in Long/Short to be issued hereunder shall be determined by first dividing the Opportunities Net Assets, by the aggregate of the Opportunities Net Assets and Long/Short Net Assets (such percentage as the “Asset Percentage”). The Asset Percentage shall then be used along with the net asset value of the Interests to determine the corresponding amount of limited liability company interests in Long/Short to issue to the Opportunities Members (as defined below) (such interests, collectively, the “New Interests”), such that the value of the Interests held by the Long/Short members on the Valuation Date shall in no way be diluted.

  (v)        The New Interests shall then be allocated among and automatically issued to the Opportunities Members (as defined below) pro rata in accordance with the amount of limited liability company interests each Opportunities Member held in Opportunities as of the close of business on the Valuation Date.

Exhibit A-2

    All computations of value shall be made by Aetos Alternatives Management, LLC (the “Investment Manager”) in accordance with its regular practice in pricing Long/Short. Long/Short shall cause the Investment Manager to deliver a copy of its valuation report at the Closing.

    “Opportunities Member” shall mean each person who is a member of Opportunities as reflected on the books and records of Opportunities as of the close of business on the Valuation Date. “Opportunities Members” shall have the correlative meaning.

    Section 1.04.             Admission.     Notwithstanding anything to the contrary contained in the Long/Short Agreement, pursuant to Section 18-301(b)(3) of the Delaware Act, at the Effective Time, each Opportunities Member shall be admitted to Long/Short as a member of Long/Short, issued the New Interest in accordance with Section 1.03(b) of this Agreement and shall be bound by the terms of the Long/Short Agreement. Upon the foregoing, the New Interests issued to each Opportunities Member shall be fully paid and nonassessable limited liability company interests in Long/Short. The books and records of Long/Short shall be revised to reflect the name and deemed contribution to the capital of Long/Short of each such person.

ARTICLE II

THE SURVIVING LIMITED LIABILITY COMPANY

    Section 2.01.             Certificate of Formation and Limited Liability Company Agreement.     The certificate of formation and limited liability company agreement of Long/Short in effect at the Effective Time shall be the certificate of formation and limited liability company agreement of the Surviving LLC unless and until amended in accordance with their terms and applicable law. The name of the Surviving LLC shall be Aetos Capital Long/Short Strategies Fund, LLC.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS

AND ASSUMPTION OF LIABILITIES

    Section 3.01.             Transfer, Conveyance and Assumption.     At the Effective Time, Long/Short shall continue in existence as the Surviving LLC, and without further transfer, succeed to and possess all of the rights, privileges and powers of Opportunities, and all of the assets and property of whatever kind and character of Opportunities shall vest in Long/Short without further act or deed; thereafter, Long/Short, as the Surviving LLC, shall be liable for all of the liabilities and obligations of Opportunities, and any claim or judgment against Opportunities may be enforced against Long/Short, as the Surviving LLC, in accordance with Section 18-209 of the Delaware Act.

    Section 3.02.             Further Assurances.

    (a)         If at any time Long/Short shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving LLC the title to any property or right of Opportunities, or otherwise to carry out the provisions hereof, the proper representatives of Opportunities as of the Effective Time shall execute and deliver any and all proper deeds, assignments, and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving LLC, and otherwise to carry out the provisions hereof.

Exhibit A-3

    (b)         Deregistration.   As soon as practicable following the Closing, Opportunities shall be deregistered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Copies of all books and records maintained on behalf of Opportunities in connection with its obligations under the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), state blue sky laws or otherwise in connection with this Agreement will be delivered at the Closing to officers of Long/Short or their designee, and Long/Short or its designee shall comply with applicable record retention requirements to which Opportunities is subject under the 1940 Act.

    (c)         Portfolio securities held by Opportunities and represented by a certificate or other written instrument shall be presented by it or on its behalf to SEI Private Trust Company (the “Custodian”), as custodian for Long/Short, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Opportunities to the Custodian for the account of Long/Short on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of “SEI Private Trust Company, Custodian for the Aetos Opportunities Strategies Fund, LLC.”

    (d)         In the event that on the Valuation Date, (i) the New York Stock Exchange, or any other market on which the assets of the underlying funds in which Long/Short and Opportunities invest are traded, shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading in such market or elsewhere shall be disrupted so that, in the judgment of both Long/Short and Opportunities, accurate appraisal of the value of the net assets of Long/Short or the Opportunities Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    (e)         If requested, Opportunities shall deliver to Long/Short or its designee (i) on the Closing Date, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Opportunities Members and the number and percentage ownership of outstanding Opportunities limited liability company interests owned by each such Opportunities Member, all as of the Closing Date, and (ii) at the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Opportunities Members’ taxpayer identification numbers and their liability for or exemption from back-up withholding. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

ARTICLE IV

COVENANTS OF LONG/SHORT AND OPPORTUNITIES

    Section 4.01.             Except as otherwise expressly provided herein, Long/Short and Opportunities each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

Exhibit A-4

    Section 4.02.             Long/Short will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), relating to Long/Short limited liability company interests (“Registration Statement”). Opportunities will provide Long/Short with the Proxy Materials as described in Section 5.03 below, for inclusion in the Registration Statement. Opportunities will further provide Long/Short with such other information and documents relating to Opportunities as are reasonably necessary for the preparation of the Registration Statement.

    Section 4.03.             Each of Opportunities and Long/Short will call a meeting of its members to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Each of Opportunities and Long/Short will prepare a notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with such meetings; provided that Long/Short and Opportunities will furnish each other with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Long/Short as is reasonably necessary for the preparation of the Proxy Materials.

    Section 4.04.             Opportunities and Long/Short will assist each other in obtaining such information as each reasonably requests concerning the beneficial ownership of Opportunities or Long/Short’s outstanding limited liability company interests.

    Section 4.05.             Subject to the provisions of this Agreement, Long/Short and Opportunities will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    Section 4.06.             Opportunities shall furnish or cause to be furnished to Long/Short on or prior to the Valuation Date a statement of Opportunities’ assets and liabilities as of such date, which statement shall be certified by Opportunities’ Treasurer and shall be in accordance with generally accepted accounting principles consistently applied.

    Section 4.07.             On or prior to the Closing Date, Opportunities shall:

     (a)         prepare and file all federal and other tax returns and reports of Opportunities required by law to be filed prior to the Closing Date but not theretofore filed, and

     (b)         pay all federal and other taxes shown as due thereon and/or all federal and other taxes that are unpaid as of such date.

    Section 4.08.             Long/Short agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state blue sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Exhibit A-5

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01.             Long/Short Representations.         Long/Short represents and warrants to Opportunities as follows:

(a)       Long/Short is a validly existing Delaware limited liability company with full power to carry on its business as presently conducted;

(b)       Long/Short is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its limited liability company interests under the 1933 Act are in full force and effect;

(c)       All of the issued and outstanding limited liability company interests of Long/Short have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Limited liability company interests of Long/Short are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Long/Short is not subject to any stop order and is fully qualified to sell its limited liability company interests in each state in which its limited liability company interests have been registered;

(d)       The current Prospectus and Statement of Additional Information of Long/Short conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)       Long/Short is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of the Long/Short Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which Long/Short is a party or by which it is bound;

(f)       No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Long/Short or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Long/Short knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)       The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Members’ Capital and Financial Highlights for the fiscal year ended January 31, 2010, of Long/Short audited by PricewaterhouseCoopers LLP, Long/Short’s independent registered public accounting firm (copies of which will be furnished to Opportunities), fairly present, in all material respects, Long/Short’s financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Long/Short (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

Exhibit A-6

(h)       All issued and outstanding Long/Short limited liability company interests are, and at the Closing Date will be, duly and validly issued and outstanding. Long/Short does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its limited liability company interests;

(i)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Long/Short, and this Agreement constitutes a valid and binding obligation of Long/Short enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Long/Short’s performance of this Agreement;

(j)       The New Interests to be delivered to the Opportunities Members pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so delivered, will be duly and validly issued limited liability company interests, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

(k)       All material federal and other tax returns and reports of Long/Short required by law to be filed on or before the date hereof have been filed prior to such date, and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Long/Short’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)       Since January 31, 2010, there has been no change by Long/Short in accounting methods, principles or practices, including those required by generally accepted accounting principles;

(m)       The information furnished or to be furnished by Long/Short for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)       The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Long/Short) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

(o)       For each taxable year since its inception, Long/Short has met the requirements for classification and treatment as a “partnership” within the meaning of Section 7701(a) of the Code and has not been classified or treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code, and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Long/Short to continue to be classified and treated as a partnership that is not a publicly traded partnership.

Exhibit A-7

Section 5.02.        Opportunities Representations.    Opportunities represents and warrants to Long/Short as follows:

(a)      Opportunities is a validly existing Delaware limited liability company with full power to carry on its business as presently conducted;

(b)      Opportunities is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its limited liability company interests under the 1933 Act are in full force and effect;

(c)      All of the issued and outstanding Opportunities limited liability company interests have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Limited liability company interests of Opportunities are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Opportunities is not subject to any stop order and is fully qualified to sell its Interests in each state in which its limited liability company interests have been registered;

(d)      Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of the Opportunities Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which Opportunities is a party or by which it is bound;

(e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(f)      The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Members’ Capital and Financial Highlights of Opportunities for the fiscal year ended January 31, 2010, audited by PricewaterhouseCoopers LLP, Opportunities’ independent registered public accounting firm (copies of which have been or will be furnished to Long/Short) fairly present, in all material respects, Opportunities’ financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(g)      Opportunities has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(h)      All issued and outstanding limited liability company interests of Opportunities are, and at the Closing Date will be, duly and validly issued and outstanding, with no personal liability attaching to the ownership thereof. Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its limited liability company interests, nor is there outstanding any security convertible to any of its limited liability company interests. All such limited liability company interests will, on the Closing Date, be held by the persons and in the amounts set forth in the list of members submitted to Long/Short pursuant to Section 4.02;

Exhibit A-8

(i)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Opportunities, and subject to the approval of Opportunities’ members, this Agreement constitutes a valid and binding obligation of Opportunities, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Opportunities’ performance of this Agreement;

(j)      All material federal and other tax returns and reports of Opportunities required by law to be filed on or before the date hereof shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Opportunities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(k)      At the Closing Date, Opportunities will have good and valid title to the Opportunities Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Opportunities which have not settled prior to the Closing Date), security interests or other encumbrances, and pursuant to the Merger, Long/Short will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(l)      On the effective date of the Registration Statement, at the time of the meeting of Opportunities’ members and on the Closing Date, the Proxy Materials (exclusive of the currently effective Long/Short Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Opportunities for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(m)      Opportunities has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(n)      For each taxable year since its inception, Opportunities has met the requirements for classification and treatment as a “partnership” within the meaning of Section 7701(a) of the Code and has not been classified or treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code, and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Opportunities to continue to be classified and treated as a partnership that is not a publicly traded partnership.

Exhibit A-9

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01.          Conditions Precedent to Obligations of Opportunities.    The obligations of Opportunities to consummate the transactions provided for herein shall be subject, at its election, to the performance by Long/Short of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

  (a)        All representations and warranties of Long/Short contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

  (b)        Long/Short shall have delivered to Opportunities a certificate of its President and Treasurer, in a form reasonably satisfactory to Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of Long/Short made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Opportunities shall reasonably request;

  (c)        Opportunities shall have received a favorable opinion from Clifford Chance US LLP, counsel to Long/Short, dated as of the Closing Date, to the effect that:

  (i)        Long/Short is a validly existing Delaware limited liability company, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Delaware counsel may be relied upon in delivering such opinion);

  (ii)        Long/Short is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

  (iii)        this Agreement has been duly authorized, executed and delivered by Long/Short and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Opportunities, is a valid and binding obligation of Long/Short enforceable against Long/Short in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (iv)        the New Interests to be delivered to Opportunities Members pursuant to the Merger are duly authorized and upon such delivery will be validly issued, and no member of Long/Short has any preemptive rights to subscription or purchase in respect thereof (Delaware counsel may be relied upon in delivering such opinion);

  (v)        the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Long/Short Agreement; and

  (vi)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Long/Short of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

Exhibit A-10

  (d)        As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in Long/Short’s Prospectus dated June 1, 2010 and Statement of Additional Information dated June 1, 2010.

Section 6.02.          Conditions Precedent to Obligations of Long/Short. The obligations of Long/Short to complete the transactions provided for herein shall be subject, at its election, to the performance by Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

  (a)        All representations and warranties of Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

  (b)        Opportunities shall have delivered to Long/Short at the Closing Date a certificate of its President and its Treasurer, in form and substance satisfactory to Long/Short and dated as of the Closing Date, to the effect that the representations and warranties of Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Long/Short shall reasonably request;

  (c)        Opportunities shall have delivered to Long/Short a statement of the Opportunities assets and its liabilities, together with a list of Opportunities’ portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Opportunities;

  (d)        Long/Short shall have received at the Closing Date a favorable opinion from Clifford Chance US LLP, counsel to Opportunities, dated as of the Closing Date to the effect that:

  (i)        Opportunities is a validly existing Delaware limited liability company and has the power to own all of its properties and assets and to carry on its business as presently conducted (Delaware counsel may be relied upon in delivering such opinion);

  (ii)        Opportunities is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

  (iii)        this Agreement has been duly authorized, executed and delivered by Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Long/Short, is a valid and binding obligation of Opportunities enforceable against Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (iv)        the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Opportunities Agreement; and

Exhibit A-11

  (v)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Opportunities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

  (e)        On the Closing Date, the Opportunities assets shall include no assets that Long/Short, by reason of limitations of the Long/Short Agreement or otherwise, may not properly acquire.

Section 6.03.          Further Conditions Precedent to Obligations of Long/Short and Opportunities. The obligations of Opportunities and Long/Short hereunder are each subject to the further conditions that on or before the Closing Date:

  (a)        The Merger, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the members of Opportunities and the members of Long/Short in accordance with the provisions of the Opportunities Agreement and the Long/Short Agreement, respectively, and the Delaware Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each limited liability company;

  (b)        On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

  (c)        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by Long/Short or Opportunities to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Long/Short or Opportunities; and

  (d)        The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

Section 6.04.          No Waiver.    Notwithstanding anything herein to the contrary, neither Long/Short nor Opportunities may waive the conditions set forth in Section 6.03.

ARTICLE VII

FEES AND EXPENSES

Section 7.01.          Long/Short shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and blue sky expenses. Opportunities shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

Exhibit A-12

Section 7.02.          In the event the transactions contemplated herein are not consummated by reason of Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Opportunities’ obligations specified in this Agreement), Opportunities’ only obligation hereunder shall be to reimburse Long/Short for all reasonable out-of-pocket fees and expenses incurred by Long/Short in connection with those transactions.

Section 7.03.          In the event the transactions contemplated herein are not consummated by reason of Long/Short being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Long/Short’s obligations specified in this Agreement), Long/Short’s only obligation hereunder shall be to reimburse Opportunities for all reasonable out-of-pocket fees and expenses incurred by Opportunities in connection with those transactions.

ARTICLE VIII

TERMINATION

Section 8.01.          Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

  (a)        by mutual written consent of Long/Short and Opportunities;

  (b)        by either Long/Short, or Opportunities, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining Long/Short or Opportunities from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable;

  (c)        by either Long/Short or Opportunities by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing Date shall not have occurred on or before January 31, 2011; or

  (d)        by either Long/Short or Opportunities, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if

  (i)          the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date,

  (ii)         the other party materially breaches any of its representations, warranties or covenants contained herein,

  (iii)        the members of Opportunities fail to approve this Agreement,

  (iv)        the members of Long/Short fail to approve this Agreement,

  (v)         any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

  (vi)        its board of managers has determined in good faith that such actions are necessary to comply with its fiduciary duties under applicable law.

Exhibit A-13

Section 8.02.          Effect of Termination.

  (a)        Termination of this Agreement pursuant to Sections 8.01(a), (b) or (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Long/Short or Opportunities, or the managers or officers of Long/Short or Opportunities, to any other party or its managers or officers.

  (b)        Termination of this Agreement pursuant to Section 8.01(d) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Long/Short or Opportunities, or the managers or officers of Long/Short or Opportunities, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

ARTICLE IX

MISCELLANEOUS

Section 9.01.          Amendments; No Waivers.

  (a)        Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by Long/Short, and by Opportunities.

  (b)        No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.02.          Headings.    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.03.          Integration.     All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between Long/Short and Opportunities, or their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between Long/Short and Opportunities with respect to the subject matter hereof.

Section 9.04.          Survival of Warranties.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

Section 9.05.          Long/Short Liability. The obligations and liabilities of Long/Short hereunder are solely those of Long/Short. It is expressly agreed that no member, nominee, manager, officer, agent, or employee of Long/Short shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the board of managers of Long/Short and signed by authorized officers of Long/Short acting as such, and neither such authorization by such managers nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

Exhibit A-14

Section 9.06.          Opportunities Liability. The obligations and liabilities of Opportunities hereunder are solely those of Opportunities. It is expressly agreed that no member, nominee, manager, officer, agent or employee of Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the board of managers of Opportunities and signed by authorized officers of Opportunities acting as such, and neither such authorization by such managers nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

Section 9.07.          Tax Considerations. The parties hereto intend to treat the Merger as a “merger or consolidation” under Treasury Regulation Section 1.708-1(c) and Section 708(b)(2)(A) of the Code and (ii) Long/Short as the partnership that survives the merger or consolidation.

Section 9.08.          Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that, to the fullest extent permitted by law, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 9.09.          Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to principles of conflicts of law. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S.$100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONFIRMS AND AGREES THAT IT IS AND SHALL CONTINUE TO BE (i) SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE.

Section 9.10.          Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

[SIGNATURE PAGE FOLLOWS]

Exhibit A-15

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

By:
Name:
Title:

AETOS CAPITAL OPPORTUNITIES FUND, LLC

By:
Name:
Title:

Exhibit A-16

EXHIBIT B

Exhibit B

Prospectus of Long/Short dated as of June 1, 2010

DATED JUNE 1, 2010

PROSPECTUS

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL OPPORTUNITIES FUND, LLC

Limited Liability Company Interests

Investment Objective. Each Fund is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Each Fund’s investment objective is to seek capital appreciation.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Total Offerings*
	Aetos Capital Multi- Strategy Arbitrage Fund	Aetos Capital Distressed Investment Strategies Fund
Amount	$1,500,000,000	$1,000,000,000
Sales Load	N/A	N/A
Proceeds to the Fund(1)	$1,500,000,000	$1,000,000,000

	Aetos Capital Long/Short Strategies Fund	Aetos Capital Opportunities Fund
Amount	$2,500,000,000	$750,000,000
Sales Load	N/A	N/A
Proceeds to the Fund(1)	$2,500,000,000	$750,000,000

*	Per-share information is not provided in these tables because the Funds are not unitized.
(1)	Assumes all Interests currently registered are sold in the continuous offering. Each of the Aetos Capital Multi-Strategy Arbitrage Fund, Aetos Capital Distressed Investment Strategies Fund and Aetos Capital Long/Short Strategies Fund paid organizational and offering costs of approximately $138,400 from the proceeds of its offering. The Aetos Capital Opportunities Fund paid organizational and offering costs of approximately $66,000 from the proceeds of its offering. All such costs have been fully amortized by the applicable Fund. See “Offerings.”

Interests will be sold only to Qualified Investors (as defined herein). Interests will not be listed on any securities exchange.

Investment Portfolio. Each Fund invests primarily in private investment vehicles (commonly known as “hedge funds”) that are managed by a select group of alternative asset managers (“Portfolio Managers”) that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. The principal investment strategy/strategies of each Fund is set forth below:

Name of Fund	Principal Investment Strategy/Strategies
Aetos Capital Multi-Strategy Arbitrage Fund	event driven arbitrage, relative value arbitrage, convertible arbitrage and fixed income arbitrage
Aetos Capital Distressed Investment Strategies Fund	distressed investments
Aetos Capital Long/Short Strategies Fund	long/short equity and fixed income
Aetos Capital Opportunities Fund	more specialized strategies and smaller and/or newer funds

For a discussion of each Fund’s principal investment strategies, see “Investment Objective and Principal Strategies—The Investment Programs of the Funds.”

Risk Factors and Restrictions on Transfer. Investing in the limited liability company interests of a Fund (“Interests”) involves a high degree of risk. See “Risk Factors” beginning on page 16. With very limited exceptions, Interests are not transferable and liquidity will be provided only through repurchase offers which may be made from time to time by a Fund as determined by the Fund’s Board of Managers (the “Board”) in its sole discretion. See “Repurchases of Interests and Transfers.”

Management Fee. Each Fund pays the Investment Manager a monthly management fee (the “Management Fee”) computed at the annual rate of 0.75% of the net asset value of the Fund as of the last day of the month (before any repurchases of Interests). See “Management of the Funds.”

The overall fees and expenses payable by each Fund and its investors (which do not include the fees and expenses of the underlying funds in which each Fund invests) are higher than those paid by most other registered investment companies, but are generally similar to those paid by many private investment funds and certain other registered investment companies with investment policies similar to those of the relevant Fund. See “Management of the Funds.”

This prospectus concisely provides the information that a prospective investor should know about each Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about each Fund, including a statement of additional information (“SAI”) dated June 1, 2010, has been filed with the SEC. The SAI is available upon request and without charge by writing the Funds c/o Aetos Capital, 875 Third Avenue, New York, NY 10022 or by calling (212) 201-2500. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 43 of this prospectus. The SAI, and other information about the Funds, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus. The Funds have not authorized anyone to provide you with different information. No Fund is making an offer of Interests in any state or other jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary. The summary does not contain all of the information that you should consider before investing in any of the Funds. You should review the more detailed information contained in this prospectus and in the SAI.

The Funds	Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Opportunities Fund, LLC (each a “Fund”) are limited liability companies. The Funds are registered as non-diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Aetos Alternatives Management, LLC serves as each Fund’s investment manager (the “Investment Manager”).

Investment Objective and Principal Strategies	Investors who purchase limited liability company interests in a Fund (“Interests”) in an offering, and other persons who acquire Interests and are admitted to a Fund by its Board of Managers (the “Board”), will become members of that Fund (“Members”). Each Fund’s investment objective is to seek capital appreciation. Current income is not an objective. Each Fund seeks to achieve this objective by allocating its assets for investment among a select group of alternative asset managers (“Portfolio Managers”) employing different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. The Investment Manager is primarily responsible for selecting the Portfolio Managers and determining the portion of each Fund’s assets to be allocated to each Portfolio Manager, subject to the general supervision of the Fund’s Board. Each Fund implements these allocation decisions primarily by investing in private investment vehicles (commonly known as “hedge funds”) that are managed by Portfolio Managers.

Each Fund’s assets are allocated primarily to Portfolio Managers that pursue the Fund’s principal absolute return investment strategy or strategies as set forth below:

	Name of Fund	Principal Investment Strategy/Strategies
	Aetos Capital Multi-Strategy Arbitrage Fund	event driven arbitrage, relative value arbitrage, convertible arbitrage and fixed income arbitrage
	Aetos Capital Distressed Investment Strategies Fund	distressed investments
	Aetos Capital Long/Short Strategies Fund	long/short equity and fixed income
	Aetos Capital Opportunities Fund	more specialized strategies and smaller and/or newer funs

The Aetos Capital Distressed Investment Strategies Fund will, under normal market conditions, invest at least 80% of its net assets (which includes borrowings for investment purposes) in Portfolio Funds (as defined below) or with Portfolio Managers that invest primarily in distressed securities. This investment policy is a non-fundamental policy of Aetos Capital Distressed Investment Strategies Fund and may be changed by the Board. Aetos Capital Distressed Investment Strategies Fund will notify investors at least 60 days prior to any change in this investment policy. The determination of whether a Portfolio Fund (as defined below) or a Portfolio Manager invests primarily in distressed securities is made by the Investment Manager in its sole discretion. Such determinations are reevaluated regularly by the Investment Manager.

Portfolio Managers employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Portfolio Managers’ use of these techniques is an integral part of their investment programs, and involves significant risks to each Fund.

Portfolio Managers generally invest in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds are not themselves marketable and are extremely illiquid. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, commodities, real estate bank loans and other fixed income and debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

Each Fund invests in limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers (“Portfolio Funds”). As “funds of funds,” the Funds benefit from reduced exposure to any individual investment manager, and each Fund has the ability to shift its allocations among Portfolio Managers and/or sub-strategies as market conditions may dictate.

However, a Fund generally may make new or additional investments in or effect withdrawals from Portfolio Funds only at certain times prescribed by the Portfolio Funds. Therefore, a Fund’s allocation shifting generally is subject to these imposed time limitations. Each Fund may on occasion retain Portfolio Managers to manage and invest designated portions of its assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner/manager of the vehicle and the relevant Fund will be the sole limited partner/member). (Any arrangement in which a Fund retains a Portfolio Manager to manage an account or investment vehicle is referred to as a “Portfolio Account.”) To the extent a Fund retains a Portfolio Manager to manage and invest its assets in a Portfolio Account, the Portfolio Account and all assets invested in it will be subject to the requirements of the Investment Company Act and the Fund will look through to the underlying assets of the Portfolio Account for purposes of compliance with the Fund’s investment policies and restrictions. In addition, a Portfolio Manager of a Portfolio Account will be a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and will be subject to the requirements of the Investment Company Act that apply to the relationship between an investment company and its investment adviser.

Each Fund will not invest more than 40% of its total assets at the time of investment in any one Portfolio Fund or with any one Portfolio Manager. See “Use of Proceeds.”

The Investment Manager selects Portfolio Managers on the basis of various criteria, generally including, among other things: the Portfolio Manager’s performance during various time periods and market cycles; the Portfolio Manager’s reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of its risk management discipline; results of on-site interviews of the management team; the quality and stability of the Portfolio Manager’s organization, including internal and external professional staff; and the existence of substantial investments in the Portfolio Manager’s investment program by key personnel of the Portfolio Manager.

The Investment Manager regularly evaluates each Portfolio Manager to determine whether such Portfolio Manager’s investment programs are consistent with the Funds’ investment objectives and whether the Portfolio Manager’s investment performance is satisfactory. Based on these evaluations, the Investment Manager allocates and reallocates each Fund’s assets among Portfolio Managers and may terminate or add Portfolio Managers. While the addition of Portfolio Managers that do not manage Portfolio Accounts does not require the approval of Members, the addition of those that do manage Portfolio Accounts does require such approval.

See “Investment Objective and Principal Strategies.”

An investment in a Fund involves substantial risks and no assurance can be given that a Fund will achieve its investment objective.

Asset Allocation Program	Investors seeking allocation advice from the Investment Manager may purchase Funds through the Investment Manager’s separate account asset allocation program (the “Program”). To participate in the Program, an investor must establish an investment management arrangement with the Investment Manager, pursuant to which the Investment Manager will have full discretionary authority (unless the investor otherwise directs) to allocate the investor’s assets among the Funds. The Investment Manager’s allocation decisions will be individualized for each investor in accordance with an asset allocation framework established for the investor that is based upon a consideration of a variety of factors relating to such investor. These factors may include, among other things, the investor’s investment objectives, its risk tolerance, its time horizon, its financial circumstances, its tax issues and its other existing investments. An investor will have the ability to impose reasonable restrictions on the management of its separate account. The Investment Manager will reconsider the asset allocation framework established for an investor when informed by the investor of a change in the investor’s particular investment needs or circumstances. Pursuant to the Program, an investor’s assets may be allocated by the Investment Manager among all or a subset of the Funds, depending upon the investor’s particular needs and objectives. In addition, the portion allocated to each Fund is likely to differ from one investor to another based on each investor’s particular investment objectives, risk tolerance, financial circumstances and other factors. The investment management arrangement established by the investor with the Investment Manager will contain specific terms and conditions of the investor’s participation in the Program, including certain restrictions on the right of the investor to withdraw from the Program. Investors who are not seeking advice from the Investment Manager regarding the allocation of their assets among the Funds may make direct investments in a Fund or Funds. Investors making such direct investments will execute a subscription agreement with the Investment Manager containing certain terms and conditions similar to those included in the investment management arrangement of an Investor participating in the Program.

The Investment Manager	The Funds’ investment manager, Aetos Alternatives Management, LLC, has operated as an investment adviser since January 2002. The Investment Manager managed more than $4.3 billion of assets as of April 30, 2010.

Pursuant to an investment advisory agreement with each Fund (each, an “Advisory Agreement”), the Investment Manager is responsible for developing,

implementing and supervising each Fund’s investment program, for providing day-to-day investment management services to each Fund, and for providing various administrative services to each Fund including, among other things, providing office space and other support services. The Investment Manager is authorized, subject to the approval of the Board of each Fund and Members of each Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the relevant Fund or to assist the Investment Manager in providing these services. See “Management of the Funds.”

In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund pays the Investment Manager a monthly management fee (the “Management Fee”) computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests). See “Management of the Funds.”

Administrative Fee	Each Fund pays SEI Investments Global Funds Services, its administrator (the “Administrator”), a monthly fee, based on month-end assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million and 0.08% on net assets over $500 million, and will reimburse the Administrator for certain out-of-pocket expenses. The Administrator provides certain administrative, accounting and investor services to the Funds. See “Management of the Funds—Administrator and Custodian.”

Valuation	The valuation of the Funds’ investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Managers for the Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Managers at fair value in accordance with procedures adopted by the Portfolio Funds. In this regard, a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager’s compensation. Although the Investment Manager will review the valuation procedures used by all Portfolio Managers, the Investment Manager will not be able to confirm the accuracy of valuations provided by Portfolio Managers and valuations provided by Portfolio Funds generally will be conclusive with respect to the Funds. In addition, the net asset values or other valuation information received by the Investment Manager from a Portfolio Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Portfolio Manager. Any such adjustment or revision will either increase or decrease the net asset value of the relevant Fund at the time that the Fund is provided with information regarding the adjustment. The Funds do not expect to restate their previous net asset values to reflect an adjustment or revision by a Portfolio Fund. In the unlikely event that a Portfolio Fund does not report a fiscal period end value to a Fund on a timely basis, the Fund would determine the fair value of the Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio.

Borrowing	Each Fund is authorized to borrow money (i) for investment purposes, (ii) to meet repurchase requests and (iii) for cash management purposes.

Each Fund may enter into a credit facility to address timing issues in connection with the acquisition of investments (i.e., to provide such Fund with temporary liquidity to acquire investments in Portfolio Funds in advance of the Fund’s receipt of subscription proceeds). Borrowings by a Fund, including any borrowings on behalf of Portfolio Accounts, will be subject to a 300% asset coverage requirement under the Investment Company Act. Borrowings by

Portfolio Funds that are not registered under the Investment Company Act are not subject to this requirement. Any borrowings by a Fund for investment purposes (a practice known as “leverage”) involve certain risks. See “Risk Factors—Special Investments and Techniques—Leverage; Interest Rates; Margin” and “Investment Objective and Principal Strategies—Borrowing; Use of Leverage.”

Investor Qualifications	Interests will be sold only to investors who represent that they are “accredited investors” as that term is defined by Rule 501 of Regulation D under the Securities Act of 1933, as amended (for purposes of these offerings, these investors are referred to herein as “Qualified Investors”). In addition, certain investors will be required to represent that they are “qualified clients” as that term is defined by Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). Interests may not be purchased by charitable remainder trusts unless Federal income tax laws change.

Before an investor may invest in any of the Funds, the Investment Manager will require a certification from the investor that it is a Qualified Investor and that it will not transfer its Interest except in the limited circumstances permitted under the relevant Fund’s limited liability company agreement (a “LLC Agreement”). If an investor’s certification is not received on or before the date Interests are to be issued, the Investor’s order will not be accepted. See “Investor Qualifications.” An investment in each Fund involves substantial risks.

Investor Suitability	It is possible that an investor may lose some or all of its investment. Before making an investment decision, an investor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs.

The Offerings	Aetos Capital Multi-Strategy Arbitrage Fund is offering $1,500,000,000 in Interests. Aetos Capital Long/Short Strategies Fund is offering $2,500,000,000 in Interests. Aetos Capital Distressed Investment Strategies Fund is offering $1,000,000,000 in Interests. Aetos Capital Opportunities Fund is offering $750,000,000 in Interests. Interests may be purchased on a monthly basis or at such other times as may be determined by the Board of each Fund. The minimum initial investment in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in one or more Funds) is $1,000,000, and subsequent investments must be at least $100,000, subject to waiver or reduction with respect to certain investors or categories of investors at the discretion of the Investment Manager.

Distribution Policy	Each Fund has no present intention of making periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Fund’s Board. Whether or not distributions are made, Members will be required each year to report their distributive share of the relevant Fund’s taxable income or loss.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	Each Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in closed-end funds, such as the Funds, do not have the right to redeem their shares or interests on a daily basis.

In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Fund, as described below. If an investor attempts to transfer its Interest in violation of the relevant LLC Agreement, the transfer will not be permitted and will be void. An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Repurchases of Interests	Members’ Interests in the Funds are not redeemable. Instead, each Fund from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made periodically on terms determined by the Board. The Investment Manager will recommend to the Board that each Fund offer to repurchase Interests up to four times each year, generally as of the last business day of March, June, September and December. The Board has adopted a policy to authorize such quarterly repurchase offers, subject to current market, liquidity, asset allocation and other relevant considerations, including the extent to which Members have expressed an interest in having the applicable Fund repurchase their Interests, so that Members of a Fund will have the ability to redeem their Interests to the same extent as the Fund has the ability to redeem its interests in the Portfolio Funds. It is anticipated that each repurchase offer will extend only to a specified portion (not expected to exceed 25%) of a Fund’s net assets, based upon, among other things, the liquidity of the Fund’s assets. Because each Fund’s assets are expected to be extremely illiquid, it is anticipated that repurchase offers will be accordingly limited. However, the Investment Manager expects to manage the liquidity of each Fund (other than the Aetos Capital Distressed Investment Strategies Fund and the Aetos Capital Opportunities Fund) so that under normal circumstances, a Member which desires to redeem its entire Interest in a Fund may do so within one year from the date of the expiration of the tender offer following the Member’s repurchase request.

Each Fund is subject to certain Portfolio Funds’ initial lock-up periods beginning at the time of the Fund’s initial investment in a Portfolio Fund, during which the Fund may not withdraw its investment. Should a Fund seek to liquidate its investment in a Portfolio Fund that maintains a side pocket, the Fund will not receive the investment proceeds attributable to the side pocket until the side pocket is liquidated or deemed liquid by the Portfolio Fund. In addition, certain Portfolio Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions. During such periods, each Fund may not be able to liquidate its holdings in such Portfolio Funds in order to meet repurchase requests. Each Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner. See “Risks and Special Considerations” and “Repurchases of Interests and Transfers.”

If a repurchase offer is oversubscribed by Members who tender Interests, a Fund may repurchase only a pro rata portion of the Interests tendered by each Member, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by law. In addition, a Fund may repurchase all or part of an Interest if, among other reasons, the Investment Manager determines that it would be in the best interests of such Fund to do so. See “Repurchases of Interests and Transfers—No Right of Redemption” and “—Repurchases of Interests.”

Taxation	Counsel to the Funds has rendered an opinion that each Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Funds also has rendered its opinion that, under a

“facts and circumstances” test set forth in regulations adopted by the U.S. Treasury Department, each Fund will not be treated as a “publicly traded partnership” taxable as a corporation. Accordingly, none of the Funds should be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member’s distributive share of the relevant Fund’s taxable income or loss.

If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the relevant Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See “Taxes.”

ERISA Plans And Other Tax-Exempt Entities	Because the Funds and Portfolio Funds in which each Fund invests may use leverage, investors subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and other tax-exempt investors may incur income tax liability to the extent a Fund’s transactions are treated as giving rise to unrelated business taxable income. This investment is not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change. See “Taxes.”

Risks and Special Considerations	An investment in a Fund involves substantial risks and special considerations, including the following:

• Investing in a Fund can result in a loss of capital, up to the entire amount of an investor’s investment.

• Portfolio Funds generally will not be registered as investment companies under the Investment Company Act.

• Various risks are associated with the securities and other instruments in which Portfolio Managers may invest and the specialized investment techniques they may use.

• The use of leverage by a Fund or by Portfolio Accounts may increase the volatility of a Fund.

•       Portfolio Funds may pursue investment strategies or make individual investments that have not been fully disclosed to the Investment Manager and are different from those expected to be made at the time a Fund made its decision to invest in the Portfolio Funds. Such strategies and investments may be inconsistent with the investment objectives and policies of the investing Fund and may involve unanticipated risks.

• Certain Portfolio Funds may have limited operating histories.

•       The Investment Manager may have limited access to the specific underlying holdings of the Portfolio Funds and little or no means of independently verifying information provided by Portfolio Managers.

•       In calculating the Fund’s net asset value, each Fund will utilize valuations of the Fund’s interests in Portfolio Funds provided by the Portfolio Managers, without any means of independent verification. Portfolio Managers face a conflict of interest in valuing securities held by Portfolio Funds because the values assigned will affect the compensation of the Portfolio Managers.

• Interests are subject to substantial restrictions on transfer and are extremely illiquid.

•       A Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain times. Limitations on a Fund’s ability to withdraw its assets from Portfolio Funds will limit the Fund’s ability to repurchase its Interests.

• A Fund may receive securities that are illiquid or difficult to value in connection with withdrawals and distributions from Portfolio Funds.

•       Portfolio Managers will charge a Fund asset-based fees and typically will also be entitled to receive performance-based allocations. These are in addition to the Management Fee charged to each investor. Investors will bear fees and expenses at the Fund level and also at the Portfolio Fund or Portfolio Account level.

• Performance-based fees/allocation may create incentives for a Portfolio Manager to make risky investments.

• Each Fund may be subject to performance-based allocations by Portfolio Managers even if the Fund’s overall returns are negative.

•       The fees payable by each Fund and Members are higher than those of most other registered investment companies, but are generally similar to those paid by many private investment funds and certain other registered investment companies with investment policies similar to those of the relevant Fund.

• The Investment Manager and Portfolio Managers may have conflicts of interest.

•       Portfolio Managers may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in a Fund bearing transactional costs without obtaining any benefit.

• Each Fund is a non-diversified fund.

• Delays in Portfolio Manager reporting may delay reports to Members and require Members to seek extensions of the deadline to file their tax returns.

•       Each Fund is subject to, and invests in Portfolio Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds such as the Portfolio Funds in particular.

In view of the risks noted above, each Fund should be considered a highly speculative investment and investors should invest in a Fund only if they can bear a substantial risk of loss.

No guarantee or representation is made that the investment program of any Fund or any Portfolio Manager will be successful, that the various Portfolio Managers selected will produce positive returns or that any Fund will achieve its investment objective. See “Risk Factors.”

SUMMARY OF FUND EXPENSES

The following tables illustrate the expenses and fees that each Fund expects to incur and that investors can expect to bear.

	Aetos Capital Multi- Strategy Arbitrage Fund	Aetos Capital Distressed Investment Strategies Fund	Aetos Capital Opportunities Fund
Investor Transaction Expenses
Maximum Sales load (as a percentage of offering price)	None	None	None
Maximum redemption fee	None	None	None
Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee	0.75%	0.75%	0.75%
Program Fees	0.50% (plus 10% of aggregate Program net profits)(1)	0.50% (plus 10% of aggregate Program net profits)(1)	0.50% (plus 10% of aggregate Program net profits)(1)
Acquired Fund Fees and Expenses(2)	6.34%	5.63%	2.89%
Other Expenses	0.23%	0.25%	0.36%
Total Annual Expenses	7.82% (plus 10% of aggregate Program net profits)(1)	7.13% (plus 10% of aggregate Program net profits)(1)	4.50% (plus 10% of aggregate Program net profits)(1)

The Examples are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and a Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the Examples. The Examples set forth below include each Fund’s “Acquired Fund Fees and Expenses,” an indirect expense of Members. The Examples do not include the Program incentive fee of 10% of aggregate Program net profits.

	Example 1
	Aetos Capital Multi-Strategy Arbitrage Fund	Aetos Capital Distressed Investment Strategies Fund	Aetos Capital Opportunities Fund
An investor would pay the following expenses on a $1,000,000 investment, assuming a 5% annual return:
1 Year	$77,097	$70,541	$45,113
3 Years	$224,831	$207,146	$136,015
5 Years	$364,350	$337,995	$227,829
10 Years	$680,143	$641,494	$461,412

Example 1 (cont.)
Aetos Capital Long/Short Strategies Fund
An investor would pay the following expenses on a $1,000,000 investment, assuming a 5% annual return:
1 Year	$50,795
3 Years	$152,771
5 Years	$254,363
10 Years	$507,457

	Example 2
	Aetos Capital Multi-Strategy Arbitrage Fund	Aetos Capital Distressed Investment Strategies Fund	Aetos Capital Opportunities Fund
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
1 Year	$77	$71	$45
3 Years	$225	$207	$136
5 Years	$364	$338	$228
10 Years	$680	$641	$461

Example 2 (cont.)
Aetos Capital Long/Short Strategies Fund
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
1 Year	$51
3 Years	$153
5 Years	$254
10 Years	$507

(1)	Payable at the Program level based on the investor’s Program assets. Reflects the maximum Program asset-based fee and incentive fee that an investor may be charged. The Investment Manager, in its sole discretion, may reduce the Program Fees for certain investors. An investor who does not participate in the Program would not be subject to the Program Fees.
(2)	The Acquired Fund Fees and Expenses include the operating expenses, performance-based incentive fees and trading expenses (primarily interest and dividend expenses) of the Portfolio Funds in which each Fund was invested for the period ended December 31, 2009. These operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The Portfolio Funds’ trading expenses are the byproduct of leveraging or hedging activities employed by the Portfolio Managers in order to seek to enhance or preserve the Portfolio Funds’ returns. The information used to determine the Acquired Fund Fees and Expenses is generally based on the most recent shareholder reports received from the respective Portfolio Funds or, when not available, from the most recent investor communication from the Portfolio Funds. The management fees of the Portfolio Funds generally range from 1% to 2% annually of the net assets under their management and the performance fees generally range from 10% to 20% of net profits annually. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. See below for the breakdown of each Fund’s Acquired Fund Fees and Expenses:

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Opportunities Fund, LLC
Operating Expenses	1.35%	1.62%	0.97%
Incentive Fees	1.61%	3.37%	0.48%
Trading Expenses	3.38%	0.64%	1.44%

Total	6.34%	5.63%	2.89%

The Total Annual Expenses include each Fund’s portion of the management fees, performance allocations, trading expenses and other expenses charged by the Portfolio Funds as set forth in the row titled “Acquired Fund Fees and Expenses.” This total differs from the amount of such expenses set forth under “Financial Highlights,” which does not include the Acquired Fund Fees and Expenses.

Aetos Capital Long/Short Strategies Fund
Investor Transaction Expenses
Maximum Sales load (as a percentage of offering price)	None
Maximum redemption fee	None
Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee	0.75%
Program Fees	0.50% (plus 10% of aggregate Program net profits)(1)
Acquired Fund Fees and Expenses(2)	3.71%
Other Expenses	0.14%
Total Annual Expenses	5.10% (plus 10% of aggregate Program net profits)(1)

(1)	Payable at the Program level based on the investor’s Program assets. Reflects the maximum Program asset-based fee and incentive fee that an investor may be charged. The Investment Manager, in its sole discretion, may reduce the Program Fees for certain investors. An investor who does not participate in the Program would not be subject to the Program Fees.
(2)	The Acquired Fund Fees and Expenses include the operating expenses, performance-based incentive fees and trading expenses (primarily interest and dividend expenses) of the Portfolio Funds in which each Fund was invested for the period ended December 31, 2009. These operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The Portfolio Funds’ trading expenses are the byproduct of leveraging or hedging activities employed by the Portfolio Managers in order to seek to enhance or preserve the Portfolio Funds’ returns.

The information used to determine the Acquired Fund Fees and Expenses is generally based on the most recent shareholder reports received from the respective Portfolio Funds or, when not available, from the most recent investor communication from the Portfolio Funds. The management fees of the Portfolio Funds generally range from 1% to 2% annually of the net assets under their management and the performance fees generally range from 10% to 20% of net profits annually. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. See below for the breakdown of each Fund’s Acquired Fund Fees and Expenses:

Aetos Capital Long/Short Strategies Fund, LLC
Operating Expenses	0.98%
Incentive Fees	1.55%
Trading Expenses	1.18%

Total	3.71%

The Total Annual Expenses include each Fund’s portion of the management fees, performance allocations, trading expenses and other expenses charged by the Portfolio Funds as set forth in the row titled “Acquired Fund Fees and Expenses.” This total differs from the amount of such expenses set forth under “Financial Highlights,” which does not include the Acquired Fund Fees and Expenses.

The purpose of the tables above is to assist prospective investors in understanding the various costs and expense investors in each Fund will bear directly or indirectly. For a more complete description of the various costs and expenses of each Fund, see “Management of the Funds.”

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Funds’ financial performance for the fiscal years ended January 31, 2010, January 31, 2009, January 31, 2008, January 31, 2007, January 31, 2006, January 31, 2005 and January 31, 2004 and for the period from August 21, 2002 (commencement of operations) to January 31, 2003 (except for the Aetos Capital Opportunities Fund, which commenced operations on May 27, 2005). The information reflects financial results for an investor that has been in the Fund since inception. The information has been audited by PricewaterhouseCoopers LLP, whose report along with the financial statements are incorporated by reference into the Funds’ Statement of Additional Information (the “SAI”). The SAI is available upon request.

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	2/1/09- 1/31/10	2/1/08- 1/31/09	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/05- 1/31/06	2/1/04- 1/31/05	2/1/03- 1/31/04	8/21/02*- 1/31/03
Total Return(1)	21.29%	(20.29)%	(1.76)%	10.36%	6.48%	2.98%	13.17%	4.44%
Net assets, end of period (000’s)	$505,875	$388,683	$574,125	$447,632	$320,267	$245,964	$35,075	$1,092
Ratios to average net assets:
Expenses, before waivers and reimbursements(2)(4)	0.98%	0.96%	0.90%	0.95%	0.95%	1.07%	5.04%	43.96	%(3)
Expenses, net of waivers and reimbursements(2)(4)	0.98%	0.96%	0.90%	0.95%	0.95%	1.00%	1.13%	1.25	%(3)
Net investment loss, before waivers and reimbursements	(0.96)%	(0.80)%	(0.62)%	(0.75)%	(0.77)%	(0.96)%	(4.87)%	(43.95	)%(3)
Net investment loss, net of waivers and reimbursements	(0.96)%	(0.80)%	(0.62)%	(0.75)%	(0.77)%	(0.89)%	(0.96)%	(1.24	)%(3)
Portfolio turnover rate(5)	11.01%	5.35%	14.01%	16.80%	6.24%	0.00%	0.00%	0.00	%*

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

	Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/09- 1/31/10	2/1/08- 1/31/09	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/05- 1/31/06	2/1/04- 1/31/05	2/1/03- 1/31/04	8/21/02*- 1/31/03
Total Return(1)	22.03%	(8.57)%	4.32%	12.95%	8.46%	10.24%	22.13%	5.38%
Net assets, end of period (000’s)	$424,770	$353,674	$168,426	$109,967	$66,508	$45,254	$14,179	$2,355
Ratios to average net assets:
Expenses, before waivers and reimbursement(2)(4)	1.00%	1.02%	1.03%	1.08%	1.24%	1.55%	7.72%	22.93	%(3)
Expenses, net of waivers and reimbursements(2)(4)	1.00%	1.01%	0.99%	1.00%	1.00%	1.00%	1.18%	1.25	%(3)
Net investment loss, before waivers and reimbursements	(0.95)%	(0.30)%	(0.69)%	(0.76)%	(0.88)%	(1.50)%	(7.65)%	(22.92	)%(3)
Net investment loss, net of waivers and reimbursements	(0.95)%	(0.29)%	(0.65)%	(0.68)%	(0.64)%	(0.95)%	(1.11)%	(1.24	)%(3)
Portfolio turnover rate(5)	6.74%	12.51%	0.00%	13.69%	0.00%	0.00%	16.94	0.00	%*

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

	Aetos Capital Long/Short Fund, LLC
	2/1/09- 1/31/10	2/1/08- 1/31/09	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/05- 1/31/06	2/1/04- 1/31/05	2/1/03- 1/31/04	8/21/02*- 1/31/03
Total Return(1)	3.57%	(9.33)%	7.04%	9.61%	11.66%	3.90%	12.88%	(0.89)%
Net assets, end of period (000’s)	$780,941	$883,774	$1,043,373	$738,210	$471,815	$325,337	$57,668	$3,562
Ratios to average net assets:
Expenses, before waivers and reimbursement(2)(4)	0.89%	0.88%	0.88%	0.92%	0.94%	1.05%	4.09%	18.87	%(3)
Expenses, net of waivers and reimbursements(2)(4)	0.89%	0.88%	0.88%	0.92%	0.94%	1.00%	1.14%	1.25	%(3)
Net investment loss, before waivers and reimbursements	(0.86)%	(0.63)%	(0.66)%	(0.65)%	(0.78)%	(0.95)%	(3.96)%	(18.86	)%(3)
Net investment loss, net of waivers and reimbursements	(0.86)%	(0.63)%	(0.66)%	(0.65)%	(0.78)%	(0.90)%	(1.01)%	(1.24	)%(3)
Portfolio turnover rate(5)	42.29%	12.24%	20.12%	6.13%	9.65%	4.06%	0.00%	20.87%

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

	Aetos Capital Opportunities Fund, LLC
	2/1/09- 1/31/10	2/1/08- 1/31/09	2/1/07- 1/31/08	2/1/06- 1/31/07	2/1/05- 1/31/06
Total Return(1)	2.64%	(9.03)%	7.24%	2.41%	4.94%
Net assets, end of period (000’s)	$138,064	$147,753	$186,823	$139,909	$72,586
Ratios to average net assets:
Expenses, before waivers and reimbursement(2)(4)	1.11%	0.99%	0.97%	1.05%	1.44	%(3)
Expenses, net of waivers and reimbursements(2)(4)	1.11%	0.99%	0.97%	1.04%	1.07	%(3)
Net investment loss, before waivers and reimbursements	(1.06)%	(0.46)%	(0.37)%	(0.57)%	(1.11	)%(3)
Net investment loss, net of waivers and reimbursements	(1.06)%	(0.46)%	(0.37)%	(0.56)%	(0.74	)%(3)
Portfolio turnover rate(5)	11.83%	5.54%	24.25%	24.26%	0.00%

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

RISK FACTORS

An investment in a Fund involves substantial risks, and investors should invest in a Fund only if they can bear a substantial risk of loss. Each Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in a Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

Prospective investors should consider the following factors in determining whether an investment in a Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in any of the Funds. Prospective investors should read this entire prospectus and the statement of additional information of the Funds (the “SAI”) and consult with their own advisers before deciding whether to invest. In addition, as a Fund’s investment program develops and changes over time (subject to limitations established by the Fund’s investment policies and restrictions), an investment in that Fund may in the future be subject to additional and different risk factors.

Investment-Related Risks

General Economic and Market Conditions

The success of each Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts. Unexpected volatility or illiquidity, such as the general market conditions that have prevailed recently, could impair a Fund’s profitability or result in losses.

Highly Volatile Markets

The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund’s or Portfolio Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges, of any counterparty to a Portfolio Fund’s or Portfolio Account’s transactions or of any service provider to a Portfolio Fund or Portfolio Account (such as a Portfolio Fund’s “prime broker”). In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Portfolio Funds and Portfolio Accounts are subject to the risk that trading activity in securities in which the Portfolio Funds or Portfolio Accounts invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or a market sector or other factors. If trading in particular securities or classes of securities is impaired, it may be difficult for a Portfolio Fund or Portfolio Account to properly value any of its assets represented by such securities. In particular, since late 2007, the trading market for certain classes of debt securities (such as collateralized debt obligations backed by mortgages (especially subprime mortgages) and asset-backed commercial paper issued by structured investment vehicles and auction rate preferred shares) has been dramatically impaired, resulting in greater difficulties valuing such securities for which a robust market previously had existed. For additional valuation risks to which Investment Funds may be subject, see “Risk Factors—Special Risks of Multi-Manager Structure—Portfolio Funds Valuation.”

The recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling.

Each Fund may invest in Portfolio Funds that have substantial exposure to the securities of financial services companies. As a result of the foregoing events, numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition, the current market turmoil and weakened position of many financial services companies have forced many such companies to reduce or terminate the credit they have extended to hedge funds, which has in turn forced many hedge funds to “deleverage” by selling large portions of their investments in a fairly short period of time. If a Portfolio Fund is required to deleverage in such fashion, its returns will likely be substantially reduced, and it may be forced to liquidate entirely if it cannot cover its outstanding indebtedness. See “Risk Factors—Special Investment Instruments and Techniques—Leverage; Interest Rates; Margin.”

General Risks of Securities Activities

All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that a Fund’s investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant specific risks associated with the Portfolio Managers’ styles of investing:

Illiquid Portfolio Investments

Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. In addition, certain securities in which a Portfolio Fund or Portfolio Account invests may experience unexpected periods of illiquidity in typically liquid markets for such securities, thus exposing the Portfolio Fund or Portfolio Account to the foregoing risks even if a liquid market previously existed for such securities. See “—Highly Volatile Markets.”

Side Pockets

Some of the Portfolio Funds may hold a portion of their assets in “side pockets” which are sub-accounts within the Portfolio Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Portfolio Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should a Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, a Fund will not receive the investment proceeds attributable to the side pocket until the side pocket is liquidated or deemed liquid by the Portfolio Fund. In addition, if a Portfolio Fund establishes a side pocket prior to a Fund’s investing in the Portfolio Fund, the Fund may not be exposed to the performance of the Portfolio Fund’s assets held in the side pocket.

Equity Securities

Portfolio Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Fixed-Income Securities

The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. Generally, fixed income securities decrease in value as interest rates rise and vice versa. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments may fluctuate in response to changes in the economic environment that may affect future cash flows.

Mortgage Backed and Other Asset Backed Securities

Portfolio Funds or Portfolio Accounts may invest in mortgage backed and other asset backed securities, which are subject to prepayment, credit and interest rate risks. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio Funds or Portfolio Accounts. So called “subprime” mortgages (mortgage loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages) have experienced higher rates of delinquency, and such delinquencies have increased dramatically since 2007. These increased mortgage delinquencies have adversely impacted the market for mortgage backed securities generally (including derivatives or other instruments linked to the value of such securities) and led to turmoil in the credit markets generally. In particular, holders of mortgage backed securities have experienced great difficulty in valuing such securities in light of the dramatically reduced market for mortgage backed securities. See “Risk Factors—Investment Related Risks—Highly Volatile Markets” and “Risk Factors—Risks of Multi-Manager Structure—Portfolio Funds Valuation.”

Non-U.S. Investments

It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager’s investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Portfolio Managers may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Real Estate Investments

To the extent that the Portfolio Funds and Portfolio Accounts invest in real estate securities or own real estate directly, they may be subject to certain risks, including, but not limited to, the burdens of ownership of real property, adverse local market conditions, the financial conditions of tenants, buyers and sellers of properties, changes in building, environmental, zoning and other laws, changes in real property tax rates, changes in interest rates and the availability of debt financing, changes in operating costs, negative developments in the local, national or global economy, risks due to dependence on cash flow, environmental liabilities, uninsured casualties, acts of God, acts of war (declared or undeclared), hostilities, terrorist acts, strikes and other factors which are beyond the control of the Investment Manager.

Repurchase Agreements

If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities subject to such agreement, the relevant Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the relevant Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. Each Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Special Investment Instruments and Techniques

The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s or Portfolio Account’s investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions

The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s or Portfolio Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for a Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose a Fund to additional risk of loss.

Counterparty Credit Risk

Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund. In addition, Portfolio Funds and Portfolio Accounts are subject to the risk that a counterparty may be unable to settle a transaction due to such counterparty’s insolvency, inability to access sufficient credit, or other business factors.

Leverage; Interest Rates; Margin

Each Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The Funds, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Each Fund may enter into a credit facility to address timing issues in connection with the acquisition of investments (i.e., to provide such Fund with temporary liquidity to acquire investments in Portfolio Funds in advance of the Fund’s receipt of subscription proceeds). Borrowing for investment purposes is known as “leverage.” Portfolio Funds and Portfolio Accounts may also “leverage” by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The use of leverage will in this way magnify the volatility of changes in the value of an investment made by a Portfolio Fund or Portfolio Account, especially in times of a “credit crunch” or during general market turmoil, such as that experienced recently (particularly since late 2008). The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that a Fund, Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund. In addition, a lender may terminate or refuse to renew any credit facility into which a Fund, a Portfolio Fund or Portfolio Account has entered. If a Fund, a Portfolio Fund or Portfolio Account is unable to access additional credit, it may be forced to redeem investments at inopportune times, which may further depress the returns of a Fund.

In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a “margin call,” pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. In the recent market turmoil (particularly since late 2008), numerous hedge funds have faced margin calls and been required to sell large portions of their investments in rapid fashion so as to meet these calls. In addition, the current market turmoil and weakened position of many financial services companies have forced many such companies to reduce or terminate the credit they have extended to hedge funds, which has in turn forced many hedge funds to deleverage in similar fashion. A substantial number of hedge funds have been forced to liquidate as a result. If a Portfolio Fund or Portfolio Account is required to deleverage in such fashion, its returns will likely be substantially reduced, and it may be forced to liquidate entirely if it cannot meet its margin calls or otherwise cover its outstanding indebtedness. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

The Investment Company Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third of the value of its total assets (including the indebtedness). Each Fund’s and Portfolio Account’s borrowings will at all times be subject to the Asset Coverage Requirement. However, the Asset Coverage Requirement does not apply to Portfolio Funds. Accordingly, each Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of Interests may be great.

Short Selling

The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice. In addition, short selling may be limited by new legal and regulatory changes. See “Risk Factors—General Risks—Legal and Regulatory Risks.”

Distressed Securities

Certain of the companies in whose securities the Portfolio Funds or Portfolio Accounts may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A Portfolio Fund’s or Portfolio Account’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which a Portfolio Funds or Portfolio Accounts may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Portfolio Funds or Portfolio Accounts experiencing greater risks than they would if investing in more highly rated instruments. The Aetos Capital Distressed Investment Strategies Fund primarily invests in Portfolio Funds which invest in distressed securities, and thus is especially subject to these risks.

General Risks

Limited Operating History

Certain Portfolio Funds in which the Funds invest may be recently or newly formed entities and have limited or no operating histories. In such cases, the Investment Manager will have evaluated the past investment performance of Portfolio Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager.

Legal and Regulatory Risks

Legal and regulatory changes could occur during the term of each Fund, which may materially adversely affect such Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Funds has undergone substantial change in recent years and such change may continue. In particular, in light of the current market turmoil there have been numerous proposals for substantial revisions to the regulation of financial institutions generally. Some of these proposals have called for additional regulation of hedge fund managers. The effect of regulatory change on the Funds and/or Portfolio Funds or Portfolio Accounts, while impossible to predict, could be substantial and adverse. For example, on September 19, 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. Various international regulatory bodies, including the United Kingdom’s Financial Services Authority, also promulgated restrictions on short selling at that time. The SEC’s temporary ban on short selling of such stocks has since expired, but similar restrictions and/or additional disclosure requirements may be promulgated at any time, especially if market turmoil persists. Such restrictions may adversely affect the returns of Portfolio Funds and Portfolio Accounts that utilize short selling.

Non-Diversified Status

Each Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of a Fund’s assets that may be invested in the securities of any one issuer. Each Fund may invest up to 40% of its net assets in any one Portfolio Fund or any one Portfolio Manager. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of a Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Incentive Allocation

Each Portfolio Manager generally will be entitled to receive performance-based allocations, generally expected to range from 15%-25% of net profits. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

Conflicts of Interest

The Investment Manager and its affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Funds and Portfolio Funds. In addition, investment professionals associated with the Investment Manager or Portfolio Managers may carry on investment activities for other client accounts and their own accounts and the accounts of family members (collectively, “Other Accounts”). The Funds and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Investment Manager and Portfolio Managers are engaged in substantial activities other than on behalf of the Funds and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between a Fund and Other Accounts.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Manager and its affiliates or a Portfolio Manager for their Other Accounts. It is possible that the Investment Manager or a Portfolio Manager will achieve investment results with respect to one or more Other Accounts that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which the Investment Manager or a Portfolio Manager achieve significant profits on their trading with respect to one or more Other Accounts. The opposite result is also possible.

The investment activities of the Investment Manager or a Portfolio Manager for Other Accounts may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by related foreign investors.

There may be circumstances under which the Investment Manager or a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s or a Portfolio Fund’s assets they commit to such investment. There also may be circumstances under which the Investment Manager or a Portfolio Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for a Fund or a Portfolio Fund, or purchases or sells an investment for a Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that investment decisions for the Funds, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage, and investment transactions and opportunities be fairly allocated among their clients, including the Funds and Portfolio Funds.

The Investment Manager, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in a Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage a Fund or Portfolio Funds. In addition, the Investment Manager and Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which a Fund and its Members are subject.

Tax Risks

A noncorporate Member’s share of a Fund’s investment expenses (including the Management Fee, the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the noncorporate Member’s alternative minimum tax liability will apply. (See “Taxes.”)

Distributions to Members and Payment of Tax Liability

The Funds do not intend to make periodic distributions of their net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay any applicable Federal, state or local income taxes on their respective shares of the relevant Fund’s taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Fund’s Board. See “Taxes.”

Possible Delays in Reports to Members and Schedule K-1s

It is unlikely that the Funds will be able to provide final Schedules K-1 to Members for any given fiscal year until significantly after April 15 of the following year. Final Schedule K-1s will not be available until after completion of the annual audits of a Fund’s Portfolio Funds. Members will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

Considerations for ERISA Plans and Other Tax-Exempt Entities

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase Interests. Because a Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent a Fund’s transactions are treated as giving rise to unrelated business taxable income. (See “Taxes.”) This investment is not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change.

Special Risks of Multi-Manager Structure

Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Funds will not have the benefit of various protections afforded by the Investment Company Act with respect to their investments in Portfolio Funds. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies’ assets. Portfolio Funds are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship.

Although the Investment Manager expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager may have limited access to the specific underlying holdings of the Portfolio Funds and little or no means of independently verifying the information that is provided by the Portfolio Managers. Portfolio Funds may pursue investment strategies or make individual investments that have not been fully disclosed to the Investment Manager and are different from those expected to be made at the time a Fund made its decision to invest in the Portfolio Funds. Such strategies and investments may be inconsistent with the investment objectives and policies of the investing Fund and may involve unanticipated risks.

By investing in the Portfolio Funds and Portfolio Accounts indirectly through a Fund, investors bear asset-based fees at the Fund level and both asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, Members bear a proportionate share of the other operating expenses of a Fund (including administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $1,000,000 minimum imposed by the Program, could invest directly with the Portfolio Managers.

Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of a Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from a Fund (and indirectly from Members) even if the Fund’s overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, a Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since each Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, a Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest, may have to borrow money to repurchase Interests, and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect a Fund’s investment return or increase a Fund’s expenses.

Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon a Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of such Fund.

A Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the Investment Company Act, the Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

Portfolio Account Allocations

A Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than invest in the Portfolio Manager’s Portfolio Fund. Portfolio Accounts can expose a Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that a Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than such Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if a Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of a Fund’s assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner/manager and in which the Fund will be the sole limited partner/member. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

Portfolio Funds Valuation

Neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations provided by a Portfolio Manager. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund’s annual audit. Such revisions, whether increasing or decreasing the net asset value of a Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased and received all of their repurchase proceeds prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect a Fund’s net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way. Revisions to a Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to a Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their “fair value” as determined in good faith by the relevant Fund’s Board.

Limited Liquidity; In-kind Distributions

With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Fund. An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Limitations on a Fund’s ability to withdraw its assets from Portfolio Funds will limit the Fund’s ability to repurchase its Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. In addition, certain Portfolio Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions. Portfolio Funds may also assess fees for redemptions or other withdrawals. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations will significantly limit a Fund’s ability to repurchase its Interests. The limited liquidity of these Portfolio Funds’ interests may adversely affect each Fund were it to have to sell or redeem such interests at an inopportune time. Each Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner.

Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase a Fund’s portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by a Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of a Fund’s assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase. Each Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that a Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Funds do not generally intend to make distributions in-kind, under the foregoing circumstances, and in other circumstances where a Fund’s Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund’s portfolio in connection with the repurchase of Interests by the Fund. Any investments so distributed may not be readily marketable. To the extent securities distributed in-kind are readily marketable, Members will incur commissions and other transaction costs in disposing of the investments. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See “Repurchases of Interests and Transfers.”

USE OF PROCEEDS

Each Fund will invest the net proceeds of its offering in accordance with its investment objective, investment policies and principal strategies. Each of the Aetos Capital Multi-Strategy Arbitrage Fund, Aetos Capital Distressed Investment Strategies Fund and Aetos Capital Long/Short Strategies Fund paid organizational and initial offering costs of approximately $138,400 from the proceeds of its offering. The Aetos Capital Opportunities Fund paid organizational and offering costs of approximately $66,000 from the proceeds of its offering. All such costs have been fully amortized by the applicable Fund.

GENERAL INFORMATION

Each Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. Each Fund was formed as a limited liability company under the laws of the State of Delaware on March 19, 2002 except for the Aetos Capital Opportunities Fund, LLC, which was formed as a limited liability company under the laws of the State of Delaware on March 11, 2005. Each Fund’s address is 875 Third Avenue, New York, New York 10022 and its telephone number is (212) 201-2500.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective and Policies of the Funds

Each Fund’s investment objective is to seek capital appreciation. Current income is not an objective. No assurance can be given that a Fund will achieve its investment objective.

Each Fund’s investment objective is fundamental and may not be changed without the approval of its Members. However, except as otherwise stated in this prospectus or in the Funds’ SAI, the investment policies and restrictions of a Fund are not fundamental and may be changed by its Board. The Funds’ fundamental investment policies are listed in the SAI. Each Fund’s principal investment policies and strategies are discussed below. Each Fund may change any investment policies and strategies that are not fundamental, if its Board believes doing so would be consistent with the Fund’s investment objective.

The Investment Programs of the Funds

Aetos Capital Multi-Strategy Arbitrage Fund

The Aetos Capital Multi-Strategy Arbitrage Fund allocates its assets among a select group of Portfolio Managers that utilize a variety of arbitrage investment strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Aetos Capital Multi-Strategy Fund is intended to be a vehicle by which investors can access a portfolio of high quality arbitrage strategies, constructed and monitored using dedicated resources and disciplined methodologies.

Event-driven and relative value arbitrage strategies seek to exploit mispricings between related instruments or combinations of instruments. These strategies use a variety of techniques to compare the value of related securities. Some, such as event-driven arbitrage, involve fundamental research that assess the value of securities within a company’s capital structure or the value of the securities of two companies that are expected to merge. Others, such as convertible arbitrage and fixed income arbitrage, involve sophisticated modeling techniques that assess the value of a given security and a related derivative instrument, such as an equity and a convertible bond, or a treasury bond and a related futures contract.

Event-driven arbitrage and relative value strategies make investments in the securities of companies involved in certain special situations, including mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. These special situations constitute an “event” which the Portfolio Manager believes will trigger a change in the price of securities relative to their current price or close the gap between securities that are being arbitraged. Event-driven arbitrage strategies generally feature portfolios that are actively traded and may exhibit a high rate of turnover. Portfolio Managers may periodically utilize leverage and may enter into swaps and other similar financial contracts in an effort to increase portfolio returns. Portfolio Managers also generally may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Portfolio Managers may from time to time take positions in the securities of companies not currently involved in announced transactions, but that are believed to be undervalued and likely candidates for future corporate actions.

Convertible arbitrage strategies make investments in convertible securities, such as convertible bonds, convertible preferred stock, warrants or options, combined with offsetting short investments in the underlying security for which the convertible can be exchanged. Portfolio Managers generate returns by correctly identifying undervalued or overvalued convertible securities, while realizing income from dividends and coupons associated with the convertible securities and trading-related profits from adjusting the ratio of the hedged position to the value of the convertible security. Portfolio Managers in convertible arbitrage strategies may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials found in the convertible securities and warrants in which they invest. While most Portfolio Managers utilizing convertible arbitrage attempt to capture a perceived mispricing of the option component of a convertible security, they may also look for mispricing of the underlying credit of the issuing company. Portfolio Managers may periodically utilize a significant amount of leverage.

Fixed income arbitrage strategies exploit mispricings between related fixed income instruments, including sovereign debt, corporate debt and derivative instruments such as futures, options and swaps. Exploitable opportunities may be found in closely related securities trading at different prices, in the value between fixed income instruments and related derivative instruments, in the shape of yield curves and in credit spreads. These strategies typically require leverage in order to exploit relatively small mispricings.

Aetos Capital Distressed Investment Strategies Fund

The Aetos Capital Distressed Investment Strategies Fund allocates its assets among a select group of Portfolio Managers across a variety of distressed investment strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Aetos Capital Distressed Investment Strategies Fund is intended to be a vehicle by which investors can access a portfolio of high quality distressed investment strategies, constructed and monitored using dedicated resources and disciplined methodologies.

The Aetos Capital Distressed Investment Strategies Fund will, under normal market conditions, invest at least 80% of its net assets (which includes borrowings for investment purposes) in Portfolio Funds or with Portfolio Managers that invest primarily in distressed securities. This investment policy is a non-fundamental policy of Aetos Capital Distressed Investment Strategies Fund and may be changed by the Board. Aetos Capital Distressed Investment Strategies Fund will notify investors at least 60 days prior to any change in this investment policy. The determination of whether a Portfolio Fund or a Portfolio Manager invests primarily in distressed securities is made by the Investment Manager in its sole discretion. Such determinations are reevaluated regularly by the Investment Manager.

Distressed investment strategies invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. Through an understanding of the complex business and legal procedures associated with the situation, the Portfolio Manager may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return.

This strategy may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies). Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities. Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, a Portfolio Manager will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, a Portfolio Manager may take an active role and seek representation in management on a board of directors or a creditors’ committee. In order to achieve these objectives, a Portfolio Manager may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Portfolio Manager’s distressed securities portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and, therefore, a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage. Information about specific investments may be limited, thereby reducing a Portfolio Manager’s ability to monitor the performance and to evaluate the advisability of continued investments in specific situations.

Aetos Capital Long/Short Strategies Fund

The Aetos Capital Long/Short Strategies Fund allocates its assets among a select group of Portfolio Managers across a variety of long/short strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. In addition, the Aetos Capital Long/Short Strategies Fund may allocate a portion of its assets to Portfolio Managers that invest in short only strategies under certain circumstances in order to achieve a desired balance between its relative long and short exposure. The Aetos Capital Long/Short Strategies Fund is intended to be a vehicle by which investors can access a portfolio of high quality long/short strategies, constructed and monitored using dedicated resources and disciplined methodologies.

Long/short strategies are investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Manager’s ability to select securities through fundamental analysis, while hedging out some portion of market risk.

The Portfolio Manager maintains flexibility to tilt the portfolio’s exposure to the overall equity or bond markets and to certain regions, industry sectors, or capitalization structures. In general, a Portfolio Manager will maintain a net long exposure. An exception is for those Portfolio Managers that are classified as short biased, which will in general maintain a net short exposure.

Aetos Capital Opportunities Fund

The Aetos Capital Opportunities Fund allocates its assets among a select group of Portfolio Managers that utilize a variety of strategies, including the arbitrage, distressed and long/short strategies described above. The Aetos Capital Opportunities Fund invests in Portfolio Funds that pursue a specialized strategy, as defined by market capitalization, style, sector, geographic region or otherwise and in Portfolio Funds possessing a longer term investment horizon, requiring investors to commit capital for a period up to three years or more before capital can be redeemed. In addition, the Aetos Capital Opportunities Fund may pursue investment opportunities with Portfolio Managers specializing in global macro, commodity trading and real estate strategies, which are described below, and other specialized investment strategies that the Investment Manager may identify in the future. In each of these cases, the Aetos Capital Opportunities Fund focuses primarily on Portfolio Managers who possess either or both of the following characteristics: (i) the Portfolio Manager in general maintains an asset base that is smaller than the typical asset base of Portfolio Funds owned by the other Funds; (ii) the Portfolio Fund is more recently organized (i.e., has commenced operations within the prior three years) or has not previously attracted significant interest among institutional investors. The Aetos Capital Opportunities Fund may also invest in Portfolio Funds that pursue a specialized strategy, as defined by style, sector, geographic region or otherwise and in Portfolio Funds possessing a longer term investment horizon, requiring investors to commit capital for a period up to three years before capital can be redeemed.

Global macro strategies generally use analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on these views by allocating capital to relatively short-term trading opportunities in securities, commodities, interest rates, currencies and other instruments. Investments using these strategies may be either long or short, and may employ significant leverage. Examples include discretionary strategies, systematic strategies and commodity trading strategies.

Discretionary strategies seek to benefit by capturing market moves throughout a broad universe of investment opportunities, including financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as energy, agricultural and metals. Portfolio Managers may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to attempt to identify opportunities that they believe may exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage.

Systematic strategies involve utilizing proprietary models that seek to identify opportunities that may exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short (although for the most part they tend to be long or in cash), and tend to use leverage when establishing positions. Within this category are Portfolio Managers who engage in “momentum investing,” generally concentrating on the global equity markets. These Portfolio Managers may take positions in cash, equity securities, futures, options, and other derivative securities.

Commodity trading strategies may involve active, leveraged trading and investment on a global basis in a portfolio of swaps, commodities, futures contracts, equity and debt instruments, and derivatives relating to commodities and basic industries, or entities deriving a material component of their operations from activities in such commodities and basic industries, which may include energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), chemicals, agriculture, food, precious metals, industrial materials and related support and manufacturing industries. Some of these Portfolio Funds also may invest in currency futures as part or all of their commodity trading strategy.

Real estate strategies may include (i) investing in individual real estate assets and real estate portfolios, (ii) engaging in real estate development, asset management and similar business ventures, mortgages and real estate-related loans, including mezzanine debt instruments, (iii) investing in equity, debt or other interests secured by or related to real estate or issued by an entity or entities that own principally real estate or real estate-related assets, (iv) investing in sub-performing and non-performing corporate unsecured debt and debt portfolios of entities that own principally real estate or real estate-related assets and (v) any other investment which has as its principal purpose the acquisition of interests in items described in clauses (i)-(v).

The Asset Allocation Program

Investors seeking allocation advice from the Investment Manager may purchase Funds through the Program. To participate in the Program, an investor must establish an investment management arrangement with the Investment Manager, pursuant to which the Investment Manager will have full discretionary authority (unless the investor otherwise directs) to allocate the investor’s assets among the Funds. The Investment Manager’s allocation decisions will be individualized for each investor in accordance with an asset allocation framework established for the investor that is based upon a consideration of a variety of factors relating to such investor. These factors may include, among other things, the investor’s investment objectives, its risk tolerance, its time horizon, its financial circumstances, its tax issues and its other existing investments. An investor will have the ability to impose reasonable restrictions on the management of its separate account. The Investment Manager will reconsider the asset allocation framework established for an investor when informed by the investor of a change in the investor’s particular investment needs or circumstances. Pursuant to the Program, an investor’s assets may be allocated among all the Funds or a subset of the Funds, depending upon the investor’s particular needs and objectives. In addition, the portion allocated to each Fund is likely to differ from one investor to another based on each investor’s particular investment objectives, risk tolerance, financial circumstances and other factors. The investment management arrangement established by the investor will contain specific terms and conditions of the investor’s participation in the Program, including certain restrictions on the right of the investor to withdraw from the Program. Investors who are not seeking advice from the Investment Manager regarding the allocation of their assets among the Funds may make direct investments in a Fund or Funds.

The Multi-Manager Approach

Each Fund’s structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including the ability to invest in a professionally constructed and managed investment portfolio, access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies, and reduced risk exposure that comes from investing with multiple Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another.

The multi-manager approach followed by each Fund involves allocation of each Fund’s assets to Portfolio Managers that employ different absolute return investment styles and strategies and provides investors access to a variety of Portfolio Managers. Each of the strategies employed by the Funds encompasses a broad range of investment programs that historically have exhibited a low correlation to the performance of equity, debt and other markets. They include investment programs involving use of hedging and arbitrage techniques in the equity, fixed income, currency, commodity and real estate markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures.

Each Fund invests in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures, other investment companies and similar entities. However, a Fund may on occasion retain Portfolio Managers to manage and invest designated portions of its assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the relevant Fund will be the sole limited partner). (Any arrangement in which a Fund retains a Portfolio Manager to manage an account or investment vehicle is referred to as a “Portfolio Account”). Each Fund will not invest more than 40% of its total assets in any one Portfolio Fund or with any one Portfolio Manager.

The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the relevant Fund’s Board, including a majority of the persons comprising the Board who are not “interested persons,” as defined by the Investment Company Act, of the relevant Fund or the Portfolio Manager (the “Independent Board Members”). The retention of a Portfolio Manager will in such cases also be subject to approval by the relevant Fund’s Members, unless the Fund seeks and obtains an order of the SEC exempting it from this requirement. To the extent a Fund retains a Portfolio Manager to manage and invest its assets in a Portfolio Account, the Portfolio Account and all assets invested in it will be subject to the requirements of the Investment Company and the Fund will look through to the underlying assets of the Portfolio Account for purposes of compliance with the Fund’s investment policies and restrictions. In addition, a Portfolio Manager of a Portfolio Account will be a registered investment adviser under the Investment Advisers Act and will be subject to the requirements of the Investment Company that apply to the relationship between an investment company and its investment adviser.

Selection of Portfolio Managers

Portfolio Managers are selected on the basis of various criteria, generally including, among other things, an analysis of: the Portfolio Manager’s performance during various time periods and market cycles; volatility of the Portfolio Manager’s investment returns; the correlation to other Portfolio Managers; the Portfolio Manager’s reputation, experience and training; its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Portfolio Manager’s organization, including internal and external professional staff; and whether key personnel of the Portfolio Manager have substantial personal investments in the Portfolio Manager’s investment program. The Investment Manager’s Investment Committee reviews all such criteria and selects the Portfolio Managers for each Fund.

Portfolio Manager screening and selection includes both quantitative and qualitative analysis in an effort to maximize each Fund’s risk-adjusted return profile. The quantitative due diligence efforts focus on the manager’s financial statements and performance reports and involve assessing risk controls, strategy specific risks, leverage, quality and sustainability of investment returns and drawdown analysis. Each Fund also conducts returns-based statistical analysis to ascertain that the portfolio characteristics are consistent with the espoused strategy and mandate. The qualitative analysis includes an onsite inspection to obtain a better understanding of the investment process being employed and to ensure that the manager’s investment process is consistent with the chosen strategy. This on-site due diligence entails an examination of such qualitative factors as; the manager’s integrity, experience, investment philosophy and rationale behind historical and current portfolio positions, documentation, organizational culture and cohesiveness, fund structure, adherence to risk management procedures, staffing, accounting and operational procedures.

Each Fund will limit its investment in any one Portfolio Fund to less than 5% of the Portfolio Fund’s voting securities at the time of purchase, absent an SEC order permitting investments constituting a greater percentage of such securities. There can be no assurance that such an order will be issued. However, to permit the investment of more of its assets in a Portfolio Fund deemed attractive by the Investment Manager, a Fund may purchase non-voting securities of Portfolio Funds or contractually forgo its voting rights, subject to a limitation that a Fund will not make any investment in a Portfolio Fund that would cause the Fund to have a controlling interest in such Portfolio Fund.

Portfolio Managers generally invest in marketable securities, although Portfolio Managers may also invest in privately placed securities and other investments that are illiquid. Interests in Portfolio Funds are not themselves marketable and only have limited liquidity. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, commodities, real estate and fixed income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Portfolio Funds, the Portfolio Managers are not subject to the relevant Fund’s investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Funds). However, each Fund’s investment policies and restrictions, and limitations imposed by the Investment Company Act, do apply in the case of Portfolio Accounts.

The Investment Manager regularly evaluates each Portfolio Manager to determine whether its investment program is consistent with the relevant Fund’s investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager allocates and reallocates a Fund’s assets among Portfolio Managers and may terminate or add Portfolio Managers, as it determines appropriate and consistent with a Fund’s investment objective. Members do not vote on the retention or termination of a Portfolio Manager, except that the retention of any Portfolio Manager to manage a Portfolio Account is subject to the approval of the relevant Fund’s Board and the Fund’s Members. A Fund may seek to obtain an SEC order exempting it from the requirement that Members approve Portfolio Managers that are retained to manage Portfolio Accounts. However, no assurance can be given that such an order will be issued.

Borrowing; Use of Leverage

Each Fund is authorized to borrow money (i) for investment purposes, (ii) to meet repurchase requests and (iii) for cash management purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. Each Fund may enter into a credit facility to address timing issues in connection with the acquisition of investments (i.e., to provide such Fund with temporary liquidity to acquire investments in Portfolio Funds in advance of the Fund’s receipt of subscription proceeds). The use of borrowings for investment purposes is known as “leverage” and involves a high degree of risk. The investment programs of certain Portfolio Managers may make extensive use of leverage. See “Risk Factors—Special Investment Instruments and Techniques—Leverage; Interest Rates; Margin.”

Each Fund is subject to the Asset Coverage Requirement. This means that the value of a Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds that are not registered under the Investment Company Act and, therefore, a Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The Asset Coverage Requirement will apply to borrowings by Portfolio Accounts.

Short Selling

Each Fund, Portfolio Fund and Portfolio Account may sell securities short. To effect a short sale, a Fund, Portfolio Fund or Portfolio Account will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund, Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See “Risk Factors—Special Investment Instruments and Techniques—Short Selling.”

Derivatives

Each Fund, Portfolio Fund and Portfolio Account may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivative include stock options, index options, futures, options on futures and swaps. Transactions in derivatives involve certain risks. See “Risk Factors—Special Investment Instruments and Techniques—Derivatives.”

Short-Term and Defensive Investments

Each Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, each Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent a Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

MANAGEMENT OF THE FUNDS

General

Each Fund’s Board provides broad oversight over the operations and affairs of the Fund. A majority of each Fund’s Board is comprised of persons who are Independent Board Members.

Aetos Alternatives Management, LLC (the “Investment Manager”) serves as the investment manager of each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund’s Board, pursuant to the terms of an investment advisory agreement with each Fund (each, an “Advisory Agreement”). The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed more than $4.3 billion of assets as of April 30, 2010. The Investment Manager is located at 875 Third Avenue, New York, 10022.

The Investment Manager has served as the investment manager of each Fund since the Fund’s inception. Each Fund’s current Advisory Agreement was approved by each Fund’s Board on January 22, 2008 and by the Members of each Fund on February 18, 2008. Prior to such dates, the Investment Manager served as each Fund’s investment manager pursuant to investment advisory agreements whose terms and conditions were identical (other than effective dates) to the terms and conditions of the Original Advisory Agreements.

Under the Advisory Agreements, the Investment Manager is responsible for developing, implementing and supervising each Fund’s investment program, for providing day-to-day investment management services to each Fund, and for providing various administrative services to each Fund including, among other things, providing office space and other support services. The Investment Manager is authorized, subject to the approval of the relevant Fund’s Board and the Fund’s Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to each Fund or to assist the Investment Manager in providing these services.

In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund pays the Investment Manager a monthly management fee (the “Management Fee”) computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests).

Management Team

The following personnel of the Investment Manager are primarily responsible for selecting Portfolio Managers and allocating each Fund’s assets among the Portfolio Managers and Portfolio Funds:

Ms. Anne Casscells

Managing Director, Aetos Capital, LLC.

Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC.

Prior to joining Aetos in October 2001, Ms. Casscells was the Chief Investment Officer of the Stanford Management Company, where she was responsible for the investment of over $10 billion in endowment funds and other assets on behalf of Stanford University. Prior to assuming her position as CIO in 1998, Ms. Casscells served for two and a half years as Managing Director of Investment Policy Research, where she was responsible for asset allocation and for the endowment’s absolute return investments. During this period, she expanded the absolute return portfolio from $150 million to $650 million and developed a portable alpha program to enhance returns in the endowment’s U.S. equity and fixed income asset classes. Prior to joining the Stanford Management Company, Ms. Casscells was a Vice President in Goldman Sachs’ fixed income division and an analyst at Morgan Stanley. Ms. Casscells earned her Masters of Business Administration from the Stanford Graduate School of Business, where she was an Arjay Miller Scholar, and a Bachelor of Arts in British Studies, cum laude, from Yale University. Ms. Casscells is a trustee of the Stanford Business School Trust and a member of the Board of Directors of KQED Public Broadcasting, where she serves as Treasurer and head of the Finance and Investment Committees. She is the co-author with Robert Arnott, Chairman, First Quadrant, LP of a recently published article titled Demographics and Capital Markets Returns, Financial Analysts Journal, AIMR, Vol. 59, No. 2, March/April 2003.

Mr. James Gibbons

Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC.

Prior to joining Aetos Capital in July 2002, Mr. Gibbons served as a Senior Vice President at Evaluation Associates Capital Markets, where he was responsible for research and due diligence on a large group of relative value and event driven hedge fund managers. During his career at Evaluation Associates Mr. Gibbons and team managed up to $2.6 billion in assets. Before joining Evaluation Associates, Mr. Gibbons spent ten years with AIG in New York, London and Tokyo. He served as chief investment officer for various AIG insurance entities and Managing Director for AIG Global Investment Corp. His responsibilities included asset allocation as well as the management of fixed income, equity and non-traditional investment teams that invested $13 billion. Earlier in his career, Mr. Gibbons worked for Unilever in their treasury units in the U.S. and London. Mr. Gibbons received his Bachelor of Science degree in Finance from Georgetown University.

Mr. Michael Klein

Managing Director, Aetos Capital, LLC. Managing Director and Chief Operating Officer, Aetos Alternatives Management, LLC

Prior to joining Aetos Capital in March 2000, Mr. Klein was a Managing Director of Morgan Stanley & Co. and was President and a Director of the Morgan Stanley Institutional Open and Closed-End Funds. Mr. Klein joined Morgan Stanley in 1995 and was involved in both the firm’s institutional asset management and retail funds businesses. Prior to joining Morgan Stanley, he practiced law at the international law firm of Rogers & Wells in New York. Mr. Klein is a magna cum laude graduate of Colgate University where he was elected to Phi Beta Kappa, and received his Juris Doctor degree from Boston College Law School where he was graduated cum laude.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Interests in the Funds.

Administrator and Custodian

SEI Investments Global Fund Services (the “Administrator”) provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund pays the Administrator, a monthly fee, based on month-end net assets, at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses. SEI Private Trust Company acts as custodian for each Fund’s assets. The principal business address of SEI Private Trust Company is One Freedom Valley Drive Oaks, Pennsylvania 19456.

Fund Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizationalexpenses; offering costs; investment-related expenses incurred by the fund (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); custody and administrative fees and expenses; the fees and expenses of legal counsel to the Fund, legal counsel to the Independent Managers and the Fund’s independent public accountants; tax preparation expenses; corporate licensing fees; the fees and expenses of Managers who are not employees of the Investment Manager or one of its affiliates, including travel, insurance and other expenses associated with the operation of the Fund; and such other expenses as may be approved by the relevant Fund’s Board. Each Fund reimburses the Investment Manager for any of the above expenses that it pays on behalf of the Fund.

Each of the Aetos Capital Multi-Strategy Arbitrage Fund, Aetos Capital Distressed Investment Strategies Fund and Aetos Capital Long/Short Strategies Fund’s organizational expenses were approximately $70,400, and each of these Funds also bore certain expenses, totaling approximately $68,000, associated with the initial offering of its Interests. These organizational expenses were allocated to Members. The Aetos Capital Opportunities Fund paid organizational and initial offering costs of approximately $66,000. All such costs have been fully amortized by the applicable Fund.

INVESTOR QUALIFICATIONS

Interests may be purchased directly or through the Program. Under the Program, an investor will establish an investment management arrangement with the Investment Manager, pursuant to which the Investment Manager will have full discretionary authority to invest the investor’s assets among the Funds as it sees fit, unless the investor otherwise directs. Interests are being offered only to investors who are “accredited investors” as that term is defined by Rule 501 of Regulation D under the Securities Act of 1933. These persons are referred to in this prospectus as “Qualified Investors.” In addition, certain investors will be required to represent that they are “qualified clients” as that term is defined by Rule 205-3 under the Investment Advisers Act. In addition, Interests may not be purchased by charitable remainder trusts unless Federal income tax laws change. You must complete and sign an investor certification that you meet these requirements before you may invest in a Fund.

REPURCHASES OF INTERESTS AND TRANSFERS

No Right of Redemption

No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require a Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers which will be made from time to time by each Fund. Any transfer of an Interest in violation of a Fund’s LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by a Fund, as described below. For information on each Fund’s policies regarding transfers of Interest, see “Repurchases and Transfers of Interests” in the SAI.

Repurchases of Interests

Each Fund from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made periodically on terms determined by a Fund’s Board. In making these determinations, the Fund’s Board will consider the recommendations of the Investment Manager. The Investment Manager will recommend to the Board that each Fund offer to repurchase Interests up to four times each year, as of the last business day of March, June, September and December. The Board has adopted a policy to authorize such quarterly repurchase offers, subject to current market, liquidity, asset allocation and other relevant considerations, including the extent to which Members have expressed an interest in having the applicable Fund repurchase Interests, so that Members of a Fund will have the ability to redeem their Interests to the same extent as the Fund has the ability to redeem its interests in its Portfolio Funds. Quarterly repurchases also will serve as mechanism for the payment by Members of the Program Fees charged by the Investment Manager. It is anticipated that each repurchase offer will extend only to a specified portion (not expected to exceed 25%) of a Fund’s net assets, based upon, among other things, the liquidity of the Fund’s assets. Because each Fund’s assets are expected to be extremely illiquid, it is anticipated that repurchase offers will be accordingly limited. However, the Investment Manager expects to manage the liquidity of each Fund (other than the Aetos Capital Distressed Investment Strategies Fund and the Aetos Capital Opportunities Fund) so that under normal circumstances a Member which desires to redeem its entire Interest in a Fund may do so within one year from the date of the expiration of the tender offer following the Member’s repurchase request. See “Repurchases and Transfers of Interests” in the SAI.

Each Board will determine that a Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the relevant Fund and its Members. When a Board determines that a Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests (which is calculated once a month at month-end) from the Administrator during the period the offer remains open.

Repurchases of Interests from Members by a Fund may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, none of the Funds expects to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on a Fund or on its Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by a Fund of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the relevant LLC Agreement), which will be distributed to all tendering Members on an equal basis. None of the Funds imposes any charges in connection with repurchases of Interests or a portion of Interests.

A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member’s adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment of the repurchase amount.

Repurchase Procedures

Due to liquidity restraints associated with each Fund’s investments in Portfolio Funds and the fact that a Fund will normally have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Members must submit a repurchase request (the “Valuation Date”) and that a Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value in the case a Member’s entire Interest is repurchased) approximately one month after the Valuation Date, or if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the purchase of Interests, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Portfolio Funds. The amount that a Member may expect to receive on the repurchase of the Member’s Interest (or portion thereof) will be the value of the Member’s capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the relevant Fund’s assets as of that date, after giving effect to all allocations to be made as of that date to the Member’s capital account. This value will be subject to adjustment upon completion of the annual audit of the relevant Fund’s financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the initial payment will be 90% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the relevant Fund’s audit and be subject to audit adjustment.

Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from a Fund. Payments for repurchased Interests may be delayed under circumstances where a Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving proceeds from the Portfolio Funds.

A Member who tenders for repurchase only a portion of the Member’s Interest will be required to maintain an aggregate balance in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in the Funds) equal to at least $1,000,000, subject to waiver or reduction with respect to certain investors or categories of investors at the discretion of the Investment Manager. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member’s aggregate balance in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in the Funds) to fall below this required minimum, each Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Interests by each Fund are subject to limitations on a Fund’s ability to withdraw its assets from Portfolio Funds. See “Risk Factors—Special Risks of Multi-Manager Structure—Limited Liquidity; In-kind Distributions.” Repurchases of Interests by each Fund are also subject to certain regulatory requirements imposed by SEC rules.

Mandatory Redemption By A Fund

Each LLC Agreement provides that the relevant Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if, in the judgment of the Investment Manager: ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof. In the case of a mandatory redemption, the Member or other person would receive the net asset value of the Interest or portion thereof subject to such redemption calculated as of the date of the redemption.

CALCULATION OF NET ASSET VALUE

Each Fund computes its net asset value as of the last business day of each “fiscal period” (as defined under “Capital Accounts” below). In determining its net asset value, each Fund values its investments as of such fiscal period end. The net asset value of each Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which each Fund values its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of each Fund’s valuation. As a general matter, the fair value of a Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Portfolio Fund does not report a fiscal period end value to a Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of each Fund’s valuation date.

Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by each Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited). Accordingly, the valuations of the Portfolio Managers generally will be relied upon by each Fund, even though a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager’s compensation.

Each Fund’s valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of a Portfolio Fund does not represent the fair value of a Fund’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, each Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Funds may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, a Fund may determine that it was appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers of the Portfolio Funds, upon which each Fund calculates its fiscal period end net asset values, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal yearend net asset value calculations of the Portfolio Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of a Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect a Fund’s net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of

Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when a Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, a Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board is responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Funds and consistent with applicable regulatory guidelines.

To the extent the Investment Manager invests the assets of a Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with a Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of a Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Investment Manager acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Investment Manager may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Funds and other clients. Consequently, the fees charged to the Funds and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Funds, including the Investment Manager’s investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Funds if the judgments of the Board, the Investment Manager, or Portfolio Managers should prove incorrect. Also, Portfolio Managers will only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Funds more frequently.

CAPITAL ACCOUNTS

General

Each Fund maintains a separate capital account for each Member, which has an opening balance equal to the Member’s initial contribution to the capital of the Fund. Each Member’s capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of a Fund, plus any amounts credited to the Member’s capital account as a reallocation of organizational expenses (see “Capital Accounts—Allocation of Special Items”) or as described below. Similarly, each Member’s capital account in a Fund will be reduced by the sum of the amount of any repurchase by the Fund of the Member’s Interest, or portion thereof, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member’s capital account as a reallocation of organizational expenses or as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. With respect to each Fund, a fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on (1) the last day of each fiscal year, (2) the last day of each taxable year, (3) the day preceding the date on which a contribution to the capital of the Fund is made, (4) the day on which the Fund repurchases any Interest (or portion thereof) of any Member, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage is determined for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Losses

Net profits or net losses of each Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members’ respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of a Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund other than in accordance with the Members’ respective investment percentages.

Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member’s capital account for the current and prior taxable years. Under each LLC Agreement, the Investment Manager has the discretion to allocate specially an amount of a Fund’s capital gains, including short-term capital gain, for Federal income tax purposes to the Investment Manager and to a withdrawing Member, in either case to the extent that its capital account exceeds its Federal income tax basis in its Interest.

Allocation of Special Items

Current guidelines followed by the American Institute of Certified Public Accountants require that organizational expenses be expensed as incurred. Each Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund Interests. Offering costs cannot be deducted by a Fund or its Members.

Withholding taxes or other tax obligations incurred by a Fund which are attributable to any Member of the Fund will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member’s Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

Generally, any expenditures payable by a Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members of the Fund on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members of a Fund for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

Each Member of a Fund will have the right to cast a number of votes based on the value of the Member’s “Investment Percentage” as of the relevant record date at any meeting of Members called by the Fund’s Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. “Investment Percentage” is a percentage established for each Member on the Fund’s books as of the first day of each month. The Investment Percentage of a Member represents the Member’s pro rata interest in the relevant Fund and is determined by dividing the balance of the Member’s capital account as of the first day of the month by the sum of the capital accounts of all of the Members as of the first day of the month. Members of a Fund will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of the Board, the approval of the Fund’s Advisory Agreement and the approval of the Fund’s independent public accountants, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members of a Fund will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAXES

The following is a summary of certain aspects of the U.S. Federal income taxation of each Fund and its Members which should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor have they obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes, and there can be no assurance that the Service will not disagree with, or that a court will sustain, the positions discussed herein.

This summary only discusses certain aspects of the Federal income tax treatment of the Funds and is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, existing, temporary and proposed Treasury Regulations (the “Regulations”) and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretation, possibly with retroactive effect. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Each prospective member should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in a Fund.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own tax adviser regarding the acquisition of Interests.

Tax Treatment of Fund Operations

Classification of the Funds. Each Fund has received an opinion of Clifford Chance US LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the relevant Fund’s Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership’s status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Clifford Chance US LLP has previously rendered its opinion that, under this “facts and circumstances” test, and based upon the anticipated operations of the Funds as well as the legislative history to Section 7704 of the Code, the text of the Section 7704 Regulations and certain representations of the Board, Interests in the Funds will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, the Funds will not be treated as publicly traded partnerships taxable as corporations.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members of the Fund to the extent of the current or accumulated earnings and profits of the Fund; and Members of the Fund would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion of the Federal income tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of a Fund, and those indirectly attributable to a Fund as a result of it being an investor in a Portfolio Fund.

As partnerships, the Funds are not themselves subject to Federal income tax. Each Fund files an annual partnership information return with the Service which reports the results of operations. Each Member of a Fund is required to report separately on its income tax return its distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member of a Fund is taxed on its distributive share of the Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of each Fund and its investments under Federal and state law, see “Tax Aspects” in the SAI.

OFFERING

Purchase Terms

Interests are being offered only to Qualified Investors that meet all requirements to invest in the Funds. The minimum initial investment in the Program (or in one or more Funds in the aggregate with respect to investors who choose to invest directly in one or more Funds) is $1,000,000. Subsequent investments must be at least $100,000. These minimums may be waived by the Investment Manager from time to time for certain investors, including, but not limited to, officers and employees of the Investment Manager and its affiliates.

Interests may be purchased on a monthly basis, or at such other times as may be determined by the relevant Fund’s Board. All investor funds for the closings of the sales of Interests will be deposited in an escrow account set up at SEI Investments Mutual Funds Services (the “Escrow Agent”) for the benefit of the investors. The Escrow Agent will invest all funds it receives in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The full amount of an investment is payable in federal funds, which should be received by the Escrow Agent not later than the business day preceding the date as of which Interests are to be issued.

Before an investor may invest in a Fund, the Investment Manager will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Interest except in the limited circumstances permitted under the relevant LLC Agreement. If an investor’s certification is not received on or before the date Interests are to be issued, the Investor’s order will not be accepted.

The form of LLC Agreement for each Fund is incorporated by reference herein. Each new investor will be bound by all of the terms of the LLC Agreement, as may be amended from time to time.

TABLE OF CONTENTS OF THE SAI

Introduction	3

Investment Policies and Practices	3

Repurchase and Transfers of Interests	10

Board of Managers	12

Investment Advisory Services	17

Conflicts of Interest	21

Tax Aspects	22

ERISA and Certain Other Considerations	35

Brokerage	36

Accountants and Legal Counsel	37

Custodian	37

Control Persons	37

Summary of LLC Agreements	37

Proxy Voting Policies and Procedures	40

Financial Statements	43

EXHIBIT C

CERTIFICATE OF MERGER

OF

AETOS CAPITAL OPPORTUNITIES FUND, LLC

(a Delaware limited liability company)

into

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

(a Delaware limited liability company)

dated: December 31, 2010

The undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization

Aetos Capital Opportunities Fund, LLC	Delaware

Aetos Capital Long/Short Strategies Fund, LLC	Delaware

SECOND: An Agreement and Plan Of Merger has been approved and executed by (i) Aetos Capital Opportunities Fund, LLC, a Delaware limited liability company (the “Non-Surviving LLC”), and (ii) Aetos Capital Long/Short Strategies Fund, LLC, a Delaware limited liability company (the “Surviving LLC”).

THIRD: The name of the surviving domestic limited liability company is Aetos Capital Long/Short Strategies Fund, LLC.

FOURTH: The merger of the Non-Surviving LLC into the Surviving LLC shall be effective upon the filing of this Certificate Of Merger with the Secretary of State of the State of Delaware.

FIFTH: The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LLC. The address of such place of business of the Surviving LLC is 875 Third Avenue, New York, New York 10022.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member of the Surviving LLC and any member or person holding an interest in the Non-Surviving LLC.

IN WITNESS WHEREOF, Aetos Capital Long/Short Strategies Fund, LLC has caused this Certificate of Merger to be duly executed as of the date first written above.

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

By:
Name: Reid Conway
Title: Assistant Secretary

EXHIBIT D

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-21058

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

(Exact name of registrant as specified in charter)

c/o Aetos Capital, LLC

875 Third Avenue

New York, NY 10022

(Address of principal executive offices) (Zip code)

Harold Schaaff

Aetos Capital, LLC

New York, NY 10022

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-201-2500

DATE OF FISCAL YEAR END: JANUARY 31

DATE OF REPORTING PERIOD: JANUARY 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL OPPORTUNITIES FUND, LLC

Financial Statements

January 31, 2010

Fund Commentaries	1
Report of Independent Registered Public Accounting Firm	5
Schedules of Investments	6
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Members’ Capital	13
Statements of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	20
Managers and Officers of the Fund	33

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds’ Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission’s website at http://www.sec.gov.

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fund Commentary

For the year ended January 31, 2010

(Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage and fixed income arbitrage managers. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place in a timely manner. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy.

For the year ended January 31, 2010, the Fund had a total return of 21.29%.(1) For the period from commencement of investment activities on September 1, 2002 through January 31, 2010, the Fund had an average annualized total return of 4.21%.

Arbitrage strategies had a banner year as the extreme dislocations of 2008 began to subside. All arbitrage strategies saw strong performance but the categories we expected would perform the best, convertible and fixed income arbitrage, saw the highest returns. Fortunately, once the dust from 2008 had settled and it was apparent which firms would survive, we were able to capitalize on our view by tactically overweighting the convertible arbitrage strategy, a move that enhanced returns for the Fund.

Our convertible arbitrage allocation was the most profitable sector within the portfolio as a confluence of factors benefited our managers. In particular, portfolios benefited from a rebound in implied volatilities, which had fallen to near-zero levels during the crisis. In addition, continued high realized volatility gave managers ample opportunity to generate additional returns from gamma trading the portfolio.

Fixed income managers also realized their best returns in a decade as extreme dislocations began to normalize. The most significant contributor to returns was the normalization of the negative basis between cash bonds and derivative instruments (credit default swaps). Other trades benefited from the narrowing of sovereign swap spreads and normalization of certain yield curve abnormalities.

Our multi-strategy event managers realized substantial profits from tactically overweighting credit investments coming into 2009. Most of their gains were concentrated in North America and Europe, as investment grade and high yield debt rallied dramatically. Many of these securities were issued by high quality companies yet traded at historically wide spreads due to the financial crisis.

(1)	Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

1

Aetos Capital Distressed Investment Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2010

(Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy. These managers are able to buy these securities at a discount to their eventual value because traditional fixed income portfolio managers who bought the bonds or banks that made the loans may not want to or be able to own them once they are in default. The sellers may also not have the expertise and patience to go through a lengthy restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of the bankruptcy process and also may be called upon to reach agreements with other claimants in order to speed the process.

For the year ended January 31, 2010, the Fund had a total return of 22.03%.(1) For the period from commencement of investment activities on September 1, 2002 through January 31, 2010, the Fund had an average annualized total return of 9.96%.

For the credit markets, 2009 saw the reversal of 2008’s flight to quality. High yield bonds and loans were among the best performing asset classes, with the bond index returning 55.8%. All of our distressed managers generated positive results, and nearly all of them realized a twelve-month return above 20%. These returns are more impressive considering the fact that they were achieved while still employing significant hedging. In general, our managers did not try to catch the beta wave in low-rated companies, but rather focused on a handful of situations that afforded significant upside with downside limited by hard assets and/or legal processes.

Due to improved new issuance conditions, as well as a modest calendar of credit maturities this year (just $50 billion), the default rate is projected to decline to just 4% by the end of 2010. Despite these expectations, we still view the distressed investing strategy as one of the best risk/reward opportunities currently available. While the official default rate may decline, the amount of existing distressed paper created during 2009 should present high return opportunities for some time to come. In addition, much of the refinancing of the past year has merely kicked the can down the road for weak and/or overleveraged companies, trading some breathing room for higher financing costs. In total, $855 billion of high yield bonds and loans will come due from 2012-2014. This should set up a rich multi-year opportunity set as many of these companies will need to restructure.

(1)	Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

2

Aetos Capital Long/Short Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2010

(Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate long-biased portfolios of stocks, usually based on bottom-up equity research. These portfolios generally vary from 20% to 40% net long.

For the year ended January 31, 2010, the Fund had a total return of 3.57%.(1) For the period from commencement of investment activities on September 1, 2002 through January 31, 2010, the Fund had an average annualized total return of 4.94%.

Our long/short managers produced mixed results over the twelve-month period. During the sell-off leading up to March, our managers’ stock selection was rewarded as equity markets differentiated between strong companies and weak ones. Gains from stock selection were much harder to come by following the March 9th rally, however, as lower quality names outperformed. The environment proved to be a “trader’s market”, in which stock price momentum and beta were the most important determinants of returns, not company-specific fundamentals. This made for a challenging environment for our managers, as many gravitated towards franchise companies with attractive valuations rather than lower quality companies that will need to double margins in 2010 to meet earnings estimates.

In general, our sector-focused managers outperformed our generalist managers, as they benefited from long exposures to the technology, financial, and energy sectors, while also adding alpha through stock selection. A theme that worked very well for our financial sector-focused manager was long investments in larger banks and brokerages that had the benefit of government support, paired with shorts in weaker, regional banks with commercial and industrial loan exposures. Our energy/industrials-focused manager also outperformed due to long positions in many beaten down oil exploration and production companies.

Offsetting these gains, managers’ short portfolios uniformly lost money during the period. Particularly notable losers included shorts in the consumer discretionary sector as well as many financial names. While our managers were often correct in identifying companies with deteriorating operating performance, the market chose to give these companies the benefit of the doubt, looking through near-term disappointment and believing that they could return to past profitability.

(1)	Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

3

Aetos Capital Opportunities Fund, LLC

Fund Commentary

For the year ended January 31, 2010

(Unaudited)

The Aetos Capital Opportunities Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of opportunistic strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate smaller-sized, more idiosyncratic portfolios employing directional strategies or focusing on particular markets or sectors.

For the year ended January 31, 2010, the Fund had a total return of 2.64%.(1) For the period from commencement of investment activities on August 1, 2005 through January 31, 2010, the Fund had an average annualized total return of 1.58%.

Performance among the Fund’s managers was solid, with each manager, except one described below, realizing double-digit returns for the period. The Fund’s energy long/short manager saw the strongest returns, benefiting from rising oil prices and a bounce back in demand for many oil services companies. Trailing this manager only slightly was one of the Fund’s long/short managers focused on Asia, who realized strong gains from positions in Japan, Hong Kong and India.

The Fund’s performance over the period was negatively impacted by a manager that was long high quality names while shorting low quality companies throughout the year. Accordingly, this manager exhibited a significant negative beta during the market rally. We believed that this was an attractive trade when the position was initiated and we remain convinced that this strategy has an attractive return potential. However, because we want to maintain a moderately net positive beta for the Fund overall, the target allocation for this manager is now lower.

(1)	Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

4

(PRICEWATERHOUSECOOPERS LOGO)

PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers Center 300 Madison Avenue New York NY 10017 Telephone (646) 471 3000 Facsimile (813) 286 6000

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of the Aetos Capital Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in members’ capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, and Aetos Capital Opportunities Fund, LLC (the “Funds”) at January 31, 2010, the results of each of their operations and cash flows for the year then ended, the changes in each of their members’ capital for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying portfolio funds at January 31, 2010, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Opportunities Fund, LLC valued at $488,738,107 (96.61% of the Fund’s members’ capital), $401,585,040 (94.54% of the Fund’s members’ capital), $722,649,396 (92.54% of the Fund’s members’ capital), and $117,217,015 (84.90% of the Fund’s members’ capital) respectively, at January 31, 2010, the values of which have been estimated by the investment Manager, under general supervision of the Board of Managers, in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

/s/ PricewaterhouseCoopers LLP

April 1, 2010

5

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Quantitative Asset Allocation	13.58%
Convertible Arbitrage	17.40%
Fixed Income Arbitrage	23.43%
Multi-Strategy/Event Arbitrage	45.59%

PORTFOLIO FUND NAME	COST	VALUE	% OF MEMBERS’ CAPITAL*

AQR RT Fund, L.P.	$30,000,000	$30,771,000	6.08%
CNH CA Institutional Fund, L.P.	40,000,000	44,979,083	8.89
Davidson Kempner Partners	60,543,694	77,766,066	15.37
Farallon Capital Offshore Investors, Inc.	78,172,893	77,809,738	15.38
FFIP, L.P.	51,630,000	69,780,986	13.79
GMO Mean Reversion Fund	40,692,369	35,603,772	7.04
Ishin Fund, LLC	35,361,920	40,063,479	7.92
Oceanwood Global Opportunities Fund L.P.	55,000,000	65,938,495	13.04
Parsec Trading Corp.	54,555,466	44,734,043	8.84
Sowood Alpha Fund, L.P.(1)	3,453,269	1,291,445	0.26

Total	$449,409,611	$488,738,107	96.61%

*	Percentages are based on Members’ Capital of $505,874,777.
(1)	Portfolio Fund in liquidation.

The aggregate cost of investments for tax purposes was $445,974,361. Net unrealized appreciation on investments for tax purposes was $42,763,746 consisting of $72,443,095 of gross unrealized appreciation and $29,679,349 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 96.61% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

6

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Distressed Investments	100.00%

PORTFOLIO FUND NAME	COST	VALUE	% OF MEMBERS’ CAPITAL*

AG Mortgage Value Partners, L.P.	$30,000,000	$36,867,622	8.68%
Anchorage Capital Partners, L.P.	60,000,000	76,062,426	17.91
Aurelius Capital Partners, L.P.	55,500,000	75,858,036	17.86
Davidson Kempner Distressed Opportunities Fund LP	40,000,000	42,735,010	10.06
King Street Capital, L.P.	51,050,000	75,735,567	17.83
One East Partners, L.P.	7,381,604	3,438,834	0.81
Silver Point Capital Fund, L.P.	35,629,344	34,625,149	8.15
Watershed Capital Partners, L.P.	54,050,000	56,262,396	13.24

Total	$333,610,948	$401,585,040	94.54%

*	Percentages are based on Members’ Capital of $424,770,025.

The aggregate cost of investments for tax purposes was $362,353,142. Net unrealized appreciation on investments for tax purposes was $39,231,898 consisting of $46,941,130 of gross unrealized appreciation and $7,709,232 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 94.54% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

7

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Short Equity Investments	5.92%
Long/Short Equity Investments	94.08%

PORTFOLIO FUND NAME	COST	VALUE	% OF MEMBERS’ CAPITAL*

Bay Pond Partners, L.P.	$18,970,904	$47,601,596	6.09%
Brookside Capital Partners Fund II, LP	65,000,000	66,492,639	8.51
Cadian Fund LP	45,000,000	48,445,254	6.20
Cadmus Capital Partners (QP), L.P.(1)	1,816,984	1,313,747	0.17
CamCap Energy, L.P.	40,000,000	40,358,839	5.17
Conatus Capital Partners LP	65,500,000	67,512,886	8.65
Copper River Partners, L.P.(1)	3,618,505	1,298,795	0.17
Highside Capital Partners, L.P.	31,063,150	38,144,704	4.89
Icarus Qualified Partners, L.P.	36,000,000	41,497,809	5.31
Joho Partners, L.P.	50,000,000	55,196,613	7.07
Marshall Wace TOPS Fund Limited	65,000,000	64,679,844	8.28
Millgate Partners II, L.P.	62,000,000	62,723,813	8.03
North River Partners, L.P.	41,783,623	55,640,478	7.13

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments (Concluded)

January 31, 2010

PORTFOLIO FUND NAME	COST	VALUE	% OF MEMBERS’ CAPITAL*

Tiger Consumer Partners, L.P.	$40,000,000	$40,440,471	5.18%
Viking Global Equities, L.P.	48,460,934	89,824,151	11.50
Woodbourne Daybreak Global Fund L.P.(1)	10,434,913	1,477,757	0.19

Total	$624,649,013	$722,649,396	92.54%

*	Percentages are based on Members’ Capital of $780,940,944.
(1)	Portfolio Fund in liquidation.

The aggregate cost of investments for tax purposes was $682,464,004. Net unrealized appreciation on investments for tax purposes was $40,185,392 consisting of $83,759,162 of gross unrealized appreciation and $43,573,770 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 92.54% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

9

Aetos Capital Opportunities Fund, LLC

Schedule of Investments

January 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Event-Driven	0.81%
Long/Short Equity Investments	83.59%
Real Assets	15.60%

PORTFOLIO FUND NAME	COST	VALUE	% OF MEMBERS’ CAPITAL*

GMO U.S. Tactical Opportunities Fund (Onshore), L.P.	$21,500,000	$18,265,636	13.23%
Joho Partners, L.P.	19,000,000	28,133,024	20.38
Samlyn Partners, L.P.	19,500,000	21,118,673	15.29
Sansar Capital, L.P.	10,315,420	7,630,938	5.53
Sansar Capital Holdings, Ltd.	179,142	286,476	0.21
Sheffield Institutional Partners, L.P.	915,748	951,592	0.69
Spindrift Partners, L.P.	18,000,000	18,282,437	13.24
The Elkhorn Fund, LLC	20,000,000	22,548,239	16.33

Total	$109,410,310	$117,217,015	84.90%

*	Percentages are based on Members’ Capital of $138,064,213.

The aggregate cost of investments for tax purposes was $121,487,143. Net unrealized depreciation on investments for tax purposes was $4,270,128 consisting of $9,820,705 of gross unrealized appreciation and $14,090,833 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 84.90% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10

Statements of Assets and Liabilities

January 31, 2010

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC

ASSETS
Investments in Portfolio Funds, at cost	$449,409,611	$333,610,948	$624,649,013	$109,410,310

Investments in Portfolio Funds, at value	$488,738,107	$401,585,040	$722,649,396	$117,217,015
Cash and cash equivalents	23,000,396	26,787,847	67,932,229	23,433,276
Receivable for sale of investments	668,520	989,063	2,496,743	123,243
Accrued income	977	1,176	2,151	955

Total assets	512,408,000	429,363,126	793,080,519	140,774,489

LIABILITIES
Redemptions of Interests payable	5,079,849	3,592,375	10,514,895	2,357,696
Investment management fees payable	322,441	270,745	497,766	88,001
Sales of Interests received in advance	696,480	326,820	744,720	53,580
Administration fees payable	72,832	61,032	114,947	21,626
Board of Managers’ fees payable	9,531	9,531	9,531	9,531
Other accrued expenses	352,090	332,598	257,716	179,842

Total liabilities	6,533,223	4,593,101	12,139,575	2,710,276

NET MEMBERS’ CAPITAL	$505,874,777	$424,770,025	$780,940,944	$138,064,213

MEMBERS’ CAPITAL
Net capital	$466,546,281	$356,795,933	$682,940,561	$130,257,508
Net unrealized appreciation on investments in Portfolio Funds	39,328,496	67,974,092	98,000,383	7,806,705

Members’ Capital	$505,874,777	$424,770,025	$780,940,944	$138,064,213

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

11

Statements of Operations

For the year ended January 31, 2010

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC

Investment income:
Dividends from money market funds	$85,538	$161,736	$272,654	$61,939

Expenses:
Investment management fees	3,169,751	2,709,723	5,793,506	988,155
Administration fees	380,590	330,569	710,964	126,129
Board of Managers’ fees	38,125	38,125	38,125	38,125
Professional fees	421,438	427,911	308,583	268,490
Custodian fees	45,007	39,224	80,436	15,685
Registration fees	13,222	14,191	23,321	11,905
Printing fees	9,169	9,169	9,169	9,169
Other expenses	24,500	30,189	11,838	13,275

Total expenses	4,101,802	3,599,101	6,975,942	1,470,933

Net investment loss	(4,016,264)	(3,437,365)	(6,703,288)	(1,408,994)

Net loss on Portfolio Funds sold	(8,683,817)	(1,889,144)	(39,566,144)	(2,083,718)
Net change in unrealized appreciation on investments in Portfolio Funds	93,996,765	77,224,421	69,436,602	6,392,555

Net increase in Members’ Capital derived from investment activities	$81,296,684	$71,897,912	$23,167,170	$2,899,843

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12

Statements of Changes in Members’ Capital

For the years ended January 31, 2009 and January 31, 2010

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC		AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/09 - 1/31/10	2/1/08 - 1/31/09

From investment activities:
Net investment loss	$(4,016,264)	$(3,859,773)	$(3,437,365)	$(819,591)
Net gain/(loss) on Portfolio Funds sold	(8,683,817)	17,381,577	(1,889,144)	3,374,415
Net change in unrealized appreciation/(depreciation) on investments in Portfolio Funds	93,996,765	(112,321,272)	77,224,421	(35,597,793)

Net increase/(decrease) in Members’ Capital derived from investment activities	81,296,684	(98,799,468)	71,897,912	(33,042,969)

Distributions:
Tax withholding on behalf of foreign investors	(661,087)	(1,253,004)	(844,815)	(1,096,210)

Total distributions	(661,087)	(1,253,004)	(844,815)	(1,096,210)

Members’ Capital transactions:
Proceeds from transfer of assets*	—	46,535,603	—	—
Proceeds from sales of Interests	47,497,205	67,981,151	52,930,465	93,747,605
Redemptions of Interests	(70,770,292)	(143,399,567)	(55,446,922)	(23,401,469)
Transfers of Interests	59,829,647	(56,506,622)	2,559,325	149,040,607

Net increase/(decrease) in Members’ Capital derived from capital transactions	36,556,560	(85,389,435)	42,868	219,386,743

Net increase/(decrease) in Members’ Capital	117,192,157	(185,441,907)	71,095,965	185,247,564
Members’ Capital at beginning of year	388,682,620	574,124,527	353,674,060	168,426,496

Members’ Capital at end of year	$505,874,777	$388,682,620	$424,770,025	$353,674,060

*	See Note 5 in Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

13

Statements of Changes in Members’ Capital (concluded)

For the years ended January 31, 2009 and January 31, 2010

	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC		AETOS CAPITAL OPPORTUNITIES FUND, LLC
	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/09 - 1/31/10	2/1/08 - 1/31/09

From investment activities:
Net investment loss	$(6,703,288)	$(6,235,720)	$(1,408,994)	$(808,257)
Net gain/(loss) on Portfolio Funds sold	(39,566,144)	27,893,467	(2,083,718)	(356,519)
Net change in unrealized appreciation/(depreciation) on investments in Portfolio funds	69,436,602	(117,075,472)	6,392,555	(14,392,498)

Net increase/(decrease) in Members’ Capital derived from investment activities	23,167,170	(95,417,725)	2,899,843	(15,557,274)

Distributions:
Tax withholding on behalf of foreign investors	(2,413,742)	(2,555,363)	(454,264)	(560,463)

Total distributions	(2,413,742)	(2,555,363)	(454,264)	(560,463)

Members’ Capital transactions:
Proceeds from sales of Interests	109,450,677	131,535,348	21,441,584	22,928,303
Redemptions of Interests	(169,491,276)	(194,799,810)	(34,732,394)	(27,369,517)
Transfers of Interests	(63,545,672)	1,638,741	1,156,700	(18,511,397)

Net decrease in Members’ Capital derived from capital transactions	(123,586,271)	(61,625,721)	(12,134,110)	(22,952,611)

Net decrease in Members’ Capital	(102,832,843)	(159,598,809)	(9,688,531)	(39,070,348)
Members’ Capital at beginning of year	883,773,787	1,043,372,596	147,752,744	186,823,092

Members’ Capital at end of year	$780,940,944	$883,773,787	$138,064,213	$147,752,744

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14

Statements of Cash Flows

For the year ended January 31, 2010

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC

CASH FLOWS USED IN OPERATING ACTIVITIES
Net increase in Members’ Capital derived from investment activities	$81,296,684	$71,897,912	$23,167,170	$2,899,843
Adjustments to reconcile net increase in Members’
Capital from investment activities to net cash used in operating activities
Purchases of Portfolio Funds	(132,000,000)	(143,000,000)	(348,000,000)	(32,993,318)
Sales of Portfolio Funds	39,986,460	18,321,541	274,614,889	12,193,020
Net loss on Portfolio Funds sold	8,683,817	1,889,144	39,566,144	2,083,718
Net change in unrealized appreciation on investments in Portfolio Funds	(93,996,765)	(77,224,421)	(69,436,602)	(6,392,555)
Decrease in accrued income	45,951	108,863	196,660	41,405
Decrease in prepaid tax withholding	—	—	—	918
Decrease/(increase) in receivable for sale of investments	3,856,070	547,026	4,145,037	(123,243)
Increase/(decrease) in investment management fees payable	75,375	45,932	(64,005)	(5,918)
Decrease in administration fees payable	(59,446)	(46,417)	(158,796)	(28,974)
Increase in Board of Managers’ fees payable	975	975	975	975
Increase/(decrease) in other accrued expenses	(117,626)	158,486	56,411	75,660

Net cash used in operating activities	(92,228,505)	(127,300,959)	(75,912,117)	(22,248,469)

DISTRIBUTIONS
Tax withholding on behalf of foreign investors	(661,087)	(844,815)	(2,413,742)	(454,264)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests	48,193,685	53,257,285	110,195,397	21,495,164
Redemptions of Interests	(72,797,485)	(52,936,056)	(170,115,960)	(33,325,236)
Transfers of Interests	59,829,647	2,559,325	(63,545,672)	1,156,700

Net cash provided by/(used in) financing activities	35,225,847	2,880,554	(123,466,235)	(10,673,372)

Net decrease in cash and cash equivalents	(57,663,745)	(125,265,220)	(201,792,094)	(33,376,105)
Cash and cash equivalents, beginning of year	80,664,141	152,053,067	269,724,323	56,809,381

Cash and cash equivalents, end of year	$23,000,396	$26,787,847	$67,932,229	$23,433,276

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

15

Financial Highlights

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	2/1/05 - 1/31/06

Total return (1)	21.29%	(20.29)%	(1.76)%	10.36%	6.48%

Net assets, end of period (000’s)	$505,875	$388,683	$574,125	$447,632	$320,267

Ratios to average net assets:
Expenses (2) (3)	0.98%	0.96%	0.90%	0.95%	0.95%
Net investment loss	(0.96)%	(0.80)%	(0.62)%	(0.75)%	(0.77)%

Portfolio turnover rate	11.01%	5.35%	14.01%	16.80%	6.24%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16

Financial Highlights (continued)

	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	2/1/05 - 1/31/06

Total return (1)	22.03%	(8.57)%	4.32%	12.95%	8.46%

Net assets, end of period (000’s)	$424,770	$353,674	$168,426	$109,967	$66,508

Ratios to average net assets:
Expenses (2) (3)	1.00%	1.02%	1.03%	1.08%	1.24%
Expenses, net of waivers and reimbursements (2) (3)	1.00%	1.01%	0.99%	1.00%	1.00%
Net investment loss, before waivers and reimbursements	(0.95)%	(0.30)%	(0.69)%	(0.76)%	(0.88)%
Net investment loss, net of waivers and reimbursements	(0.95)%	(0.29)%	(0.65)%	(0.68)%	(0.64)%

Portfolio turnover rate	6.74%	12.51%	0.00%	13.69%	0.00%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

17

Financial Highlights (continued)

	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	2/1/05 - 1/31/06

Total return (1)	3.57%	(9.33)%	7.04%	9.61%	11.66%

Net assets, end of period (000’s)	$780,941	$883,774	$1,043,373	$738,210	$471,815

Ratios to average net assets:
Expenses (2) (3)	0.89%	0.88%	0.88%	0.92%	0.94%
Net investment loss	(0.86)%	(0.63)%	(0.66)%	(0.65)%	(0.78)%

Portfolio turnover rate	42.29%	12.24%	20.12%	6.13%	9.65%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18

Financial Highlights (concluded)

	AETOS CAPITAL OPPORTUNITIES FUND, LLC
	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	5/27/05* - 1/31/06

Total return (1)	2.64%	(9.03)%	7.24%	2.41%	4.94%

Net assets, end of period (000’s)	$138,064	$147,753	$186,823	$139,909	$72,856

Ratios to average net assets:
Expenses, before waivers and reimbursements (2) (4)	1.11%	0.99%	0.97%	1.05%	1.44	%(3)
Expenses, net of waivers and reimbursements (2) (4)	1.11%	0.99%	0.97%	1.04%	1.07	%(3)
Net investment loss, before waivers and reimbursements	(1.06)%	(0.46)%	(0.37)%	(0.57)%	(1.11	)%(3)
Net investment loss, net of waivers and reimbursements	(1.06)%	(0.46)%	(0.37)%	(0.56)%	(0.74	)%(3)

Portfolio turnover rate (5)	11.83%	5.54%	24.25%	24.26%	0.00%

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

Notes to Financial Statements

January 31, 2010

1. ORGANIZATION

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, the Aetos Capital Long/Short Strategies Fund, LLC, and the Aetos Capital Opportunities Fund, LLC (collectively the “Funds” and individually a “Fund”) were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. Each of the Funds is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies specific for each Fund to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure. Feeder Funds invest substantially all of their investable assets in the Funds. As of January 31, 2010 the Feeder Funds’ beneficial ownership of their corresponding Master Funds’ members’ capital are 79%, 84%, 83%, and 90% for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund, Aetos Capital Long/Short Strategies Cayman Fund, and Aetos Capital Opportunities Cayman Fund, respectively, and 1%, 1%, 1%, and less than 1% for the Aetos Capital Multi-Strategy Arbitrage Cayman II Fund, Aetos Capital Distressed Investment Strategies Cayman II Fund, Aetos Capital Long/Short Strategies Cayman II Fund and Aetos Capital Opportunities Cayman II Fund, respectively.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

20

Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

Aetos Capital Opportunities Fund, LLC (the “Opportunities Fund”) seeks capital appreciation by investing its assets among a select group of alternative asset managers employing different absolute return investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital.

The Funds may offer, from time to time, to repurchase outstanding members’ interests (“Interests”) pursuant to written tenders by members. Repurchase offers will be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) Topic 105, GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“ASC 105”) (formerly Statement of Financial Accounting Standards (“SFAS”) No. 168, ACCOUNTING STANDARDS CODIFICATION AND HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES: A REPLACEMENT OF FASB STATEMENT NO. 162). ASC 105 establishes the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”). ASC 105 is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in ASC 105, and all other accounting literature not included in ASC 105 is non-authoritative. Updates to the Codification Standards are issued as Accounting Standard Updates (“ASU”s) by the FASB. In these financial statements, a dual presentation of the Codification and the former reference has been adopted. The adoption of the Codification does not impact the Funds’ financial statements except for references made to authoritative accounting literature in the footnotes.

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

21

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The FASB issued ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES, (formerly SFAS No. 157 FAIR VALUE MEASUREMENTS), which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3). The levels of the fair value hierarchy under FASB ASC Topic 820-10-35-39 to 55 are as follows:

•	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 - Inputs that are unobservable;

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk. ASC Topic 820-10-35-59 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if

22

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Security Transactions (continued)

the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946, FINANCIAL SERVICES - INVESTMENT COMPANIES. The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC 946. The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities. The Investment Manager also considers such factors in determining whether a Portfolio Fund should be classified as Level 2 or Level 3 within the fair value hierarchy.

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of January 31, 2010:

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Portfolio Funds	$—	$106,438,251	$382,299,856	$488,738,107

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Portfolio Funds	$—	$—	$401,585,040	$401,585,040

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Portfolio Funds	$—	$209,206,047	$513,443,349	$722,649,396

AETOS CAPITAL OPPORTUNITIES FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Portfolio Funds	$—	$40,813,875	$76,403,140	$117,217,015

23

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Security Transactions (continued)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC

Beginning Balance as of 1/31/09	$311,411,619	$201,571,304	$619,393,827	$92,107,880
Realized loss	(8,683,817)	(1,889,144)	(42,699,767)	(2,083,718)
Change in unrealized appreciation	84,886,942	77,224,421	58,881,889	16,667,935
Net purchase/sales	62,013,540	124,678,459	(24,614,889)	800,298
Net transfers in and/or out of Level 3	(67,328,428)	—	(97,517,711)	(31,089,255)

Ending Balance as of 1/31/10	$382,299,856	$401,585,040	$513,443,349	$76,403,140

All net realized gains and losses and changes in unrealized appreciation and depreciation in the preceding table are included in the Statements of Operations. The changes in net unrealized depreciation of investments in Portfolio Funds still held by the Funds at January 31, 2010 were as follows:

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC

Change in unrealized appreciation	$75,773,272	$71,612,054	$7,197,553	$13,509,809

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Portfolio Fund.

C. Fund Income and Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

24

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. Fund Income and Expenses (continued)

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant.

Such withholdings are listed as distributions in the Statements of Changes in Members’ Capital, and are allocated to the individual Members’ Capital accounts to which they apply.

E. Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash and Cash Equivalents

Cash and cash equivalents is defined as cash on deposit at financial institutions, investments in money market funds, and highly liquid investments with original maturities of three months or less. Each Fund invests its cash in the SEI Daily Income Trust Government Fund, a money market fund managed by an affiliate of the Administrator. These holdings are included in the cash and cash equivalents balance on the Statements of Assets and Liabilities. The cost of the money market funds held at January 31, 2010 equals fair value.

25

Notes to Financial Statements (continued)

3. INVESTMENT MANAGER FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Funds pay the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager may also be paid a Program fee outside of the Funds for services rendered to investors. The Program fee is paid directly by the investors at an annual rate of up to 0.50% of an investor’s assets in the Funds. The Program fee may also include an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million and 0.08% on net assets over $500 million, and will reimburse the Administrator for certain out-of-pocket expenses.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Funds’ assets. In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%. Each Fund also pays the Custodian $3,000 annually to act as qualified Custodian for each Cayman feeder fund.

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act received an annual retainer of $35,500 and regular quarterly meeting fees of $3,625 per meeting (additional meeting fees are $500 per meeting). The Chairman of the audit committee received an additional annual retainer of $2,500. Any Manager who is an “interested person” does not receive any annual or other fee from the Funds. All Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

26

Notes to Financial Statements (continued)

4. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Funds’ risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Portfolio Funds.

5. FUND MERGER

On November 1, 2008, Aetos Capital Market Neutral Strategies Fund, LLC was reorganized into Aetos Capital Multi-Strategy Arbitrage Fund, LLC. The value of the Aetos Capital Market Neutral Fund, LLC on November 1, 2008 was $46,535,603, which was comprised of $40,692,369 of an investment in a Portfolio Fund, $5,952,897 of cash, $682,234 of receivable for sale of investments, $9,688 of interest receivable, $546,873 of redemptions of interests payable, and $254,712 of expenses payable.

6. RISK FACTORS

Limitations on the Funds’ ability to withdraw their assets from Portfolio Funds may limit the Funds’ ability to repurchase their Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Portfolio Funds may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate.” In instances where the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations may significantly limit the Funds’ ability to repurchase their Interests.

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain fixed income strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

The Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Fund’s net asset value.

27

Notes to Financial Statements (continued)

6. RISK FACTORS (CONTINUED)

The Portfolio Funds may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio Fund. Such concentrations may subject the Portfolio Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. INVESTMENT TRANSACTIONS

For the year ended January 31, 2010, purchases and sales of investments were as follows:

FUND	PURCHASES	SALES

Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$132,000,000	$39,986,460
Aetos Capital Distressed Investment Strategies Fund, LLC	143,000,000	18,321,541
Aetos Capital Long/Short Strategies Fund, LLC	348,000,000	274,614,889
Aetos Capital Opportunities Fund, LLC	32,993,318	12,193,020

8. INVESTMENTS

As of January 31, 2010, collectively the Funds had investments in forty-one Portfolio Funds, none of which were related parties. The following table lists the Funds’ investments in Portfolio Funds as of January 31, 2010. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial investment. The liquidity provisions shown in the table apply after any applicable lock-up provisions.

28

Notes to Financial Statements (continued)

8. INVESTMENTS (CONTINUED)

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 1/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*

AQR RT Fund, L.P.	Quantitative Asset Allocation	$30,771,000	6.08%	Monthly
CNH CA Institutional Fund, L.P.	Convertible Arbitrage	44,979,083	8.89	Quarterly
Davidson Kempner Partners	Multi-Strategy/Event Arbitrage	77,766,066	15.37	Annual
Farallon Capital Offshore Investors, Inc.	Multi-Strategy/Event Arbitrage	77,809,738	15.38	Annual
FFIP, L.P.	Fixed Income Arbitrage	69,780,986	13.79	Annual
GMO Mean Reversion Fund	Quantitative Asset Allocation	35,603,772	7.04	Quarterly
Ishin Fund, LLC	Convertible Arbitrage	40,063,479	7.92	Quarterly
Oceanwood Global Opportunities Fund L.P.	Multi-Strategy/Event Arbitrage	65,938,495	13.04	Annual
Parsec Trading Corp.	Fixed Income Arbitrage	44,734,043	8.84	Monthly
Sowood Alpha Fund, L.P.	Multi-Strategy/Event Arbitrage	1,291,445	0.26	Annual

		$488,738,107	96.61%

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 1/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*

AG Mortgage Value Partners, L.P.	Distressed Investments	$36,867,622	8.68%	Annual
Anchorage Capital Partners, L.P.	Distressed Investments	76,062,426	17.91	Annual
Aurelius Capital Partners, L.P.	Distressed Investments	75,858,036	17.86	Semi-Annual
Davidson Kempner Distressed Opportunities Fund LP	Distressed Investments	42,735,010	10.06	Annual
King Street Capital, L.P.	Distressed Investments	75,735,567	17.83	Quarterly
One East Partners, L.P.	Distressed Investments	3,438,834	0.81	Quarterly
Silver Point Capital Fund, L.P.	Distressed Investments	34,625,149	8.15	Annual
Watershed Capital Partners, L.P.	Distressed Investments	56,262,396	13.24	Quarterly

		$401,585,040	94.54%

*	The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

29

Notes to Financial Statements (continued)

8. INVESTMENTS (CONTINUED)

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 1/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*

Bay Pond Partners, L.P.	Long/Short Equity Investments	$47,601,596	6.09%	Semi-Annual
Brookside Capital Partners Fund II, LP	Long/Short Equity Investments	66,492,639	8.51	Quarterly
Cadian Fund LP	Long/Short Equity Investments	48,445,254	6.20	Quarterly
Cadmus Capital Partners (QP), L.P.	Long/Short Equity Investments	1,313,747	0.17	Quarterly
CamCap Energy, L.P.	Long/Short Equity Investments	40,358,839	5.17	Quarterly
Conatus Capital Partners LP	Long/Short Equity Investments	67,512,886	8.65	Quarterly
Copper River Partners, L.P.	Short Equity Investments	1,298,795	0.17	Annual
Highside Capital Partners, L.P.	Long/Short Equity Investments	38,144,704	4.89	Annual
Icarus Qualified Partners, L.P.	Short Equity Investments	41,497,809	5.31	Annual
Joho Partners, L.P.	Long/Short Equity Investments	55,196,613	7.07	Semi-Annual
Marshall Wace TOPS Fund Limited	Long/Short Equity Investments	64,679,844	8.28	Monthly
Millgate Partners II, L.P.	Long/Short Equity Investments	62,723,813	8.03	Quarterly
North River Partners, L.P.	Long/Short Equity Investments	55,640,478	7.13	Quarterly
Tiger Consumer Partners, L.P.	Long/Short Equity Investments	40,440,471	5.18	Quarterly
Viking Global Equities, L.P.	Long/Short Equity Investments	89,824,151	11.50	Annual
Woodbourne Daybreak Global Fund L.P.	Long/Short Equity Investments	1,477,757	0.19	Quarterly

		$722,649,396	92.54%

AETOS CAPITAL OPPORTUNITIES FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 1/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*

GMO U.S. Tactical Opportunities Fund (Onshore), L.P.	Long/Short Equity Investments	$18,265,636	13.23%	Monthly
Joho Partners, L.P.	Long/Short Equity Investments	28,133,024	20.38	Semi-Annual
Samlyn Partners, L.P.	Long/Short Equity Investments	21,118,673	15.29	Semi-Annual
Sansar Capital, L.P.	Long/Short Equity Investments	7,630,938	5.53	Quarterly
Sansar Capital Holdings, Ltd.	Long/Short Equity Investments	286,476	0.21	Annual
Sheffield Institutional Partners, L.P.	Event-Driven	951,592	0.69	Annual
Spindrift Partners, L.P.	Real Assets	18,282,437	13.24	Semi-Annual
The Elkhorn Fund, LLC	Long/Short Equity Investments	22,548,239	16.33	Monthly

		$117,217,015	84.90%

*	The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

30

Notes to Financial Statements (continued)

9. COMMITMENTS

At January 31, 2010, the Funds had made no commitments to purchase underlying funds.

At January 31, 2010, the Funds had submitted redemption requests from the underlying funds as follows:

FUND	AMOUNT

Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$—

Aetos Capital Distressed Investment Strategies Fund, LLC One East Partners, L.P.	3,438,834

3,438,834

Aetos Capital Long/Short Strategies Fund, LLC	—

Aetos Capital Opportunities Fund, LLC
Sansar Capital, L.P.	7,630,938
Sansar Capital Holdings, Ltd.	286,476

7,917,414

10. SUBSEQUENT EVENTS

Through March 1, 2010, the Funds paid no redemptions and received the following contributions:

FUND	AMOUNT

Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$4,381,449
Aetos Capital Distressed Investment Strategies Fund, LLC	3,493,601
Aetos Capital Long/Short Strategies Fund, LLC	8,431,501
Aetos Capital Opportunities Fund, LLC	1,409,549

31

Notes to Financial Statements (concluded)

10. SUBSEQUENT EVENTS (CONTINUED)

The following table summarizes the redemption requests received by the Funds subsequent to January 31, 2010:

FUND	NUMBER OF INVESTORS	ESTIMATED REDEMPTION AMOUNT SUBSEQUENT TO 1/31/10	% OF MEMBERS’ CAPITAL

Aetos Capital Multi-Strategy Arbitrage Fund, LLC	23	$8,877,149	2%
Aetos Capital Distressed Investment Strategies Fund, LLC	24	25,435,221	6%
Aetos Capital Long/Short Strategies Fund, LLC	24	8,370,245	1%
Aetos Capital Opportunities Fund, LLC	16	393,179	0%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2010.

32

Managers and Officers of the Funds (unaudited)

NAME, ADDRESS(1), AGE	POSITION(S) HELD WITH FUNDS	LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS/OTHER DIRECTORSHIPS(3) HELD BY BOARD MEMBER	NUMBER OF FUNDS IN THE FUND COMPLEX OVERSEEN BY MANAGER(4)

INDEPENDENT MANAGERS:
Ellen Harvey 55	Manager	Since 2002	Principal, Lindsey Criswell LLC, July 2008-Present; Principal, Vanguard, January 2008-June 2008; Senior Vice President, Mercantile Bankshares, February 2003-Present.	4

Pierre de Saint Phalle 61	Manager	Since 2002	Managing Director and Consultant, Promontory Financial Group, March 2005-Present; Chairman, Atlantic Whitehall Funds, January 2004-Present; Managing Director and Chief Legal Officer, iFormation Group, November 2000-November 2003.	4

Warren J. Olsen 53	Manager	Since 2003	Chairman and Chief Investment Officer, First Western Investment Management, September 2002-Present.	4

INTERESTED MANAGERS:
Michael Klein(5) 51	Manager and President	Since 2003	Co-President, Aetos Alternatives Management and Managing Director, Aetos Capital, LLC, March 2000-Present.	4

OFFICERS:
Anne Casscells 51	Chief Investment Officer	Since 2002	Co-President, Aetos Alternatives Management and Managing Director, Aetos Capital, LLC, October 2001-Present.	N/A

Scott Sawyer 41	Treasurer	Since 2004	Director, Aetos Capital, LLC, August 2004- Present; Client Portfolio Manager, GE Asset Management, 2002-July 2004.	N/A

Harold J. Schaaff 49	Vice President and Secretary	Since 2001	General Counsel and Managing Director, Aetos Capital, LLC, March 2001-Present.	N/A

(1)	Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2)	Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	The “Fund Complex” consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
(5)	Mr. Klein is considered to be an “interested person” of the Fund as defined in the 1940 Act because he is a Managing Director of Aetos Capital, LLC.

For more information regarding the Managers and Officers, please refer to the Statement of Additional Information.

33

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (“PwC”) Related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	FISCAL 2010			FISCAL 2009
	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a) Audit Fees(1)	$58,355	$0	$0	$56,626	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees(2)	$93,495	$0	$0	$103,562	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees relate to preparation of federal and state tax returns.
(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.
(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FISCAL 2010	FISCAL 2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.
(g)	The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for Fiscal 2010 and Fiscal 2009, respectively.
(h)	During the past fiscal year no non-audit services were provided by the registrant’s principal accountant to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AETOS ALTERNATIVES MANAGEMENT, LLC

PROXY VOTING POLICY

I.	INTRODUCTION

This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II.	ROUTINE CORPORATE MATTERS

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Appointment or election of auditors;

(ii)	Routine elections or re-elections of directors;

(iii)	Director’s liability and indemnification;

(iv)	General updating/corrective amendments to charter;

(v)	Name changes;

(vi)	Elimination of cumulative voting; and

(vii)	Elimination of preemptive rights.

III.	ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

A.	AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which eliminate other classes of stock and voting rights;

(ii)	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii)	Stock purchase plans with an exercise price of not less than 85% of fair market value;

(iv)	Stock option plans that are incentive based and not excessive;

(v)	Other stock-based plans which are appropriately structured;

(vi)	Reductions in supermajority vote requirements; and

(vii)	Adoption of anti-greenmail provisions.

B.	AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii)	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii)	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv)	Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

(v)	Classified boards of directors;

(vi)	Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

(viii)	Excessive compensation or non-salary compensation related proposals;

(ix)	Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

(x)	“Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV.	SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.	CONFLICT OF INTERESTS

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.	PROXY VOTING RECORD RETENTION

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.	PROXY ADMINISTRATION

AAM’s internal Proxy Committee (the “Committee”) develops the firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Committee, comprised of the Chief Investment Officer, Chief Operating Officer, and General Counsel, analyzes types of proposals based on whether they would adversely affect shareholder’s interests and make a company less attractive to own. In evaluating proxy proposals each year, the Committee relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Committee establishes its recommendations, they are distributed to AAM’s Portfolio Management Group as voting guidelines. Ultimately, the investment professional primarily accountable for a portfolio is responsible for votes on companies in that portfolio. Most vote consistent with AAM’s guidelines. Occasionally, some will take an independent view on certain issues and vote differently. When an investment professional casts votes which are counter to the Committee’s guidelines, they are required to document their reasons in writing for the Committee. Annually, the Board of Managers of the AAM Funds will review AAM’s proxy voting process, policies, and voting records.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

INVESTMENT MANAGEMENT TEAM

NAME & TITLE (YEARS OF SERVICE)

Anne Casscells Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC (8)	Co-President and Chief Investment Officer, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present.

James Gibbons Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (8)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, July 2002 - Present.

Michael Klein Managing Director, Aetos Alternatives Management, LLC (8)	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present.

(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2010.

Anne Casscells James Gibbons Michael Klein	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)

Registered Investment Companies	None	N/A	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	7	$2,085	4	$1,398

(a)(2)(iv)

MATERIAL CONFLICTS OF INTEREST

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(a)(3)

DESCRIPTION OF COMPENSATION

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus. Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria. Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm. Officers are also eligible to share in the net profits of the business under a profit participation plan. Participation amounts are determined on the basis of performance and contribution. In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

(a)(4)

OWNERSHIP OF SECURITIES

As of January 31, 2010 the portfolio managers owned Interests of the Fund as follows:

Anne Casscells	$100,001-500,000
James Gibbons	$500,001-1,000,000
Michael Klein	$50,001-100,000

(b) Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s last proxy solicitation.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

EXHIBIT E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-21058

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

(Exact name of registrant as specified in charter)

c/o Aetos Capital, LLC

875 Third Avenue

New York, NY 10022

(Address of principal executive offices) (Zip code)

Harold Schaaff

Aetos Capital, LLC

New York, NY 10022

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-201-2500

DATE OF FISCAL YEAR END: JANUARY 31

DATE OF REPORTING PERIOD: JULY 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL OPPORTUNITIES FUND, LLC

Financial Statements (unaudited)

July 31, 2010

Schedules of Investments	1
Statements of Assets and Liabilities	6
Statements of Operations	7
Statements of Changes in Members’ Capital	8
Statements of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	15
Approval of Investment Advisory Agreements	28

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds’ Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission’s website at http://www.sec.gov.

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments (Unaudited)

July 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Quantitative Asset Allocation	12.61%
Convertible Arbitrage	16.89%
Fixed Income Arbitrage	22.35%
Multi-Strategy/Event Arbitrage	43.32%
Cash Equivalent	4.83%

PORTFOLIO FUNDS	COST	VALUE	% OF MEMBERS’ CAPITAL*
AQR RT Fund, L.P.	$40,000,000	$40,948,538	7.01%
CNH CA Institutional Fund, L.P.	40,000,000	47,393,033	8.12
Davidson Kempner Partners	70,543,694	90,800,165	15.55
Farallon Capital Offshore Investors, Inc.	88,172,893	90,890,203	15.57
FFIP, L.P.	61,630,000	84,979,952	14.56
GMO Mean Reversion Fund (Onshore)	40,692,369	32,899,487	5.64
Ishin Fund LLC	45,361,920	51,522,479	8.83
Oceanwood Global Opportunities Fund LP	55,000,000	70,785,421	12.13
Parsec Trading Corp.	54,555,466	45,964,900	7.87
Sowood Alpha Fund, LP(1)	3,453,269	1,285,326	0.22

TOTAL PORTFOLIO FUNDS	499,409,611	557,469,504	95.50

CASH EQUIVALENT
SEI Daily Income Trust Government Fund, Class A, 0.050%** (Shares 28,279,292)	28,279,292	28,279,292	4.84

TOTAL PORTFOLIO FUNDS AND CASH EQUIVALENT	$527,688,903	$585,748,796	100.34%

*	Percentages are based on Members’ Capital of $583,770,127.
**	Rate shown is the 7-day effective yield as of July 31, 2010.
(1)	Portfolio Fund in liquidation.

The aggregate cost of investments in Portfolio Funds and cash equivalent for tax purposes was $592,529,485. Net unrealized depreciation on investments in Portfolio Funds and cash equivalent for tax purposes was $6,780,689 consisting of $22,444,630 of gross unrealized appreciation and $29,225,319 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 95.50% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

1

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments (Unaudited)

July 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Distressed Investments	94.73%
Cash Equivalent	5.27%

PORTFOLIO FUNDS	COST	VALUE	% OF MEMBERS’ CAPITAL*
AG Mortgage Value Partners, L.P.	$28,987,029	$38,832,664	8.46%
Anchorage Capital Partners, L.P.	60,000,000	76,287,539	16.63
Aurelius Capital Partners, LP	55,500,000	78,913,700	17.20
Centerbridge Credit Partners, L.P.	30,250,000	31,071,368	6.77
Davidson Kempner Distressed Opportunities Fund LP	40,000,000	43,840,085	9.56
King Street Capital, L.P.	51,050,000	76,621,598	16.70
One East Partners, L.P.	6,729,253	3,473,207	0.76
Silver Point Capital Fund, L.P.	31,387,113	30,221,452	6.59
Watershed Capital Partners, L.P.	54,050,000	58,419,678	12.73

TOTAL PORTFOLIO FUNDS	357,953,395	437,681,291	95.40

CASH EQUIVALENT
SEI Daily Income Trust Government Fund, Class A, 0.050%** (Shares 24,344,208)	24,344,208	24,344,208	5.31

TOTAL PORTFOLIO FUNDS AND CASH EQUIVALENT	$382,297,603	$462,025,499	100.71%

*	Percentages are based on Members’ Capital of $458,786,030.
**	Rate shown is the 7-day effective yield as of July 31, 2010.

The aggregate cost of investments in Portfolio Funds and cash equivalent for tax purposes was $417,753,628. Net unrealized appreciation on investments in Portfolio Funds and cash equivalent for tax purposes was $44,271,871 consisting of $44,774,605 of gross unrealized appreciation and $502,734 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 95.40% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments (Unaudited)

July 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Long/Short Equity Investments	85.00%
Short Equity Investments	4.16%
Cash Equivalent	10.84%

PORTFOLIO FUNDS	COST	VALUE	% OF MEMBERS’ CAPITAL*
Bay Pond Partners, L.P.	$18,970,904	$49,753,519	5.70%
Brookside Capital Partners Fund II, L.P.	65,000,000	65,548,693	7.50
Cadian Fund LP	50,000,000	58,130,177	6.65
Cadmus Capital Partners (QP), LP(1)	1,816,984	1,316,587	0.15
CamCap Energy, L.P.	45,000,000	47,902,341	5.48
Conatus Capital Partners LP	65,500,000	68,709,392	7.87
Copper River Partners, L.P.(1)	2,710,246	966,816	0.11
Highside Capital Partners, L.P.	31,063,150	38,285,268	4.38
Icarus Qualified Partners, L.P.	36,000,000	35,483,807	4.06
Joho Partners, L.P.	50,000,000	61,652,807	7.06
MW European TOPS Fund	80,000,000	77,475,416	8.87
Millgate Partners II, L.P.	77,000,000	70,592,047	8.08
North River Partners, L.P.	46,783,623	57,975,280	6.64

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

3

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments (Unaudited) (Concluded)

July 31, 2010

PORTFOLIO FUNDS (CONTINUED)	COST	VALUE	% OF MEMBERS’ CAPITAL*
Tiger Consumer Partners, L.P.	$55,000,000	$55,775,093	6.39%
Viking Global Equities LP	48,460,934	90,272,626	10.33
Woodbourne Daybreak Global Fund, L.P.(1)	6,968,833	878,963	0.10

TOTAL PORTFOLIO FUNDS	680,274,674	780,718,832	89.37

CASH EQUIVALENT
SEI Daily Income Trust Government Fund, Class A, 0.050%** (Shares 94,879,323)	94,879,323	94,879,323	10.86

TOTAL PORTFOLIO FUNDS AND CASH EQUIVALENT	$775,153,997	$875,598,155	100.23%

*	Percentages are based on Members’ Capital of $873,620,916.
**	Rate shown is the 7-day effective yield as of July 31, 2010.
(1)	Portfolio Fund in liquidation.

The aggregate cost of investments in Portfolio Funds and cash equivalent for tax purposes was $840,967,697. Net unrealized appreciation on investments in Portfolio Funds and cash equivalent for tax purposes was $34,630,458 consisting of $61,182,233 of gross unrealized appreciation and $26,551,775 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 89.37% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

4

Aetos Capital Opportunities Fund, LLC

Schedule of Investments (Unaudited)

July 31, 2010

INVESTMENT STRATEGY AS A PERCENTAGE OF INVESTMENTS

(PIE CHART)

Event-Driven	0.67%
Cash Equivalent	20.41%
Long/Short Equity Investments	66.34%
Real Assets	12.58%

PORTFOLIO FUNDS	COST	VALUE	% OF MEMBERS’ CAPITAL*
GMO Tactical Opportunities Fund (Onshore)	$21,500,000	$15,138,753	10.14%
Joho Partners, L.P.	19,000,000	31,459,402	21.06
Samlyn Onshore Fund, LP	21,500,000	22,628,949	15.15
Sansar Capital, L.P.	2,554,147	1,824,932	1.22
Sansar Capital Holdings, Ltd.	289,082	401,755	0.27
Sheffield Institutional Partners, L.P.	915,748	1,008,097	0.67
Spindrift Partners, L.P.	18,000,000	18,826,687	12.60
The Elkhorn Fund, LLC	25,000,000	27,881,466	18.67

TOTAL PORTFOLIO FUNDS	108,758,977	119,170,041	79.78

CASH EQUIVALENT
SEI Daily Income Trust Government Fund, Class A, 0.050%** (Shares 30,558,783)	30,558,783	30,558,783	20.46

TOTAL PORTFOLIO FUNDS AND CASH EQUIVALENT	$139,317,760	$149,728,824	100.24%

*	Percentages are based on Members’ Capital of $149,367,590.
**	Rate shown is the 7-day effective yield as of July 31, 2010.

The aggregate cost of investments in Portfolio Funds and cash equivalent for tax purposes was $147,360,605. Net unrealized appreciation on investments in Portfolio Funds and cash equivalent for tax purposes was $2,368,219 consisting of $13,890,598 of gross unrealized appreciation and $11,522,379 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 79.78% of Members’ Capital, have been fair valued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

5

Statements of Assets and Liabilities

July 31, 2010

(Unaudited)

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC
ASSETS
Investments in Portfolio Funds and cash equivalent, at cost	$527,688,903	$382,297,603	$775,153,997	$139,317,760

Investments in Portfolio Funds and cash equivalent, at value	$585,748,796	$462,025,499	$875,598,155	$149,728,824
Accrued income	1,211	1,063	4,171	1,309
Receivable for sale of investments	—	238,483	—	—

Total assets	585,750,007	462,265,045	875,602,326	149,730,133

LIABILITIES
Redemptions of Interests payable	1,062,858	2,682,596	988,949	38,544
Investment management fees payable	372,091	292,427	556,839	95,206
Administration fees payable	141,247	110,373	212,862	37,909
Board of Managers’ fees payable	10,094	10,094	10,094	10,094
Other accrued expenses	393,590	383,525	212,666	180,790

Total liabilities	1,979,880	3,479,015	1,981,410	362,543

NET MEMBERS’ CAPITAL	$583,770,127	$458,786,030	$873,620,916	$149,367,590

MEMBERS’ CAPITAL
Net capital	$525,710,234	$379,058,134	$773,176,758	$138,956,526
Net unrealized appreciation on investments in Portfolio Funds and cash equivalent	58,059,893	79,727,896	100,444,158	10,411,064

Members’ Capital	$583,770,127	$458,786,030	$873,620,916	$149,367,590

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

6

Statements of Operations

For the six-month period ended July 31, 2010

(Unaudited)

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC
Investment income:
Dividends from money market funds	$6,218	$7,648	$20,685	$6,898

Expenses:
Investment management fees	2,042,789	1,654,638	3,111,234	539,978
Administration fees	257,789	212,333	391,580	70,898
Board of Managers’ fees	19,625	19,625	19,625	19,625
Professional fees	193,863	188,023	140,568	111,938
Custodian fees	28,932	23,730	43,289	8,755
Registration fees	6,000	6,000	6,000	6,000
Printing fees	3,000	3,000	3,000	3,000
Other expenses	11,247	10,273	10,621	9,342

Total expenses	2,563,245	2,117,622	3,725,917	769,536

Net investment loss	(2,557,027)	(2,109,974)	(3,705,232)	(762,638)

Net gain/(loss) on Portfolio Funds sold	568	3,192,471	(3,605,468)	(1,682,384)
Net change in unrealized appreciation on investments in Portfolio Funds and cash equivalent	18,731,397	11,753,804	2,443,775	2,604,359

Net increase/(decrease) in Members’ Capital derived from investment activities	$16,174,938	$12,836,301	$(4,866,925)	$159,337

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

7

Statements of Changes in Members’ Capital

For the six-month period ended July 31, 2010 and the year ended January 31, 2010

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC		AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
	2/1/10 - 7/31/10	2/1/09 - 1/31/10	2/1/10 - 7/31/10	2/1/09 - 1/31/10
	(UNAUDITED)		(UNAUDITED)

From investment activities:
Net investment loss	$(2,557,027)	$(4,016,264)	$(2,109,974)	$(3,437,365)
Net gain/ (loss) on Portfolio Funds sold	568	(8,683,817)	3,192,471	(1,889,144)
Net change in unrealized appreciation on investments in Portfolio Funds and cash equivalent	18,731,397	93,996,765	11,753,804	77,224,421

Net increase in Members’ Capital derived from investment activities	16,174,938	81,296,684	12,836,301	71,897,912

Distributions:
Tax withholding on behalf of foreign investors	(62,679)	(661,087)	(18,828)	(844,815)

Total distributions	(62,679)	(661,087)	(18,828)	(844,815)

Members’ Capital transactions:
Proceeds from sales of Interests	73,206,774	47,497,205	48,590,989	52,930,465
Redemptions of Interests	(11,423,683)	(70,770,292)	(27,392,457)	(55,446,922)
Transfers of Interests	—	59,829,647	—	2,559,325

Net increase in Members’ Capital derived from capital transactions	61,783,091	36,556,560	21,198,532	42,868

Net increase in Members’ Capital	77,895,350	117,192,157	34,016,005	71,095,965
Members’ Capital at beginning of period	505,874,777	388,682,620	424,770,025	353,674,060

Members’ Capital at end of period	$583,770,127	$505,874,777	$458,786,030	$424,770,025

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8

Statements of Changes in Members’ Capital (concluded)

For the six-month period ended July 31, 2010 and the year ended January 31, 2010

	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC		AETOS CAPITAL OPPORTUNITIES FUND, LLC
	2/1/10 - 7/31/10	2/1/09 - 1/31/10	2/1/10 - 7/31/10	2/1/09 - 1/31/10
	(UNAUDITED)		(UNAUDITED)

From investment activities:
Net investment loss	$(3,705,232)	$(6,703,288)	$(762,638)	$(1,408,994)
Net loss on Portfolio Funds sold	(3,605,468)	(39,566,144)	(1,682,384)	(2,083,718)
Net change in unrealized appreciation on investments in Portfolio funds and cash equivalent	2,443,775	69,436,602	2,604,359	6,392,555

Net increase/ (decrease) in Members’ Capital derived from investment activities	(4,866,925)	23,167,170	159,337	2,899,843

Distributions:
Tax withholding on behalf of foreign investors	(598,693)	(2,413,742)	(406,087)	(454,264)

Total distributions	(598,693)	(2,413,742)	(406,087)	(454,264)

Members’ Capital transactions:
Proceeds from sales of Interests	110,602,934	109,450,677	12,222,287	21,441,584
Redemptions of Interests	(12,457,344)	(169,491,276)	(672,160)	(34,732,394)
Transfers of Interests	—	(63,545,672)	—	1,156,700

Net increase/ (decrease) in Members’ Capital derived from capital transactions	98,145,590	(123,586,271)	11,550,127	(12,134,110)

Net increase/ (decrease) in Members’ Capital	92,679,972	(102,832,843)	11,303,377	(9,688,531)
Members’ Capital at beginning of period	780,940,944	883,773,787	138,064,213	147,752,744

Members’ Capital at end of period	$873,620,916	$780,940,944	$149,367,590	$138,064,213

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

9

Statements of Cash Flows

For the six-month period ended July 31, 2010

(Unaudited)

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC

CASH FLOWS USED IN OPERATING ACTIVITIES
Net increase/ (decrease) in Members’ Capital derived from investment activities	$16,174,938	$12,836,301	$(4,866,925)	$159,337
Adjustments to reconcile net increase/(decrease) in Members’ Capital from investment activities to net cash used in operating activities:
Purchases of Portfolio Funds	(50,000,000)	(30,250,000)	(60,000,000)	(7,184,460)
Purchases of cash equivalent	(28,279,292)	(24,344,208)	(94,879,323)	(30,558,783)
Sales of Portfolio Funds	568	9,100,024	768,871	6,153,409
Net (gain) /loss on Portfolio Funds sold	(568)	(3,192,471)	3,605,468	1,682,384
Net change in unrealized appreciation on investments in Portfolio Funds and cash equivalent	(18,731,397)	(11,753,804)	(2,443,775)	(2,604,359)
Decrease/ (increase) in accrued income	(234)	113	(2,020)	(354)
Decrease in receivable for sale of investments	668,520	750,580	2,496,743	123,243
Increase in investment management fees payable	49,650	21,682	59,073	7,205
Increase in administration fees payable	68,415	49,341	97,915	16,283
Increase in Board of Managers’ fees payable	563	563	563	563
Increase/ (decrease) in other accrued expenses	41,500	50,927	(45,050)	948

Net cash used in operating activities	(80,007,337)	(46,730,952)	(155,208,460)	(32,204,584)

DISTRIBUTIONS
Tax withholding on behalf of foreign investors	(62,679)	(18,828)	(598,693)	(406,087)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests	72,510,294	48,264,169	109,858,214	12,168,707
Redemptions of Interests	(15,440,674)	(28,302,236)	(21,983,290)	(2,991,312)

Net cash provided by financing activities	57,069,620	19,961,933	87,874,924	9,177,395

Net decrease in cash and cash equivalents	(23,000,396)	(26,787,847)	(67,932,229)	(23,433,276)
Cash and cash equivalents, beginning of period	23,000,396	26,787,847	67,932,229	23,433,276

Cash, end of period	$—	$—	$—	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10

Financial Highlights

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
	2/1/10 - 7/31/10		2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	2/1/05 - 1/31/06
	(UNAUDITED)

Total return (1)	3.28%		21.29%	(20.29)%	(1.76)%	10.36%	6.48%

Net assets, end of period (000’s)	$583,770		$505,875	$388,683	$574,125	$447,632	$320,267

Ratios to average net assets:
Expenses (2) (4)	0.95	%(3)	0.98%	0.96%	0.90%	0.95%	0.95%
Net investment loss	(0.95	)%(3)	(0.96)%	(0.80)%	(0.62)%	(0.75)%	(0.77)%

Portfolio turnover rate (5)	0.00%		11.01%	5.35%	14.01%	16.80%	6.24%

(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

11

Financial Highlights (continued)

	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
	2/1/10 - 7/31/10		2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	2/1/05 - 1/31/06
	(UNAUDITED)
Total return (1)	3.16%		22.03%	(8.57)%	4.32%	12.95%	8.46%
Net assets, end of period (000’s)	$458,786		$424,770	$353,674	$168,426	$109,967	$66,508
Ratios to average net assets:
Expenses, before waivers and reimbursements (2) (4)	0.97	%(3)	1.00%	1.02%	1.03%	1.08%	1.24%
Expenses, net of waivers and reimbursements (2) (4)	0.97	%(3)	1.00%	1.01%	0.99%	1.00%	1.00%
Net investment loss, before waivers and reimbursements	(0.96	)%(3)	(0.95)%	(0.30)%	(0.69)%	(0.76)%	(0.88)%
Net investment loss, net of waivers and reimbursements	(0.96	)%(3)	(0.95)%	(0.29)%	(0.65)%	(0.68)%	(0.64)%
Portfolio turnover rate (5)	2.19%		6.74%	12.51%	0.00%	13.69%	0.00%

(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12

Financial Highlights (continued)

	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
	2/1/10 - 7/31/10		2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	2/1/05 - 1/31/06
	(UNAUDITED)
Total return (1)	(0.28)%		3.57%	(9.33)%	7.04%	9.61%	11.66%
Net assets, end of period (000’s)	$873,621		$780,941	$883,774	$1,043,373	$738,210	$471,815
Ratios to average net assets:
Expenses (2) (4)	0.91	%(3)	0.89%	0.88%	0.88%	0.92%	0.94%
Net investment loss	(0.90	)%(3)	(0.86)%	(0.63)%	(0.66)%	(0.65)%	(0.78)%
Portfolio turnover rate (5)	0.10%		42.29%	12.24%	20.12%	6.13%	9.65%

(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

13

Financial Highlights (concluded)

	AETOS CAPITAL OPPORTUNITIES FUND, LLC
	2/1/10 - 7/31/10		2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07	5/27/05* - 1/31/06
	(UNAUDITED)
Total return (1)	0.25%		2.64%	(9.03)%	7.24%	2.41%	4.94%
Net assets, end of period (000’s)	$149,368		$138,064	$147,753	$186,823	$139,909	$72,856
Ratios to average net assets:
Expenses, before waivers and reimbursements (2) (4)	1.08	%(3)	1.11%	0.99%	0.97%	1.05%	1.44	%(3)
Expenses, net of waivers and reimbursements (2) (4)	1.08	%(3)	1.11%	0.99%	0.97%	1.04%	1.07	%(3)
Net investment loss, before waivers and reimbursements	(1.07	)%(3)	(1.06)%	(0.46)%	(0.37)%	(0.57)%	(1.11	)%(3)
Net investment loss, net of waivers and reimbursements	(1.07	)%(3)	(1.06)%	(0.46)%	(0.37)%	(0.56)%	(0.74	)%(3)

Portfolio turnover rate (5)	5.25%		11.83%	5.54%	24.25%	24.26%	0.00%

*	Commencement of operations.
(1)	Total return for periods less than one year have not been annualized. Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Portfolio turnover rate for periods less than one year have not been annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14

Notes to Financial Statements

July 31, 2010

(Unaudited)

1. ORGANIZATION

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, the Aetos Capital Long/Short Strategies Fund, LLC, and the Aetos Capital Opportunities Fund, LLC (collectively the “Funds” and individually a “Fund”) were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. Each of the Funds is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies specific for each Fund to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure. Feeder Funds invest substantially all of their investable assets in the Funds. As of July 31, 2010 the Feeder Funds’ beneficial ownership of their corresponding Master Funds’ members’ capital are 81.51%, 84.54%, 84.93%, and 91.13% for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund, Aetos Capital Long/Short Strategies Cayman Fund, and Aetos Capital Opportunities Cayman Fund, respectively, and 1%, 1%, 1%, and less than 1% for the Aetos Capital Multi-Strategy Arbitrage Cayman II Fund, Aetos Capital Distressed Investment Strategies Cayman II Fund, Aetos Capital Long/Short Strategies Cayman II Fund and Aetos Capital Opportunities Cayman II Fund, respectively.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

15

Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

Aetos Capital Opportunities Fund, LLC seeks capital appreciation by investing its assets among a select group of alternative asset managers employing different absolute return investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital.

The Funds may offer, from time to time, to repurchase outstanding members’ interests (“Interests”) pursuant to written tenders by members. Repurchase offers will be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

16

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Security Transactions (continued)

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Financial Accounting Standards Board (“FASB”) issued ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES, which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3). The levels of the fair value hierarchy under FASB ASC Topic 820-10-35-39 to 55 are as follows:

•	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 - Inputs that are unobservable;

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk. ASC Topic 820-10-35-59 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946, FINANCIAL SERVICES – INVESTMENT COMPANIES. The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC 946. The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities. The Investment Manager also considers such factors in determining whether a Portfolio Fund should be classified as Level 2 or Level 3 within the fair value hierarchy.

17

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Security Transactions (continued)

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of July 31, 2010:

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Portfolio Funds	$—	$171,335,404	$386,134,100	$557,469,504
Cash equivalent	28,279,292	—	—	28,279,292

TOTAL	$28,279,292	$171,335,404	$386,134,100	$585,748,796

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Portfolio Funds	$—	$—	$437,681,291	$437,681,291
Cash equivalent	24,344,208	—	—	24,344,208

TOTAL	$24,344,208	$—	$437,681,291	$462,025,499

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Portfolio Funds	$—	$256,929,379	$523,789,453	$780,718,832
Cash equivalent	94,879,323	—	—	94,879,323

TOTAL	$94,879,323	$256,929,379	$523,789,453	$875,598,155

AETOS CAPITAL OPPORTUNITIES FUND, LLC

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Portfolio Funds	$—	$43,020,219	$76,149,822	$119,170,041
Cash equivalent	30,558,783	—	—	30,558,783

TOTAL	$30,558,783	$43,020,219	$76,149,822	$149,728,824

18

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Security Transactions (continued)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC
Beginning Balance as of 1/31/10	$382,299,856	$401,585,040	$513,443,349	$76,403,140
Realized gain/ (loss)	—	3,192,471	(3,605,467)	(1,682,384)
Change in unrealized appreciation	18,568,287	11,753,804	572,604	5,398,015
Net purchase/sales	30,000,000	21,149,976	24,231,128	(3,968,949)
Net transfers in and/or out of Level 3	(44,734,043)	—	(10,852,161)	—

Ending Balance as of 7/31/10	$386,134,100	$437,681,291	$523,789,453	$76,149,822

All net realized gains and losses and changes in unrealized appreciation in the preceding table are included in the Statements of Operations. The changes in net unrealized appreciation/ (depreciation) of investments in Portfolio Funds still held by the Funds at July 31, 2010 were as follows:

	AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC	AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC	AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC	AETOS CAPITAL OPPORTUNITIES FUND, LLC
Change in unrealized appreciation/(depreciation)	$18,568,287	$11,517,686	$(2,984,878)	$3,422,872

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Portfolio Fund.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds adopted ASU 2010-6 on February 1, 2010. The adoption of ASU No. 2010-6 did not have any impact on the Funds’ financial statements.

19

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. Fund Income and Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant. Such withholdings are listed as distributions in the Statements of Changes in Members’ Capital, and are allocated to the individual Members’ Capital accounts to which they apply.

E. Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

20

Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. Cash and Cash Equivalents

Cash and cash equivalents is defined as cash on deposit at financial institutions, investments in money market funds, and highly liquid investments with original maturities of three months or less. Each Fund invests its cash in the SEI Daily Income Trust Government Fund, a money market fund managed by an affiliate of the Administrator. These holdings are included in the investments in Portfolio Funds and cash equivalent balance on the Statements of Assets and Liabilities. The cost of the money market funds held at July 31, 2010 equals fair value.

3. INVESTMENT MANAGER FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Funds pay the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager may also be paid a Program fee outside of the Funds for services rendered to investors. The Program fee is paid directly by the investors at an annual rate of up to 0.50% of an investor’s assets in the Funds. The Program fee may also include an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million and 0.08% on net assets over $500 million, and will reimburse the Administrator for certain out-of-pocket expenses.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Funds’ assets. In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%. Each Fund also pays the Custodian $3,000 annually to act as qualified Custodian for each Cayman feeder fund.

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act received an annual retainer of $35,500 and regular quarterly meeting fees of $3,625 per meeting (additional meeting fees are $500 per meeting). The Chairman of the audit committee received an additional annual retainer of $2,500. Any Manager who is an “interested person” does not receive any annual or other fee from the Funds. All Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

21

Notes to Financial Statements (continued)

3. INVESTMENT MANAGER FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

4. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Funds’ risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Portfolio Funds.

5. RISK FACTORS

Limitations on the Funds’ ability to withdraw their assets from Portfolio Funds may limit the Funds’ ability to repurchase their Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Portfolio Funds may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate.” In instances where the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations may significantly limit the Funds’ ability to repurchase their Interests.

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain fixed income strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

The Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Fund’s net asset value.

22

Notes to Financial Statements (continued)

5. RISK FACTORS (CONTINUED)

The Portfolio Funds may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio Fund. Such concentrations may subject the Portfolio Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. INVESTMENT TRANSACTIONS

For the six-month period ended July 31, 2010, purchases and sales of investments in Portfolio Funds were as follows:

FUND	PURCHASES	SALES
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$50,000,000	$568
Aetos Capital Distressed Investment Strategies Fund, LLC	30,250,000	9,100,024
Aetos Capital Long/Short Strategies Fund, LLC	60,000,000	768,871
Aetos Capital Opportunities Fund, LLC	7,184,460	6,153,409

7. INVESTMENTS

As of July 31, 2010, collectively the Funds had investments in forty-two Portfolio Funds, none of which were related parties. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial investment.

23

Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

The liquidity provisions shown in the following tables apply after any applicable lock-up provisions.

	NUMBER OF PORTFOLIO FUNDS	% OF TOTAL PORTFOLIO FUNDS
AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	2	15.60%
Funds allowing quarterly withdrawals (notice periods ranging from 14 to 60 days)	3	23.64%
Funds allowing annual withdrawals (notice periods ranging from 45 to 90 days)	4	60.53%
Funds in liquidation	1	0.23%

	NUMBER OF PORTFOLIO FUNDS	% OF TOTAL PORTFOLIO FUNDS
AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
Funds allowing quarterly withdrawals (notice periods ranging from 60 to 90 days)	3	31.65%
Funds allowing semi-annual withdrawals (notice period of 65 days)	1	18.03%
Funds allowing annual withdrawals (notice periods ranging from 60 to 90 days)	4	43.22%
Funds allowing bi-annual withdrawals (notice period of 90 days)	1	7.10%

	NUMBER OF PORTFOLIO FUNDS	% OF TOTAL PORTFOLIO FUNDS
AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	1	9.92%
Funds allowing quarterly withdrawals (notice periods ranging from 45 to 90 days)	7	54.40%
Funds allowing semi-annual withdrawals (notice periods ranging from 30 to 45 days)	2	14.27%
Funds allowing annual withdrawals (notice periods ranging from 30 to 45 days)	3	21.01%
Funds in liquidation	3	0.40%

	NUMBER OF PORTFOLIO FUNDS	% OF TOTAL PORTFOLIO FUNDS
AETOS CAPITAL OPPORTUNITIES FUND, LLC
Funds allowing monthly withdrawals (notice periods ranging from 5 to 30 days)	2	36.10%
Funds allowing quarterly withdrawals (notice period of 45 days)	1	1.53%
Funds allowing semi-annual withdrawals (notice periods ranging from 30 to 65 days)	3	61.18%
Funds allowing annual withdrawals (notice periods ranging from 45 to 90 days)	2	1.19%

24

Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

The following tables list the Funds’ investments in Portfolio Funds as of July 31, 2010.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 7/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*
AQR RT Fund, L.P.	Quantitative Asset Allocation	$40,948,538	7.01%	Monthly
CNH CA Institutional Fund, L.P.	Convertible Arbitrage	47,393,033	8.12	Quarterly
Davidson Kempner Partners	Multi-Strategy/Event Arbitrage	90,800,165	15.55	Annual
Farallon Capital Offshore Investors, Inc.	Multi-Strategy/Event Arbitrage	90,890,203	15.57	Annual
FFIP, L.P.	Fixed Income Arbitrage	84,979,952	14.56	Annual
GMO Mean Reversion Fund (Onshore)	Quantitative Asset Allocation	32,899,487	5.64	Quarterly
Ishin Fund LLC	Convertible Arbitrage	51,522,479	8.83	Quarterly
Oceanwood Global Opportunities Fund LP	Multi-Strategy/Event Arbitrage	70,785,421	12.13	Annual
Parsec Trading Corp.	Fixed Income Arbitrage	45,964,900	7.87	Monthly
Sowood Alpha Fund, LP	Multi-Strategy/Event Arbitrage	1,285,326	0.22	Annual

		$557,469,504	95.50%

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 7/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*
AG Mortgage Value Partners, L.P.	Distressed Investments	$38,832,664	8.46%	Annual
Anchorage Capital Partners, L.P.	Distressed Investments	76,287,539	16.63	Annual
Aurelius Capital Partners, LP	Distressed Investments	78,913,700	17.20	Semi-Annual
Centerbridge Credit Partners, L.P.	Distressed Investments	31,071,368	6.77	Bi-Annual
Davidson Kempner Distressed Opportunites Fund LP	Distressed Investments	43,840,085	9.56	Annual
King Street Capital, L.P.	Distressed Investments	76,621,598	16.70	Quarterly
One East Partners, L.P.	Distressed Investments	3,473,207	0.76	Quarterly
Silver Point Capital Fund, L.P.	Distressed Investments	30,221,452	6.59	Annual
Watershed Capital Partners, L.P.	Distressed Investments	58,419,678	12.73	Quarterly

		$437,681,291	95.40%

*	The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

25

Notes to Financial Statements (continued)

7. INVESTMENTS (CONTINUED)

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 7/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*
Bay Pond Partners, L.P.	Long/Short Equity Investments	$49,753,519	5.70%	Semi-Annual
Brookside Capital Partners Fund II, L.P.	Long/Short Equity Investments	65,548,693	7.50	Quarterly
Cadian Fund LP	Long/Short Equity Investments	58,130,177	6.65	Quarterly
Cadmus Capital Partners (QP), LP	Long/Short Equity Investments	1,316,587	0.15	Quarterly
CamCap Energy, L.P.	Long/Short Equity Investments	47,902,341	5.48	Quarterly
Conatus Capital Partners LP	Long/Short Equity Investments	68,709,392	7.87	Quarterly
Copper River Partners, L.P.	Short Equity Investments	966,816	0.11	Annual
Highside Capital Partners, L.P.	Long/Short Equity Investments	38,285,268	4.38	Annual
Icarus Qualified Partners, L.P.	Short Equity Investments	35,483,807	4.06	Annual
Joho Partners, L.P.	Long/Short Equity Investments	61,652,807	7.06	Semi-Annual
MW European TOPS Fund	Long/Short Equity Investments	77,475,416	8.87	Monthly
Millgate Partners II, L.P.	Long/Short Equity Investments	70,592,047	8.08	Quarterly
North River Partners, L.P.	Long/Short Equity Investments	57,975,280	6.64	Quarterly
Tiger Consumer Partners, L.P.	Long/Short Equity Investments	55,775,093	6.39	Quarterly
Viking Global Equities LP	Long/Short Equity Investments	90,272,626	10.33	Annual
Woodbourne Daybreak Global Fund, L.P.	Long/Short Equity Investments	878,963	0.10	Quarterly

		$780,718,832	89.37%

AETOS CAPITAL OPPORTUNITIES FUND, LLC

PORTFOLIO FUND NAME	STRATEGY	FAIR VALUE 7/31/2010	% OF MEMBERS’ CAPITAL	LIQUIDITY*
GMO Tactical Opportunities Fund (Onshore)	Long/Short Equity Investments	$15,138,753	10.14%	Monthly
Joho Partners, L.P.	Long/Short Equity Investments	31,459,402	21.06	Semi-Annual
Samlyn Onshore Fund, LP	Long/Short Equity Investments	22,628,949	15.15	Semi-Annual
Sansar Capital, L.P.	Long/Short Equity Investments	1,824,932	1.22	Quarterly
Sansar Capital Holdings, Ltd.	Long/Short Equity Investments	401,755	0.27	Annual
Sheffield Institutional Partners, L.P.	Event-Driven	1,008,097	0.67	Annual
Spindrift Partners, L.P.	Real Assets	18,826,687	12.60	Semi-Annual
The Elkhorn Fund, LLC	Long/Short Equity Investments	27,881,466	18.67	Monthly

		$119,170,041	79.78%

*	The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

26

Notes to Financial Statements (concluded)

8. COMMITMENTS

At July 31, 2010, the Funds had made no commitments to purchase Portfolio Funds and had submitted no redemption requests from the Portfolio Funds.

9. SUBSEQUENT EVENTS

Through September 1, 2010, the Funds paid no redemptions and received the following contributions:

FUND	AMOUNT
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$3,093,969
Aetos Capital Distressed Investment Strategies Fund, LLC	1,548,281
Aetos Capital Long/Short Strategies Fund, LLC	3,098,281
Aetos Capital Opportunities Fund, LLC	13,968

The following table summarizes the redemption requests received by the Funds subsequent to July 31, 2010:

FUND	NUMBER OF INVESTORS	ESTIMATED REDEMPTION AMOUNT SUBSEQUENT TO 7/31/10	% OF MEMBERS’ CAPITAL
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	32	$15,434,989	2.64%
Aetos Capital Distressed Investment Strategies Fund, LLC	32	14,886,132	3.24%
Aetos Capital Long/Short Strategies Fund, LLC	33	53,033,147	6.07%
Aetos Capital Opportunities Fund, LLC	27	13,018,813	8.72%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of July 31, 2010.

27

Approval of Investment Advisory Agreements

July 31, 2010

(Unaudited)

At a meeting held in person on July 20, 2010, the Board of Managers of each Fund, including the independent board members (the “Boards”), discussed the materials previously provided to them and reviewed the nature, quality and scope of the services provided to the Funds by the Investment Manager. The Boards also considered the proposed fees to be charged under the Investment Advisory Agreements, as well as each Fund’s performance, and reviewed the comparative fee and performance data previously provided by the Investment Manager. They also considered the information provided by the Investment Manager regarding the Investment Manager’s financial performance and profitability. In considering the approval of the Advisory Agreement for each Fund, the Board members gave particular consideration to the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES

The Board of each Fund reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Funds under the Investment Advisory Agreements, including the selection of underlying hedge funds (“Portfolio Funds”), allocation of each Fund’s assets among, and monitoring performance of, Portfolio Funds, evaluation of risk exposure of Portfolio Funds and reputation, experience and training of Portfolio Funds’ investment managers (“Portfolio Managers”), management of short-term cash and operations of each Portfolio Fund, and day-to-day portfolio management and general due diligence examination of Portfolio Funds before and after committing assets of each Fund for investment. The Boards also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager under the Investment Advisory Agreements, including, among other things, providing to each Fund office facilities, equipment and personnel. The Boards also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory and administrative services to each Fund. The Boards determined that the Investment Manager’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Boards concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Boards reviewed the performance of each Fund based on information provided by the Investment Manager that showed each Fund’s return for its most recent fiscal year as compared to the return of other comparable registered funds-of-hedge-funds for their most recent fiscal years. The Boards considered each Fund’s performance since inception, the relative lack of correlation of such performance to fixed income or equity indices generally, and the performance of each Fund over the prior year during a period of extreme market stress. The Boards concluded that each Fund’s performance was satisfactory.

28

Approval of Investment Advisory Agreements (concluded)

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Boards reviewed the management fee rate (the “Management Fee”) and total expense ratio of each Fund. The Boards also reviewed the annual separate program (the “Program”) fee of up to 0.50% and the performance fee of up to 10% of aggregate Program net profits above the return of the 90 day Treasury Bill (the “Incentive Fee”) payable to the Investment Manager by investors in the Funds. The Boards also reviewed a report prepared by the Investment Manager comparing the fees payable by each Fund to those payable by other comparable registered funds-of-hedge-funds. The Boards noted that the fees payable to the Investment Manager, including the Program fee and the Incentive Fee, were lower than or comparable to the fees payable to the advisers of most comparable registered funds-of-hedge-funds. The Board concluded that each Fund’s Management Fee, Program fee, Incentive Fee and total expense ratio were reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Boards reviewed the structure of each Fund’s Management Fee schedule under the Investment Advisory Agreements and noted that it does not include any breakpoints. The Boards considered that each Fund’s Management Fee was 0.75% and concluded that the fee was sufficiently low that the Boards did not need to consider adding breakpoints at this time. The Boards also determined that, given the relative size of each Fund, economies of scale were not a factor that needed to be considered at this time.

PROFITABILITY OF ADVISER AND AFFILIATES

The Boards considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager and its affiliates during the previous year from the Investment Manager’s relationship with each Fund. The Boards noted that the Funds’ investor base consists of sophisticated investors that are capable of evaluating whether the fees charged and the services provided by the Investment Manager are appropriate. The Boards noted that the Investment Manager had first become profitable in 2005, and that its profit margins had not substantially increased since that time. Based on their review of the information they received, the Boards concluded that the profits earned by the Investment Manager and its affiliates were not excessive in light of the advisory, administrative and other services provided to each Fund.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board of each Fund concluded it would be in the best interest of the Funds and its Members to approve the Investment Advisory Agreements.

29

AETOS CAPITAL OPPORTUNITIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) relates to the limited liability company interests of Aetos Capital Long/Short Strategies Fund, LLC (“Long/Short”) to be issued pursuant to an Agreement and Plan of Merger, dated October 12, 2010 (the “Merger Agreement”), between Long/Short and Aetos Capital Opportunities Fund, LLC (“Opportunities,” and together with Long/Short, the “Funds”) in connection with the merger of Long/Short with Opportunities, with Long/Short surviving the merger. This SAI does not constitute a prospectus. This SAI does not include all information that a member should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated October 12, 2010. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Aetos Capital Long/Short Strategies Fund, LLC, 875 Third Avenue, New York, New York 10022 or by calling (212) 201-2500 or by visiting the Commission’s website at www.sec.gov.

Please retain this document for future reference.

The date of this SAI is October 12, 2010.

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated October 12, 2010 (the “Proxy Statement and Prospectus”). The Proxy Statement and Prospectus has been sent to the members (“Members”) of each of Aetos Capital Long/Short Strategies Fund, LLC (“Long/Short”), and Aetos Capital Opportunities Fund, LLC (“Opportunities,” with each of Long/Short and Opportunities being a “Fund”), in connection with the solicitation of proxies by the Board of Managers of each Fund to be voted at the Special Meeting of Members of each Fund to be held on October 29, 2010. This SAI incorporates by reference the Prospectus and SAI of Long/Short dated June 1, 2010, as supplemented, and the Annual and Semi-Annual Reports of the Funds for the fiscal year and the six-month period ended January 31, 2010, and July 31, 2010, respectively.

Fund Histories

Each Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. Long/Short was formed as a limited liability company under the laws of the State of Delaware on March 19, 2002. Opportunities was formed as a limited liability company under the laws of the State of Delaware on March 11, 2005. Each Fund’s address is 875 Third Avenue, New York, New York 10022 and its telephone number is (212)  201-2500.

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of each Fund, as well as the principal risks associated with each Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

Each Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Interests”), are listed below. As defined by the Investment Company Act of 1940 (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of a Fund” means the vote, at an annual or special meeting of the Fund’s security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

●	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the Securities Exchange Commission (the “SEC”).

●	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

●

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

●

Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

●

Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts; however, Opportunities may through Portfolio Accounts (as hereinafter defined) purchase, hold and deal in real estate.

●

Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes; however, Opportunities may through Portfolio Accounts invest in commodities and commodity contracts.

●

Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. The foregoing restriction shall not apply to the Fund’s investment in money market instruments or money market funds. This restriction also does not apply to the Fund’s investments in Portfolio Funds.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except a Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. A Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds (as defined below) in which assets of the Fund are invested, but do apply to investments made by the Fund through a Portfolio Account (as defined below).

Each Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

As discussed in the prospectus, each Fund invests primarily in private investment funds (“Portfolio Funds”) that are managed by alternative asset managers (“Portfolio Managers”) that employ different investment strategies in pursuit of superior risk-adjusted returns. Each Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund’s assets (a “Portfolio Account”) in accordance with the Portfolio Manager’s investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Funds and Portfolio Funds, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

Equity Securities

The investment portfolios of Portfolio Funds and Portfolio Accounts may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Portfolio Managers may generally invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

A Portfolio Fund’s or Portfolio Account’s investments in non-investment grade debt securities (commonly known as “junk bonds”), including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Junk bonds in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of junk bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under “Risk Factors—Non-U.S. Investments.”

As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund’s or Portfolio Account’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund or Portfolio Account to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund’s or Portfolio Account’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund’s or Portfolio Account’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Fund’s or a Portfolio Fund’s investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in a Fund’s or Portfolio Fund’s investment.

Commodities

Certain Portfolio Funds and Portfolio Accounts may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for a commodity while the Portfolio Fund or Portfolio Account has invested directly in that commodity, the value of the Portfolio Fund or Portfolio Account’s investment in that commodity may change accordingly.

In addition, the values of commodities are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices. These additional variables may create additional investment risks which subject the Portfolio Fund or Portfolio Account’s investments to greater volatility than investments in traditional securities.

Money Market Instruments

The Funds, Portfolio Funds and Portfolio Accounts may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Investment Manager or Portfolio Managers deem appropriate under the circumstances. The Funds or Portfolio Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the relevant Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the relevant Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. Each Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund’s or Portfolio Account’s investment portfolio.

Special Investment Techniques

Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

Derivatives. Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund’s or Portfolio Account’s performance.

If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund’s or Portfolio Account’s return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures. The Portfolio Managers may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s or Portfolio Account’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Portfolio Funds and Portfolio Accounts could cause a Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, each Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. In connection with its management of each Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in a Fund’s Prospectus or this SAI. There is no overall limitation on the percentage of a Fund’s net assets which may be subject to a hedge position.

Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

Successful use of futures also is subject to a Portfolio Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Some or all of the Portfolio Managers may purchase and sell commodity futures. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio

Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements.  The Portfolio Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s or Portfolio Account’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund’s or Portfolio Account’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, a Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. None of the Funds currently intends to use swaps or other derivatives in this manner.

Lending Portfolio Securities

A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

REPURCHASES AND TRANSFERS OF INTERESTS

Repurchase Offers

As discussed in the prospectus, offers to repurchase Interests will be made by a Fund at such times and on such terms as may be determined by the Fund’s Board of Managers (the “Board”), in its sole discretion in accordance with the provisions of applicable law. In determining whether a Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Fund’s Board will consider the recommendation of the Investment Manager. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

A Fund’s Board will cause the Fund to make offers to repurchase Interests or portions thereof from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members of the Fund or persons holding Interests acquired from such Members. When a Fund’s Board determines that the Fund will repurchase Interests or portions thereof, notice will be provided to each Member of the Fund describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interests (which is calculated once a month at month-end) from SEI Investments Mutual Funds Services, the administrator for the Funds, during such period. If a repurchase offer is oversubscribed by Members, the relevant Fund may repurchase only a pro rata portion of the Interests tendered by each Member, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Upon its acceptance of tendered Interests for repurchase, a Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Mandatory Redemptions

As noted in the prospectus, each Fund has the right to redeem an Interest or portion of an Interest of a Member or any person acquiring an Interest or portion thereof from or through a Member under certain circumstances. Such mandatory redemptions may be made if, in the judgment of the Investment Manager:

●

an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

●

ownership of an Interest by a Member or other person will cause a Fund to be in violation of, or subject a Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

●

continued ownership of such an Interest may be harmful or injurious to the business or reputation of a Fund or the Investment Manager, or may subject a Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

●	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

●	it would be in the best interests of a Fund to redeem an Interest or portion thereof.

In the case of a mandatory redemption, the Member or other person would receive the net asset value of the Interest or portion thereof subject to such redemption calculated as of the date of the redemption.

Transfers of Interests

No person may become a substituted Member of a Fund without the written consent of the Fund’s Investment Manager, which consent may be withheld for any reason in its sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Investment Manager, which may be withheld in its sole discretion. Without limiting the foregoing, the Investment Manager generally will consent to a transfer if it is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member’s immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Investment Manager may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the relevant Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notice to a Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Interest if the transfer involves less than its entire Interest, is at least equal to a Fund’s minimum investment requirement.

Any transferee meeting a Fund’s eligibility requirements that acquires an Interest or portion thereof in a Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the relevant LLC Agreement. If a Member transfers an Interest or portion thereof with the approval of the Investment Manager, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by a Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, a Fund reserves the right to redeem its Interest. Any transfer of an Interest in violation of the relevant LLC Agreement will not be permitted and will be void.

Each LLC Agreement provides that each Member has agreed to indemnify and hold harmless the relevant Fund, the Managers, the Investment Manager, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

BOARD OF MANAGERS

Each Fund’s Board provides broad oversight over the operations and affairs of the Fund. Each Fund’s Board has overall responsibility to manage and control the business affairs of the relevant Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. Each Fund’s Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The members of the Funds’ Boards of Managers are not required to contribute to the capital of any of the Funds or to hold Interests in any Fund. A majority of the Board of Managers are persons who are not “interested persons” (as defined in the Investment Company Act) of the Funds (collectively, the “Independent Board Members”). Each Fund’s Board of Managers met four times during the fiscal year ended January 31, 2010.

The Independent Board Members perform the same functions for each Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. In addition, each of the Independent Board Members serves on each Fund’s Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund’s independent auditors; directing investigations into matters within the scope of the independent auditors’ duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund’s Audit Committee met two times during the fiscal year ended January 31, 2010.

The Independent Board Members also serve on each Fund’s Nominating Committee. The Nominating Committee evaluates the qualifications and experience of potential candidates to serve as Independent Board Members of the Funds, and nominates candidates for consideration by the full Board. Persons recommended by each Fund’s Nominating Committee as candidates for nomination as Independent Board Members of the Funds are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance each Fund’s Board’s ability to manage and direct the affairs and business of the Funds, including, when applicable, to enhance the ability of committees of each Fund’s Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. The Independent Board Members of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund’s Board as they deem appropriate, therefore they will not consider nominations from investors at this time. Nominations from investors should be in writing and sent to the Independent Board Members. Each Fund’s Nominating Committee did not meet during the fiscal year ended January 31, 2010.

Each Fund’s policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee to serve on the Board, each Fund’s Nominating Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that each Fund’s business and operations are diverse and global in nature.

Each Fund is focused on its corporate governance practices and values independent Board Member oversight as an essential component of strong corporate performance to enhance shareholder value. Each Fund’s commitment to independent oversight is demonstrated by the fact that all of its Board Members, except Mr. Klein, are independent. In addition, all of the members of each Board’s committees are independent. Each Board acts independently of management and regularly holds independent member sessions of the Board without members of management present. The Funds do not have a lead independent director because each Board believes that the current Board leadership structure is well suited for its Fund and investors at this time.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Boards’ general oversight of the Funds and is addressed as part of various Board and committee activities. The Funds’ Investment Manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Boards recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Funds, the Boards interact with and review reports from, among others, the Funds’ Investment Manager, the Funds’ Chief Compliance Officer, the Funds’ independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Boards may, at any time and in its discretion, change the manner in which they conduct risk oversight.

The members of each Fund’s Board of Managers also serve on each Fund’s Valuation Committee. The Valuation Committee generally is responsible for determining the fair value of the following types of portfolio investments that may be held by a Fund: (i) portfolio investments for which the Investment Manager has received revised prices from the sources of the prices originally provided to the Investment Manager for such portfolio investments, where the revisions to such prices are of sufficient magnitude to alter the applicable Fund’s net asset value by 5% or more; (ii) portfolio investments for which no price or value is available at the time a Fund’s net asset value is calculated on a particular day, including new portfolio investments for which a usual source of pricing information has not yet been established and portfolio investments for which there is a short and temporary lapse in price provision by the usual pricing source; and (iii) portfolio investments for which the prices or values provided by the usual pricing source do not, in the judgment of the Investment Manager, represent the fair value of the instrument. Each Fund’s Valuation Committee did not meet during the fiscal year ended January 31, 2010.

The identity of the Board of Managers and Officers for the Funds and brief biographical information regarding each member of the Board of Managers and each Officer is set forth below. The same persons serve as members of the Board of Managers and Officers for each of the Funds and for Aetos Capital Distressed Investment Strategies Fund, LLC (the “Distressed Fund”) and Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the “Multi-Strategy Fund”). The Funds, the Distressed Fund and the Multi-Strategy Fund collectively constitute each of the “family of investment companies” and the “fund complex” for purposes of the following tables, except as set forth below in the table labeled “Compensation.” Each Manager who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act, is indicated by an asterisk.

Managers

Name, (Age) and Address	Manager Since	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Dollar Range of Interests in the Funds	Aggregate Dollar Range of Interests in all Funds overseen or to be overseen in Family of Investment Companies

INTERESTED BOARD MEMBER:

Michael Klein* (51) 875 Third Avenue New York, NY 10022	2003	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present; Director/Trustee of certain funds in the Morgan Stanley fund complex, August 2006-Present. As a result of these and other professional experiences, Mr. Klein possesses knowledge and experience in financial matters that strengthen the Board’s collective qualifications, skills, and experience.	over $100,000	over $100,000

INDEPENDENT BOARD MEMBERS:

Ellen Harvey (56) 756 Rugby Road Bryn Mawr, PA 19010	2002	Principal, Lindsay Criswell LLC, July 2008-Present; Principal, Vanguard, January 2008-June 2008; Senior Vice President, Mercantile Bankshares, February 2003–Present. As a result of these and other professional experiences, Ms. Harvey possesses knowledge and experience in financial matters that strengthen the Board’s collective qualifications, skills, and experience.	over $100,000	over $100,000

Pierre de Saint Phalle (61) 280 Park Avenue Floor 40W New York, NY 10017	2002	Managing Director and Consultant, Promontory Financial Group, March 2005-Present; Chairman, Atlantic Whitehall Funds, 2004-2009. As a result of.	over $100,000	over $100,000

Name, (Age) and Address	Manager Since	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Dollar Range of Interests in the Funds	Aggregate Dollar Range of Interests in all Funds overseen or to be overseen in Family of Investment Companies
		these and other professional experiences, Mr. de Saint Phalle possesses knowledge and experience in financial and regulatory matters that strengthen the Board’s collective qualifications, skills, and experience

Warren J. Olsen (53) 1200 17th Street Suite 2650 Denver, CO 80202	2003	Chairman and Chief Investment Officer, First Western Investment Management. As a result of these and other professional experiences, Mr. Olsen possesses knowledge and experience in financial and accounting matters that strengthen the Board’s collective qualifications, skills, and experience.	over $100,000	over $100,000

* “Interested Person,” as defined in the Investment Company Act.

Officers

Name, (Age) and Address	Position Held with Each Fund	Principal Occupation(s) or Employment During Past Five Years

Anne Casscells (51) 2180 Sand Hill Road, Suite 410 Menlo Park, CA 94025	Chief Investment Officer	Co-President, Aetos Alternatives Management and Managing Director, Aetos Capital, LLC.

Michael Klein (51) 875 Third Avenue New York, NY 10022	President	See biographical information under “Managers.”

Scott Sawyer (41) 875 Third Avenue New York, NY 10022	Treasurer	Director, Aetos Capital, LLC.

Harold J. Schaaff (49) 875 Third Avenue New York, NY 10022	Vice President and Secretary	General Counsel and Managing Director, Aetos Capital, LLC.

Reid Conway (38) 875 Third Avenue New York, NY 10022	Assistant Secretary and Chief Compliance Officer	Vice President, Aetos Capital, LLC.

The Board Members serve on each Fund’s Board for terms of indefinite duration. A Board Member’s position in that capacity will terminate if the Board Member is removed, resigns or is subject to various disabling events such as death or incapacity. A Board Member may resign upon 90 days’ prior written notice to the other Board Members, and may be removed either by vote of two-thirds of the Board Members not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Board Members will render assistance to Members on the question of the removal of Board Members in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Board Member, the remaining Board Members may appoint an individual to serve as a Board Member, so long as immediately after such appointment at least two-thirds of the Board Members then serving would have been elected by the Members. The Board Members may call a meeting of Members to fill any vacancy in the position of a Board Member, and must do so within 60 days after any date on which Board Members who were elected by the Members cease to constitute a majority of the Board Members then serving. If no Board Member remains to manage the business of the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of Members of the Fund within 60 days for the purpose of either electing new Board Members or dissolving the Fund.

Compensation

Name of Board Member	Aggregate Compensation from each Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and Fund Complex Paid to Managers**
Michael Klein	$0	None	None	$0
Ellen Harvey	$51,500	None	None	$51,500
Pierre de Saint Phalle	$51,500	None	None	$51,500
Warren J. Olsen	$54,000	None	None	$54,000

**	For the fiscal year ended January 31, 2010. Amount does not include reimbursed expenses for attending Board meetings.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager

Aetos Alternatives Management, LLC (the “Investment Manager”) serves as the investment manager for each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund’s Board. The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed $4.7 billion of assets as of August 31, 2010. The Investment Manager is located at 875 Third Avenue, New York, New York 10022.

Pursuant to the terms of the investment advisory agreements entered into between each Fund and the Investment Manager, each dated as of January 22, 2008 (each, an “Advisory Agreement”), the Investment Manager is responsible for developing, implementing and supervising each Fund’s investment program and for providing day-to-day investment management services to each Fund. The Investment Manager is primarily responsible for the selection of Portfolio Managers and the allocation of the assets of each Fund for investment among the Portfolio Managers. In addition, the Investment Manager is responsible for investing the cash portion of each Fund’s assets not invested in Portfolio Funds or through Portfolio Accounts.

Each Advisory Agreement requires the Investment Manager, at its expense, to provide the relevant Fund with adequate office space, facilities and equipment, and to provide certain administrative services to the Fund, including: the compilation and maintenance of records with respect to the Fund’s operations (excluding the preparation of accounting and investor records); with the assistance of the Fund’s administrator, legal counsel and independent accountants, the preparation of materials relating to meetings of its Board and Members, and the preparation and filing of required regulatory reports; and the supervision of services provided by the Fund’s administrator and custodian.

The Investment Manager is authorized, subject to the approval of a Fund’s Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Investment Manager in providing these services, subject to the requirement that the Investment Manager supervise the rendering of any such services to the Fund by its affiliates.

In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund pays the Investment Manager a monthly management fee (the “Management Fee”) computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests). For the fiscal years ended January 31, 2008, January 31, 2009 and January 31, 2010 each Fund paid the Investment Manager the amount set forth below:

	Amount Payable	Amount Waived	Net Amount Paid

Long/Short

Fiscal Year Ended January 31, 2008	$7,131,219	N/A	$7,131,219

Fiscal Year Ended January 31, 2009	$7,381,497	N/A	$7,381,497

Fiscal Year Ended January 31, 2010	$5,793,506	N/A	$5,793,506

Opportunities

Fiscal Year Ended January 31, 2008	$1,303,577	N/A	$1,303,577

Fiscal Year Ended January 31, 2009	$1,304,811	N/A	$1,304,811

Fiscal Year Ended January 31, 2010	$988,155	N/A	$988,155

The Investment Manager has served as the investment manager of each Fund since the Fund’s inception. Each Fund’s current Advisory Agreement was approved by each Fund’s Board on January 22, 2008 and by the Members of each Fund on February 18, 2008. Prior to such dates, the Investment Manager served as each Fund’s investment manager pursuant to investment advisory agreements whose terms and conditions were identical (other than effective dates) to the terms and conditions of the Original Advisory Agreements.

Each Advisory Agreement has an initial term of two years, and may be continued in effect from year to year thereafter if such continuance is approved annually by the relevant Board or by vote of a majority of the outstanding voting securities of that Fund; provided that in either event the continuance is also approved by a majority of the Independent Board Members by vote cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the factors considered by each Fund’s Board of Managers in approving each Advisory Agreement is set forth in each Fund’s annual report to its Members for the fiscal year ended January 31, 2010.

Each Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the relevant Fund; or by the Investment Manager. Each Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules thereunder.

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Investment Manager is not liable for any loss a Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

The Investment Manager or its designee maintains each Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 875 Third Avenue, New York, New York 10022.

Other Accounts Managed

The following tables show information regarding accounts (other than the Funds) managed by each named portfolio manager as of December 31, 2009.

Anne Casscells James Gibbons Michael Klein	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)
Registered Investment Companies	None	N/A	N/A	N/A

Other Pooled Investment Vehicles	None	N/A	N/A	N/A

Other Accounts	7	$2,211	4	$1,515

Material Conflicts of Interest

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus. Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria. Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm. Officers are also eligible to share in the net profits of the business under a profit participation plan. Participation amounts are determined on the basis of performance and contribution. In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

Ownership of Securities

As of January 31, 2010, the portfolio managers owned Interests of the Funds as follows:

	Long/Short	Opportunities

Anne Casscells	$100,001-500,000	$100,001-500,000

James Gibbons	$100,001-500,000	$100,001-500,000

Michael Klein	$10,001-50,000	$10,001-50,000

Fund Expenses

Each Fund bears all expenses incurred in its business and operations other than those specifically required to be borne by the Investment Manager pursuant to each Advisory Agreement. Expenses borne by each Fund include, but are not limited to, the following:

●

all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

●	all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

●	all costs and expenses associated with the organization of separate investment funds managed by Portfolio Managers retained by the Fund;

●	attorneys’ fees and disbursements associated with updating the Fund’s registration statement, prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

—	the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

—

the fees and disbursements of legal counsel to the Fund, legal counsel to the Independent Board Members, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

—	the fees and charges of the Fund’s custodian and administrator;

—	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

—	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

—	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for these purposes;

—	all charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Manager and any custodian or other agent engaged by the Fund; and

—	such other types of expenses as may be approved from time to time by the Board of Managers.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to each Fund. These expenses, fees and allocations will be in addition to those incurred by each Fund and its Members.

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to each Fund. These expenses, fees and allocations will be in addition to those incurred by each Fund and its Members.

Codes of Ethics

The Funds and the Investment Manager have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by certain of personnel, including investment personnel, that might compete with or otherwise take advantage of a Fund’s portfolio transactions. Covered persons include the Managers and the officers and directors of the Investment Manager and the Investment Manager, as well as employees of the Investment Manager and the Investment Manager having knowledge of the investments and investment intentions of a Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by a Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Funds’ registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Process

The Investment Manager’s investment process integrates objective setting, fundamental research, manager evaluation, portfolio construction, monitoring and risk management. Incorporating the tenets of modern portfolio theory to construct portfolios, this process is organized into the following six steps: (i) establishing the portfolio framework; (ii) undertaking fundamental research; (iii) defining portfolio objectives and structure; (iv) evaluating managers; (v) constructing and optimizing the portfolio; and (vi) monitoring the portfolio. The Investment Manager has developed a flexible absolute return strategy investment structure that allows it to respond to the varying circumstances of its clients. Each client’s requirements and objectives are carefully assessed in order to determine the investment structure and portfolio composition that is best aligned with their needs.

CONFLICTS OF INTEREST

The Investment Manager

The Investment Manager also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Funds (“Aetos Accounts”). The Funds have no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, provide investment advisory services to the Funds are engaged in substantial activities other than on behalf of the Funds, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between each Fund and the Aetos Accounts. Such persons devote only so much time to the affairs of each Fund as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Investment Manager expects to employ an investment program for each Fund that is substantially similar to the investment program employed by it for certain Aetos Accounts. As a general matter, the Investment Manager will consider participation by each Fund in all appropriate investment opportunities that are under consideration for those other Aetos Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Aetos Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit a Fund’s assets. There also may be circumstances under which the Investment Manager will consider participation by Aetos Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of a Fund, or vice versa.

The Investment Manager evaluates for each Fund and for each Aetos Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for a Fund or an Aetos Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Funds and the Aetos Accounts in the context of any particular investment opportunity, the investment activities of the Funds and the Aetos Accounts may differ from time to time. In addition, the fees and expenses of the Funds differs from those of the Aetos Accounts. Accordingly, the future performance of the Funds and the Aetos Accounts will vary.

When the Investment Manager determines that it would be appropriate for a Fund and one or more Aetos Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that a Fund participate, or participate to the same extent as the Aetos Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where a Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Aetos Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for a Fund and the Aetos Accounts, thereby limiting the size of a Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for a Fund and the Aetos Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, a Fund may be legally restricted from entering into a “joint transaction” (as defined in the Investment Company Act) with the Aetos Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Aetos Accounts, that are the same, different or made at a different time than positions taken for a Fund.

Other Matters

Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, any of the Funds. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, a Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for a Fund to purchase (or sell), and the Investment Manager has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Investment Manager and its affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

TAX ASPECTS

The following is a summary of certain aspects of the U.S. Federal income taxation of the Funds and their U.S. Members which should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor have they obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes, and there can be no assurance that the Service will not disagree with or that a court will sustain the positions discussed herein.

This summary only discusses certain aspects of the U.S. Federal income tax treatment of the Funds and is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, existing, temporary and proposed Treasury Regulations (the “Regulations”) and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretations possibly with retroactive effect. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Each prospective Member should consult with its own tax adviser in order fully to understand the U.S. Federal, state, local and foreign income tax consequences of an investment in a Fund.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own tax adviser regarding the acquisition of Interests.

Tax Treatment of Fund Operations

Classification of the Funds. The Funds have previously received an opinion of Clifford Chance US LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of each Fund’s Board, each Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership’s status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Clifford Chance US LLP has previously rendered its opinion that, under this “facts and circumstances” test, and based upon the anticipated operations of the Funds as well as the legislative history to Section 7704 of the Code, the text of the Section 7704 Regulations and certain representations of each Fund’s Board, the interests in a Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, the Fund will not be treated a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members of the Fund to the extent of the current or accumulated earnings and profits of the Fund; and Members of the Fund would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion of the Federal income tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of a fund, and those indirectly attributable to the Fund as a result of it being an investor in a Portfolio Fund.

As a partnership, each Fund is not itself subject to Federal income tax. Each Fund files an annual partnership information return with the Service which reports the results of operations. Each Member of a Fund is required to report separately on its income tax return its distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member of a Fund is taxed on its distributive share of the Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Allocation of Profits and Losses. Under each LLC Agreement, a Fund’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by that Fund for Federal income tax purposes.

Each LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by a Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Member’s capital account for the current and prior fiscal years.

Under each LLC Agreement, each Fund’s Board has the discretion to allocate specially an amount of a Fund’s capital gain (including short-term capital gain) for U.S. Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that the Member’s capital account exceeds its Federal income tax basis in its Interest. There can be no assurance that, if a Fund’s Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, a Fund’s gains allocable to the remaining Members of the Fund would be increased.

Tax Elections; Returns; Tax Audits.     The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754 of the Code. Under each LLC Agreement, at the request of a Member, a Fund’s Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. The actual effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, each Fund’s Board presently does not intend to make such election.

Each Fund’s Board decides how to report the partnership items on a Fund’s tax returns, and all Members of a Fund are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which a Fund’s items have been reported. In the event the income tax returns of a Fund are audited by the Service, the tax treatment of the Fund’s income and deductions generally would be determined at the Fund level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the “Tax Matters Partner,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

A Member receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member’s adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member’s contributions to a Fund. However, a withdrawing Member of a Fund will recognize ordinary income to the extent such Member’s allocable share of the Fund’s “unrealized receivables” and “substantially appreciated inventory items” exceeds the Member’s basis in such “unrealized receivables” and “substantially appreciated inventory items”, respectively (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner, but only to the extent that the amount of the distribution exceeds such Member’s adjusted tax basis in its Interest.

As discussed above, each LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member of a Fund recognizing capital gain, which may include short-term capital gain, in the Member’s last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Mandatory Basis Adjustments

The Funds are generally required to adjust their tax basis in their assets in respect of all Members in cases of partnership distributions that result in a “substantial basis reduction” (i.e., in excess of $250,000) in respect of the relevant partnership’s property. The Funds also are required to adjust their tax basis in their assets in respect of a transferee Member in the case of a sale or exchange of an Interest, or a transfer upon death, when there exists a “substantial built-in loss” (i.e., in excess of $250,000) in respect of Fund property immediately after the transfer. For this reason, the Funds will require (i) a Member who receives a distribution from the Funds in connection with a complete withdrawal, (ii) a transferee of an Interest (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interest.

Distributions of Property and Adjusted Basis

A partner’s receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) of the Code and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii) of the Code. Each Fund will determine at the appropriate time whether it qualifies as an “investment partnership.” Assuming it so qualifies, if a Member of a Fund is an “eligible partner,” which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

A Member’s tax basis for its interest in a Fund will include the amount of money the Member contributed to the Fund. A Member’s tax basis will be increased by the Member’s respective share of the Fund’s taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member’s respective share of any taxable losses.

Tax Treatment of Fund Investments

In General. Each Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “Currency Fluctuations – ‘Section 988’ Gains or Losses” below) and certain other transactions described below, each Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which a Fund’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a Fund.1

The maximum ordinary income tax rate for individuals is currently 35%2 and, in general, the maximum individual income tax rate for “qualified dividend income” (generally, a dividend from shares (held for certain holding periods) from certain domestic corporations, and from certain qualified foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or whose stock with respect to

1 Generally, in the absence of Regulations requiring it, a Fund will not treat positions held through different investment Portfolio Accounts or Portfolio Funds as offsetting positions for purposes of the straddle rules.

2 This rate applies to tax years through 2010. Absent Congressional action, the maximum ordinary income tax rate for individuals will be restored to 39.6% beginning on or after January 1, 2011.

which such dividend is paid is readily tradable on an established securities market in the United States), and for long-term capital gains is 15%3 (unless the taxpayer elects to be taxed at ordinary rates – see “Limitation on Deductibility of Interest and Short Sale Expenses” below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

Each Fund may realize ordinary income from dividends and accruals of interest on securities. Each Fund may hold debt obligations with “original issue discount.” In such case, a Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Each Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, a Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. Each Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by a Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered “miscellaneous itemized deductions” which, for a noncorporate Member, may be subject to restrictions on their deductibility. See “Deductibility of Fund Investment Expenditures by Noncorporate Members” below. Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.4

Currency Fluctuations – “Section 988” Gains or Losses.    To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to a Fund’s investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, a Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “Section 1256 Contracts” below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

3The maximum individual long-term capital gains tax rate will be 20% for sales or exchanges on or after January 1, 2011. The 15% maximum individual tax rate on qualified dividend income is scheduled to expire on December 31, 2010.

4Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Section 1256 Contracts.    In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by a Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Fund in computing its taxable income for such year. If a Section 1256 Contract held by a Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “Currency Fluctuations – ‘Section 988’ Gains or Losses.”) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election.    The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to the Regulations, a Fund (and any Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Regulations’ mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Fund will be accepted by the Service.

Short Sales.    Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Members’ Securities Positions.    The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by a Fund as “straddles” for Federal income tax purposes. The application of the “straddle” rules in such a case could affect a Member’s holding period for the securities involved and may defer the recognition of losses with respect to such securities.5

Limitation on Deductibility of Interest and Short Sale Expenses.    For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses for “indebtedness properly allocable to property held for investment”). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, a Fund’s activities will be treated as giving rise to investment income for a Member of the Fund, and the investment interest limitation would apply to a noncorporate Member’s share of the interest and short sale expenses attributable to the Fund’s operation. In such case, a noncorporate Member of a Fund would be denied a deduction for all or part of that portion of its distributive share of the Fund’s ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member of a Fund on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Members.    Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.6 In addition, except for the taxable years beginning in 2010, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, which was, for example, $166,800 (or $83,400 for a married person filing a separate return) in 2009 to deduct itemized deductions including such investment expenses. Under such provision, itemized deductions in excess of 2% of adjusted gross income may only be deducted to the extent that they exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. For the taxable year 2009, this limitation on itemized deductions was reduced by a factor of two-thirds. For the taxable years beginning in 2010, this limitation is eliminated entirely. However, absent Congressional action, it will apply for taxable years beginning on or after January 1, 2011. Moreover, such investment expenses was miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

These limitations will apply to a noncorporate Member’s share of the investment expenses of a Fund (including the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of a Fund. Each Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of a Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

5 The Funds will not generally be in a position to furnish to Members information regarding the securities positions of their Portfolio Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Portfolio Funds, should be treated as offsetting positions for purposes of the straddle rules.

6 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Supreme Court has held that on certain facts, investment advisory fees paid by a trust would be subject to such a floor on deductibility but indicated that on others, the fees may be fully deductible. Members that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

No deduction is allowed for sales loads paid by a Member to acquire an Interest in a Fund; instead any such fees will be included in the Member’s adjusted tax basis for its Interest in such Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

Application of Rules for Income and Losses from Passive Activities.    The Code restricts the deductibility of losses from a “passive activity” against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from a Fund’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member’s share of such income and gain from a Fund. Income or loss attributable to a Fund’s investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

“Phantom Income” From Fund Investments.    Pursuant to various “anti-deferral” provisions of the Code (the “Subpart F” and “passive foreign investment company” provisions), investments (if any) by a Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to a Fund’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

It is possible that certain dividends and interest directly or indirectly received by a Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax a Fund will directly or indirectly pay since the amount of a Fund’s assets to be invested in various countries is not known.

The Members of a Fund will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Portfolio Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

Sale of Interests

Members will not be able or allowed to freely sell or otherwise transfer their Interests. A Member that is allowed to sell its Interests generally will recognize capital gain or loss measured by the difference between the amount realized on the sale and the member’s adjusted tax basis in the Interests sold, except to the extent the gain on the sale of Interests is attributable to either unrealized receivables of a Fund or items of substantially appreciated Fund inventory, which will be treated as ordinary income. Any such capital gain or loss generally will be long-term capital gain or loss if the Member held the sold Interests for more than one year. The amount realized will include the Member’s allocable share of a Fund’s nonrecourse borrowings (as defined for Federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a liability upon the sale of Interests may exceed the Member’s cash proceeds from the sale.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.7 This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

7 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is not substantially related to the exercise or performance of the organization’s exempt purpose or function. UBTI also includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, a Fund’s income (or loss) from these investments may constitute UBTI.

Each Fund may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, each Fund will treat its short sales of securities as not involving “acquisition indebtedness” and therefore not resulting in UBTI.8 To the extent a Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year.

To the extent a Fund recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of the disposition of the securities, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during the taxable year. In determining the unrelated debt-financed income of a Fund, an allocable portion of deductions directly connected with a Fund’s debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

Since the calculation of a Fund’s “unrelated debt-financed income” is complex and will depend in large part on the amount of leverage, if any, used by a Fund from time to time,9 it is impossible to predict what percentage of a Fund’s income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization’s share of the income or gains of a Fund which is treated as UBTI may not be offset by losses of the exempt organization either from that Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that a Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. Each Fund will be required to report to a Member of the Fund which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by a Fund is highly complex, and there is no assurance that a Fund’s calculation of UBTI will be accepted by the Service.

8 Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

9 The calculation of a particular exempt organization’s UBTI would also be affected if it incurs indebtedness to finance its investment in a Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of a Fund’s income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in a Fund generally should not affect the tax-exempt status of such an exempt organization.10 In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from a Fund. (See “ERISA Considerations.”)

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations.    Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in a Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in a Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in a Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in a Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in a Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the relevant Fund is “passive” within the meaning of the applicable provisions of the Code and Regulations. Although there can be no assurance, each Fund’s Board believes that the Fund will meet such 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans.    Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See “ERISA Considerations.”)

10 Certain exempt organizations which realize UBTI in a taxable year will not constitute “qualified organizations” for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

Endowment Funds.  Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Tax Shelter Reporting Requirements

Under Treasury Regulations, the activities of a Fund may include one or more “reportable transactions,” requiring such Fund and, in certain circumstances, a Member to file information returns as described below. In addition, the Investment Manager and other material advisors to a Fund may each be required to maintain for a specified period of time a list containing certain information regarding the “reportable transactions” and the Fund’s investors, and the Service could inspect such lists upon request.

A “reportable transaction” of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code exceeding certain thresholds described below (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership’s “loss transaction,” and thus be required to report the transaction, if (i) the partner’s allocable share of such a partnership’s loss exceeds $2 million in any one taxable year or $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into) for non-corporate partners, and for corporate members, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above, or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see “Currency Fluctuations - ‘Section 988’ Gains or Losses” above).

The Service has published guidance exempting from the reporting requirements many of each Fund’s transactions that are marked to market under Sections 475 and 1256 of the Code, provided that the Fund has a “qualifying basis” in the assets underlying the transaction. Assets with a “qualifying basis” include, among others, certain assets purchased by the Fund for cash.

The Regulations require each Fund to complete and file Form 8886 (“Reportable Transaction Disclosure Statement”) with its tax return for each taxable year in which such Fund participates in a “reportable transaction.” Additionally, each Member treated as participating in a reportable transaction of a Fund is required to file Form 8886 with its tax return. Such Fund and any such Member, respectively, must also submit a copy of the completed form with the Service’s Office of Tax Shelter Analysis. Each Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of such Fund, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to such Fund’s transactions.

Under the above rules, a Member’s recognition of a loss upon its disposition of an interest in the Fund could also constitute a “reportable transaction” for such Member.

Under current legislation, a significant penalty is imposed on taxpayers that participate in a “reportable transaction” and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a “listed transaction”). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

Additional Reporting Requirements

A Member may have additional U.S. filing or reporting requirements in respect of their investment in the Fund under current or future rules. Members should consult their own advisors regarding any such reporting requirements they may have.

Certain Considerations for Non-U.S. Members

The discussion under this heading applies to certain Members who are not “U.S. persons” as determined for U.S. federal income tax purposes (“non-U.S. Members”). The term “U.S. person” means: (i) an individual citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any political subdivision thereof or therein; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of source; (iv) a trust if both (a) a U.S. court is able to exercise primary supervision over its administration and (b) one or more U.S. persons has the authority to control all of its substantial decisions, or a trust that has made a valid election under U.S. Treasury Regulations to be treated as a domestic trust; or (v) a partnership to the extent the interests therein are held by any of the foregoing.

Given the nature of the Funds’ investment activities, a non-U.S. Member generally should not be subject to regular U.S. federal income taxation on its allocable share of Fund income where such Member’s nexus with the U.S. is solely as a result of an investment in Interests. No assurances can be given in this respect, however. Dividends and certain interest income allocable to non-U.S. Members will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty).

If, contrary to a Fund’s expectations, the Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Member generally would be subject to regular U.S. federal income taxation on its allocable share of Fund income. In such a case, each non-U.S. Member would be required to file a U.S. federal income tax return reporting its allocable share of Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Member’s ultimate U.S. federal income tax liability, and the non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member’s U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member’s allocable share of Fund income may also be subject to a 30% U.S. branch profits tax.

Different rules from those described above may apply in the case of a non-U.S. member: (i) that has an office or other fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business; (ii) who is an individual present in the United States for 183 or more days in the taxable year of the disposition or has a “tax home” in the United States for U.S. federal income tax purposes; (iii) who is a former citizen or resident of the United States; or (iv) that is a controlled foreign corporation, a foreign insurance company that holds Interests in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulated earnings to avoid U.S. federal income tax.

Recently enacted legislation would apply a 30% withholding tax to certain payments made after December 31, 2012. Specifically, the withholding tax generally would apply to U.S. source payments (including interest, dividends, annuities and, generally, gross proceeds from the sale of US assets) made to non-U.S. financial entities unless such entities enter into agreements with the IRS to disclose their direct and indirect US account holders or investors. It would also apply to payments to certain other non-U.S. entities that do not provide certifications or information regarding their US ownership. If a non-U.S. Member is unable or fails to comply with these requirements, each Fund will be required to withhold on allocations to such Members of amounts subject to the withholding tax. Guidance has not yet been issued by the IRS with respect to this legislation. Prospective non-U.S. investors should consult their tax advisers regarding the application of these rules to them in their particular circumstances.

Each prospective non-U.S. Member should consult its own tax adviser regarding the tax consequences of an investment in a Fund.

New Withholding Rules. Recently enacted legislation imposes a new 30% withholding tax with respect to certain payments of U.S. source income (including dividends and interest) and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholdable Payments”). As a general matter, the new rules are designed to require non-U.S. persons to provide the IRS information about U.S. persons’ interests in non-U.S. accounts and non-U.S. entities. The 30% withholding tax regime applies if there is a failure to provide required information regarding U.S. ownership. The new withholding rules generally apply to Withholdable Payments made after December 31, 2012.

The new rules will subject a non-U.S. Member’s share of Withholdable Payments received by the Fund to 30% withholding tax unless such Member provides information, representations and waivers of non-U.S. law as may be required to comply with the provisions of the new rules, including, information regarding certain U.S. direct and indirect owners of such non-U.S. Member. A non-U.S. Member that is treated as a “foreign financial institution” will generally be subject to withholding unless it agrees to report certain information to the IRS regarding its U.S. accountholders and those of its affiliates.

Although the application of the new withholding rules to a sale or other disposal of an interest in an entity classified as a partnership for U.S. federal income tax purposes is unclear, it is possible that the gross proceeds of the sale or other disposal of an interest in the Fund will be subject to tax under the new withholding rules if such proceeds are treated as an indirect disposal of the non-U.S. Member’s interest in assets that can produce U.S. source interest or dividends, unless the selling non-U.S. Member provides appropriate reporting information. Members should consult their own advisors regarding the requirements under this new legislation with respect to their own situation.

State and Local Taxation

        In addition to the Federal income tax consequences described above, prospective Members should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws may differ in their treatment of limited liability companies such as the Funds. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member’s distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member’s share of the partnership’s income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

Each Fund that is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership solely engaged in purchasing and selling securities for its “own account.” (This exemption may not be applicable to the extent a partnership in which a Fund invests conducts a business in New York City.) By reason of a similar exemption, it is also expected that an individual Member of a Fund who is a nonresident of New York should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will also not be subject to New York City earnings tax on nonresidents with respect to his investment in a Fund.

Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member’s share of some or all of a Fund’s expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation may be treated as doing business in New York State and New York City, respectively, and may be subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.11 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation’s taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership’s income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exemption to this general rule in the case of a “portfolio investment partnership,” which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2) of the Code as qualifying gross income for this purpose. The qualification of a Fund as a “portfolio investment partnership” with respect to its investments through Portfolio Accounts and Portfolio Funds must be determined on an annual basis and, with respect to a taxable year, a Fund and/or one or more Portfolio Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing Member of a Fund may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Portfolio Fund.

New York State has enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than S corporations). Accordingly, a Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for such Fund’s own account.

11 New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in a Fund.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in a Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects—Unrelated Business Taxable Income” and “—Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because each Fund is registered as an investment company under the Investment Company Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.

A Benefit Plan which proposes to invest in a Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Members may currently maintain relationships with the Investment Manager or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Members should consult with their own counsel and other advisors to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of non-ERISA Plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

BROKERAGE

Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account. For the fiscal years ended January 31, 2008, January 31, 2009 and January 31, 2010, each Fund paid no brokerage commissions.

It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Funds. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

ACCOUNTANTS AND LEGAL COUNSEL

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of each Fund. Its principal business address is 300 Madison Avenue, New York, NY 10017.

Clifford Chance US LLP, New York, New York, acts as legal counsel to the Funds. Its principal business address is 31 West 52nd Street, New York, NY 10019.

CUSTODIAN

SEI Private Trust Company (the “Custodian”) serves as the primary custodian of the assets of each Fund, and may maintain custody of the assets of each Fund with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by each Fund’s Board. Assets of each Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

CONTROL PERSONS

As of August 31, 2010, Delta Master Trust owned 5.08% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Delta Master Trust is 1025 Virginia Avenue, Suite 400, Atlanta, GA 30354.

As of August 31, 2010, Chrysler Group LLC Master Retirement Trust owned 13.25% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 10.29% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, 13.45% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 26.96% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Chrysler LLC Master Retirement Trust is 1000 Chrysler Drive, 485-02-20, Auburn Hills, MI 48326.

As of August 31, 2010, Pennsylvania State University owned 6.31% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC and 7.24% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of the Pennsylvania State University is 103 Innovation Blvd. suite 212, University Park, PA 16802.

As of August 31, 2010, Kaiser Foundation Hospitals owned 13.21% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 11.67% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, 11.64% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 7.31% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Kaiser Foundation Hospitals is 1 Kaiser Plaza, 13th Floor Lakeside, Oakland, CA, 94612.

As of August 31, 2010, Kaiser Permanente Master Trust owned 10.21% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 8.57% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, 10.00% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 6.57% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Kaiser Permanente Master Trust is 1 Kaiser Plaza, 13th Floor Lakeside, Oakland, CA, 94612.

As of August 31, 2010, Board of Fire & Police Pension Commissioners of the City of Los Angeles owned 8.39% of the outstanding interests of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, 7.66% of the outstanding interests of Aetos Capital Distressed Investment Strategies Fund, LLC, and 7.02% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Board of Fire & Police Pension Commissioners of the City of Los Angeles is 360 East Second Street, Suite 600, Los Angeles, CA 90012.

As of August 31, 2010, Nestle in the USA Pension Trust owned 5.04% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 5.86% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of Nestle in the USA Pension Trust is 777 West Putnam Ave, Greenwich, CT 06830.

As of August 31, 2010, WSIB Investments (Total Return) Pooled Fund Trust owned 5.61% of the outstanding interests of Aetos Capital Long/Short Strategies Fund, LLC and 6.56% of the outstanding interests of Aetos Capital Opportunities Fund, LLC and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The address of WSIB Investments (Total Return) Pooled Fund Trust is 200 Front Street West, Toronto, ON M5V 3J1.

The persons named above are the only persons owning of record or beneficially 5% or more of the outstanding Interests of a Fund.

SUMMARY OF LLC AGREEMENTS

The following is a summary description of additional items and of select provisions of each LLC Agreement that are not described elsewhere in this SAI or in the combined prospectus of the Funds. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of LLC Agreement contained in Appendix A to the combined prospectus.

Liability of Members

Members in each Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and each LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of a Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to its LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to a Fund, whether before or after its dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet its debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member’s interests and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care

Each LLC Agreement provides that neither the Managers nor the Investment Manager (including certain of their affiliates, among others) shall be liable to a Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers and the Investment Manager (including certain of their affiliates, among others) by a Fund, but not by the Members of the Fund individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Member of a Fund for the repayment of any balance in such Member’s capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under each LLC Agreement do not provide for indemnification of a Manager or the Investment Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

Each LLC Agreement may generally be amended, in whole or in part, with the approval of the relevant Fund’s Board (including a majority of the Independent Board Members, if required by the Investment Company Act), and without the approval of the Members, unless the approval of Members is required by the Investment Company Act. However, certain amendments to the LLC Agreements involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the relevant Fund’s Board) to tender its entire Interest for repurchase by the relevant Fund.

Power of Attorney

By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the combined prospectus as Appendix B), each Member of a Fund will appoint the Investment Manager and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in each LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Investment Manager and each of the Managers and as such is irrevocable and continues in effect until all of such Member’s Interest in a Fund has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Fund’s Board for admission to the Fund as substitute Members.

Term, Dissolution and Liquidation

A Fund will be dissolved:

●	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

●	at the election of the Investment Manager;

●	upon the failure of Members to elect successor Managers at a meeting called by the Investment Manager when no Manager remains; or

●	as required by operation of law.

Upon the occurrence of any event of dissolution, the relevant Fund’s Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the combined prospectus combined under “Capital Accounts — Allocation of Net Profits and Losses.”

Upon the dissolution of a Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members of the Fund, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Members of the Fund, and (3) finally to the Members of the Fund proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Fund’s Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

Voting

Each Member has the right to cast a number of votes equal to the value of the Member’s capital account at a meeting of Members called by the Fund’s Board or by Members of the Fund holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund’s agreement with any investment adviser, and approval of the Fund’s auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund’s business, and may not act for or bind a Fund.

Reports to Members

Each Fund will furnish to its Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. Each Fund will send to its Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Investment Manager regarding a Fund’s operations during such period also will be sent to the Fund’s Members.

Fiscal Year

For accounting purposes, the fiscal year of the Funds is the 12-month period ending on January 31. The 12-month period ending December 31 of each year will be the taxable year of the Funds unless otherwise determined by the Fund’s Investment Manager.

PROXY VOTING POLICIES AND PROCEDURES

Aetos Alternatives Management, LLC

Proxy Voting Policy

I.      Introduction

This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II.    Routine Corporate Matters

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)         Appointment or election of auditors;

(ii)        Routine elections or re-elections of directors;

(iii)       Director’s liability and indemnification;

(iv)       General updating/corrective amendments to charter;

(v)        Name changes;

(vi)       Elimination of cumulative voting; and

(vii)      Elimination of preemptive rights.

III.    Issues Having the Potential for Major Economic Impact

AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)         Capitalization changes which eliminate other classes of stock and voting rights;

(ii)        Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii)        Stock purchase plans with an exercise price of not less than 85% of fair market value;

(iv)      Stock option plans that are incentive based and not excessive;

(v)      Other stock-based plans which are appropriately structured;

(vi      Reductions in supermajority vote requirements; and

(vii)    Adoption of anti-greenmail provisions.

AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)      Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii)      Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii)     Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv)     Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

(v)      Classified boards of directors;

(vi)     Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)    Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

(viii)   Excessive compensation or non-salary compensation related proposals;

(ix)      Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

(x)      “Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV.     Social and Corporate Responsibility Issues

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.     Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.     Proxy Voting Record Retention

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.   Proxy Administration

AAM’s internal Proxy Committee (the “Committee”) develops the firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Committee, comprised of the Chief Investment Officer, Chief Operating Officer, and General Counsel, analyzes types of proposals based on whether they would adversely affect shareholder’s interests and make a company less attractive to own. In evaluating proxy proposals each year, the Committee relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Committee establishes its recommendations, they are distributed to AAM’s Portfolio Management Group as voting guidelines. Ultimately, the investment professional primarily accountable for a portfolio is responsible for votes on companies in that portfolio. Most vote consistent with AAM’s guidelines. Occasionally, some will take an independent view on certain issues and vote differently. When an investment professional casts votes which are counter to the Committee’s guidelines, they are required to document their reasons in writing for the Committee. Annually, the Board of Managers of the AAM Funds will review AAM’s proxy voting process, policies, and voting records.

FINANCIAL STATEMENTS

  The Funds’ most recent audited financial statements are set forth in their Annual Report for the fiscal year ended January 31, 2010, attached to this Registration Statement as Exhibit D.

  The Fund’s most recent unaudited financial statements are set forth in their Semi-Annual Report for the six-month period ended July 31, 2010, attached to this Registration Statement as Exhibit E.

  As of July 31, 2010, the net asset value of outstanding Interests of Opportunities was more than 10% of the net asset value of outstanding Interests of Long/Short. Accordingly, pro forma financial statements showing the effect of the merger are set forth below.

  The following pro forma financials, which cover the twelve-month period ended July 31, 2010, relate to the Merger of Opportunities and Long/Short, following which Long/Short will be the surviving entity. Upon the effectiveness of the Merger on or after the closing date scheduled for the Merger (the “Closing Date”), the Interests of Opportunities will be exchanged for Interests of Long/Short and Opportunities will thereafter be deregistered under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of the Merger, each Member of Opportunities will receive Long/Short Interests equal in value to such Member’s pro rata interest in the net assets of Opportunities valued as of the last business day of the week in which approval of the Merger Agreement and the Merger by the Members of each Fund is obtained (or such other time as each Fund may agree) (the “Valuation Date”). The Board of each Fund has determined that the Interests of such Fund’s Members will not be diluted as a result of the Merger.

Aetos Capital Long/Short Strategies Fund, LLC

Pro Forma Combining Schedule of Investments

July 31, 2010

(Unaudited)

	Aetos Capital Long/Short Strategies Fund, LLC		Aetos Capital Opportunities Fund, LLC		Pro Forma Long/Short Combined Fund

Portfolio Funds	Cost	Value	Cost	Value	Cost	Value	% of Members’ Capital[2]

Bay Pond Partners, L.P.	18,970,904	49,753,519		-	18,970,904	49,753,519	4.87%

Brookside Capital Partners Fund II, L.P.	65,000,000	65,548,693		-	65,000,000	65,548,693	6.41%

Cadian Fund LP	50,000,000	58,130,177		-	50,000,000	58,130,177	5.68%

Cadmus Capital Partners (QP), L.P.[1]	1,816,984	1,316,587		-	1,816,984	1,316,587	0.13%

CamCap Energy, L.P.	45,000,000	47,902,341		-	45,000,000	47,902,341	4.68%

Conatus Capital Partners LP	65,500,000	68,709,392		-	65,500,000	68,709,392	6.72%

Copper River Partners, L.P.[1]	2,710,246	966,816		-	2,710,246	966,816	0.09%

Highside Capital Partners, L.P.	31,063,150	38,285,268		-	31,063,150	38,285,268	3.74%

Icarus Qualified Partners, L.P.	36,000,000	35,483,807		-	36,000,000	35,483,807	3.47%

Joho Partners, L.P.	50,000,000	61,652,807	19,000,000	31,459,402	69,000,000	93,112,209	9.10%

MW European TOPS Fund	80,000,000	77,475,416		-	80,000,000	77,475,416	7.57%

Millgate Partners II, L.P.	77,000,000	70,592,047		-	77,000,000	70,592,047	6.90%

North River Partners, L.P.	46,783,623	57,975,280		-	46,783,623	57,975,280	5.67%

Tiger Consumer Partners, L.P.	55,000,000	55,775,093		-	55,000,000	55,775,093	5.45%

Viking Global Equities, L.P.	48,460,934	90,272,626		-	48,460,934	90,272,626	8.83%

Woodbourne Daybreak Global Fund LP1	6,968,833	878,963		-	6,968,833	878,963	0.09%

GMO Tactical Opportunities Fund (Onshore)	-	-	21,500,000	15,138,753	21,500,000	15,138,753	1.48%

Samlyn Onshore Fund, LP	-	-	21,500,000	22,628,949	21,500,000	22,628,949	2.21%

Sansar Capital, L.P.	-	-	2,554,147	1,824,932	2,554,147	1,824,932	0.18%

Sansar Capital Holdings Ltd.	-	-	289,082	401,755	289,082	401,755	0.04%

Sheffield Institutional Partners, L.P.	-	-	915,748	1,008,097	915,748	1,008,097	0.10%

Spindrift Partners, L.P.	-	-	18,000,000	18,826,687	18,000,000	18,826,687	1.84%

The Elkhorn Fund, LLC	-	-	25,000,000	27,881,466	25,000,000	27,881,466	2.73%

Total Portfolio Funds	680,274,674	780,718,832	108,758,977	119,170,041	789,033,651	899,888,873	87.98%

Cash Equivalent

SEI Daily Income Trust Government Fund	94,879,323	94,879,323	30,558,783	30,558,783	125,438,106	125,438,106	12.26%

Total Portfolio Funds and Cash Equivalent	775,153,997	875,598,155	139,317,760	149,728,824	914,471,757	1,025,326,979	100.24%

1 – Portfolio Fund in liquidation

2 – Percentages are based on Members Capital of $1,022,838,506

The investments in Portfolio Funds shown above, representing 87.96% of members’ capital, have been fair valued.

See accompanying notes to pro forma financial statements.

Pro Forma Combining Statements of Assets and Liabilities

July 31, 2010

(Unaudited)

	Aetos Capital Long/Short Strategies Fund, LLC	Aetos Capital Opportunities Fund, LLC	Pro Forma Adjustments	Pro Forma Long/Short Combined Fund

Assets
Investments in Portfolio Funds and cash equivalent, at cost	$775,153,997	$139,317,760	-	$914,471,757
Investments in Portfolio Funds and cash equivalent, at value	$875,598,155	$149,728,824	-	$1,025,326,979
Accrued income	4,171	1,309	-	5,480

Total assets	875,602,326	149,730,133	-	1,025,332,459

Liabilities
Redemptions of Interests payable	988,949	38,544	-	1,027,493
Investment management fees payable	556,839	95,206	-	652,045
Administration fees payable	212,862	37,909	-	250,771
Board of Managers’ fees payable	10,094	10,094	-	20,188
Other accrued expenses	212,666	180,790	150,000 [1]	543,456

Total liabilities	1,981,410	362,543	150,000	2,493,953

Net Members’ Capital	$873,620,916	$149,367,590	(150,000)	$1,022,838,506

Members’ Capital
Net capital	$773,176,758	$138,956,526	(150,000)	$911,983,284
Net unrealized appreciation on investments in Portfolio Funds	100,444,158	10,411,064	-	110,855,222

Members’ Capital	$873,620,916	$149,367,590	(150,000)	$1,022,838,506

1.	Non-recurring cost in connection with the Merger which will be borne by the Aetos Capital Opportunities Fund, LLC.

See accompanying notes to pro forma financial statements.

Pro Forma Combining Statements of Operations

For the twelve-month period ended July 31, 2010

(Unaudited)

	Aetos Capital Long/Short Strategies Fund, LLC	Aetos Capital Opportunities Fund, LLC	Pro Forma Adjustments	Pro Forma Long/Short Combined Fund
Investment income:
Dividends from money market funds	$40,074	$11,405	-	$51,479

Expenses:
Investment management fees	5,907,472	1,034,368		6,941,840
Administration fees	722,798	132,322		855,120
Board of Managers’ fees	38,688	38,688	(25,792)[1]	51,584
Professional fees	329,214	294,020	(265,231)[1]	358,003
Custodian fees	81,881	16,292		98,173
Registration fees	22,089	11,905	(11,905)[1]	22,089
Printing fees	9,169	9,169	(9,169)[1]	9,169
Other expenses	17,936	15,813	(15,813)[1]	17,936

Total expenses	7,129,247	1,552,577	(327,910)[2]	8,353,914

Net investment loss	(7,089,173)	(1,541,172)	327,910	(8,302,435)

Net loss on Portfolio Funds sold	(98,659)	(1,405,919)	-	(1,504,578)
Net change in unrealized appreciation on investments in Portfolio Funds	11,871,249	5,484,162	-	17,355,411

Net increase in Members’ Capital derived from investment activities	$4,683,417	$2,537,071	327,910	$7,548,398

1.	Reflects elimination of duplicate services or fees.
2.	Does not reflect non-recurring cost in connection with the Merger which will be borne by the Aetos Capital Opportunities Fund, LLC.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Combined Financial Statements

July 31, 2010

(Unaudited)

1. Basis of Combination

The Board of Managers of Aetos Capital Long/Short Strategies Fund, LLC (“Long/Short”) and Aetos Capital Opportunities Fund, LLC (“Opportunities”), each, a “Fund” and collectively, the “Funds” at a meeting held on July 20, 2010 approved the merger of Long/Short and Opportunities in which Members of Opportunities would receive, on the date of the merger, Interests of Long/Short equal to the aggregate net asset value of their holdings in Opportunities. The merger is expected to be tax-free to Members of each Fund and the merger must be approved by the Members of each Fund.

The unaudited Pro Forma Statement of Assets and Liabilities, including the Schedule of Investments, at July 31, 2010 and the related Statement of Operations for the twelve-month period ended July 31, 2010 (“Pro Forma Statements”), reflect the accounts of Long/Short and Opportunities and give effect to the proposed merger of the Funds.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds as if the Merger occurred on July 31, 2010. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve months ended July 31, 2010 as if the Merger occurred on August 1, 2009. The Pro Forma Statements have been derived from the books and records of the Funds utilized in calculating net asset value at the date indicated above in conformity with accounting principles generally accepted in the United States of America.

The Pro Forma Statements and accompanying notes to pro forma combined financial statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in their respective Statements of Additional Information. Such Pro Forma Statements are presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Merger occurred on the specified date.

Any mailing or other normal solicitation costs will be borne by Aetos Alternatives Management, LLC, the Investment Manager of the Funds. Opportunities will bear all of the other expenses associated with the Merger, which expenses are expected to approximate $150,000.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

2. Portfolio Valuation

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The FASB issued ASC Topic 820, Fair Value Measurements and Disclosures, (formerly SFAS No. 157 Fair Value Measurements), which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3). The levels of the fair value hierarchy under FASB ASC Topic 820-10-35-39 to 55 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable;

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk. ASC Topic 820-10-35-59 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services – Investment Companies. The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC 946. The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities. The Investment Manager also considers such factors in determining whether a Portfolio Fund should be classified as Level 2 or Level 3 within the fair value hierarchy.

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of July 31, 2010:

Aetos Capital Long/Short Strategies Fund, LLC
	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds	$—	$256,929,379	$523,789,453	$780,718,832
Cash Equivalent	94,879,323	—	—	94,879,323

Total	$94,879,323	$256,929,379	$523,789,453	$875,598,155

Aetos Capital Opportunities Fund, LLC
	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds	$—	$43,020,219	$76,149,822	$119,170,041
Cash Equivalent	30,558,783	—	—	30,558,783

Total	$30,558,783	$43,020,219	$76,149,822	$149,728,824

Pro Forma Combined Fund
	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds	$—	$299,949,598	$599,939,275	$899,888,873
Cash Equivalent	125,438,106	—	—	125,438,106

Total	$125,438,106	$299,949,598	$599,939,275	$1,025,326,979

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Aetos Capital Long/Short Strategies Fund, LLC	Aetos Capital Opportunities Fund, LLC	Pro Forma Long/Short Combined Fund
Beginning Balance as of 7/31/09	$557,641,181	$73,053,745	$630,694,926
Realized loss	(102,029)	(1,504,990)	(1,607,019)
Change in unrealized appreciation	9,928,912	9,637,088	19,566,000
Net purchase/(sales)	(38,343,811)	(5,036,021)	(43,379,832)
Net transfers in and/or out of Level 3	(5,334,800)	—	(5,334,800)

Ending Balance as of 7/31/10	$523,789,453	$76,149,822	$599,939,275

All net realized gains and losses and changes in unrealized appreciation and depreciation in the preceding table are included in the Statements of Operations. The changes in net unrealized depreciation of investments in Portfolio Funds still held by the Funds at July 31, 2010 were as follows:

	Aetos Capital Long/Short Strategies Fund, LLC	Aetos Capital Opportunities Fund, LLC	Pro Forma Long/Short Combined Fund
Change in unrealized appreciation/(depreciation)	$(8,417,205)	$7,462,862	$(954,343)

3. Pro Forma Operations

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The adjustments represent those adjustments needed in order to present the result of operations as if the proposed merger had occurred on August 1, 2009.

4. Income Taxes

Each Fund, including the proposed combined Fund, intends to continue to be treated as a partnership for Federal income tax purposes. Each Member of a Fund is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying Pro Forma Statements. The Funds withhold and pay taxes on U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant.

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

PART C

OTHER INFORMATION

Item 15.  Indemnification

Reference is made in the provisions of Section 3.7 of Registrant’s limited liability company agreement to be filed as Appendix A to the prospectus filed as Exhibit (a)(3) to Pre-Effective No. 3 to the Registrant’s Registration Statement, filed on August 26, 2002, which is hereby incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

(1)

Certificate of Formation, is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 filed on March 27, 2002; Certificate of Amendment to Certificate of Formation, is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 filed August 26, 2002 (“Pre-Effective No. 3”); Form of Limited Liability Company Agreement of Registrant, is incorporated herein by reference to Exhibit (a)(3) to Pre-Effective No. 3.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Merger (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Form of Investment Advisory Agreement, is incorporated herein by reference to Exhibit (g) to Pre-Effective No. 3.

(7)	Not Applicable.

(8)	Not Applicable.

(9)	Custodian Services Agreement, is incorporated herein by reference to Exhibit (j) to Pre-Effective No. 3.

(10)	Not Applicable.

(11)	Opinion and consent of Clifford Chance US LLP, filed herewith.

(12)	Not applicable.

(13)	Administration Agreement, is incorporated herein by reference to Exhibit (k) to Pre-Effective No. 3.

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney, filed herewith.

(17)	Form of Proxy, filed herewith.

ITEM 17.     UNDERTAKINGS

     1.       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2.       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”) Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 12th day of October, 2010.

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

By:	/s/ Michael Klein
Michael Klein, President

Pursuant to the requirements of the 1933, Act this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Michael Klein Michael Klein		President and Manager (Principal Executive Officer)	October 12, 2010

/s/ Scott Sawyer Scott Sawyer		Principal Accounting Officer	October 12, 2010

* Ellen Harvey		Manager	October 12, 2010

* Pierre Saint Phalle		Manager	October 12, 2010

* Warren J. Olsen		Manager	October 12, 2010

* By:	/s/ Harold Schaaff		October 12, 2010
Harold Schaaff, attorney-in-fact

EXHIBIT INDEX

(11)	Opinion and consent of Clifford Chance US LLP

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney

(17)	Form of Proxy